Exhibit 10.15

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

General Purchase Agreement

Between

Cellco Partnership d/b/a Verizon Wireless

And

Starent Networks, Corp.

TABLE OF CONTENTS

1.	PARTIES	1

2.	TERM	1

3.	DEFINITIONS	1

4.	SCOPE	2

5.	SOFTWARE LICENSE	4

6.	PRICE AND PRICE REVISIONS	4

7.	ORDERS	5

8.	PAYMENT TERMS, BILLING	6

9.	RECORDS AM) REPORTS	6

10.	DELIVERY	7

11.	INSPECTION AND ACCEPTANCE	8

12.	[INTENTIONALLY OMITTED]	11

13.	PRODUCT CHANGE /DISCONTINUANCE	11

14.	PRODUCT WARRANTIES, SERVICES AND SUPPORT	11

15.	PRODUCT SAFETY NOTIFICATIONS/TOXIC SUBSTANCES	12

16.	TERMINATION	12

17.	INFRINGEMENT	13

18.	CONFIDENTIAL INFORMATION	14

19.	PUBLICITY AND DISCLOSURE	15

20.	COMPLIANCE WITH LAWS	15

21.	FORCE MAJEURE	16

22.	ASSIGNMENT	16

23.	TAXES	16

i

24.	PLANT AND WORK RULES AND RIGHT OF ACCESS		18

25.	INDEMNIFICATION		18

26.	INSURANCE		19

27.	RELATIONSHIP OF PARTIES		20

28.	NOTICES		20

29.	CALEA COMPLIANCE		21

30.	FOREIGN-BASED SERVICES		22

31.	NONWAIVER		22

32.	SEVERABILITY		22

33.	LIMITATION OF LIABILITY		22

34.	ESCROW		22

35.	SECTION HEADINGS		24

36.	SURVIVAL OF OBLIGATIONS		25

37.	CHOICE OF LAW AND JURISDICTION		25

38.	PRECEDENCE OF DOCUMENTS		25

39.	ENTIRE AGREEMENT		25

40.	SIGNATURES		25

	EXHIBIT A	PRODUCT & SERVICE PRICES

	EXHIBIT B	PRODUCT WARRANTIES, SERVICES, AND SUPPORT

	Attachment B-l	Warranty Period
	Attachment B-2	Product Repair Rates
	Attachment B-3	Repair Parts Pricing
	Attachment B-4	Seller’s Working Hour Schedule and Contract Information
	Attachment B-5	On-Site Assistance Rates
	Attachment B-6	Maintenance
	Attachment B-7	Training Terms and Standards
	Attachment B-8	Custom Development Prices

	EXHIBIT C	DELIVERY INSTRUCTIONS

ii

EXHIBIT D	NJ SALES TAX EXEMPTION

EXHIBIT E	[INTENTIONALLY OMITTED]

EXHIBIT F	M/W/DV BE UTILIZATION

iii

General Purchase Agreement

1.                                       PARTIES

1.1                                 This General Purchase Agreement (“Agreement”) is made between Starent Networks, Corp., a Delaware corporation, with offices at 30 International Place, 3rd Floor, Tewksbury, Massachusetts 01876 (“Seller” or “Starent” or “Starent Networks”) and Cellco Partnership, d/b/a Verizon Wireless, a Delaware general partnership, (together with its Affiliates as described below, “Verizon Wireless”) having an office and principal place of business at 180 Washington Valley Road, Bedminster, New Jersey 07921 on behalf of itself and its Affiliates.

1.2                                 An Affiliate that issues an Order hereunder may enforce the terms and conditions of this Agreement with respect to any Product or Service purchased by such Affiliate as though it were a direct signatory to the Agreement.

2.                                       TERM

This Agreement shall become effective when signed by authorized representatives of both parties (the “Effective Date”). Unless terminated in accordance with Section 16, this Agreement shall continue in effect for a period of one (1) year from the Effective Date (the “Term”). Thereafter, the Term of this Agreement will be automatically extended for subsequent one-year periods (each a “Renewal Term”) at each annual anniversary of the Effective Date, unless a Party terminates the Agreement in accordance with’ Section 16.1.1.

3.                                       DEFINITIONS

The terms defined in this Section shall have the meanings set forth below whenever they appear in this Agreement, unless the context in which they are used clearly requires a different meaning or a different definition is described for a particular Section or provision:

3.1                                 “Affiliate” means an entity that controls, is controlled by, or is under common control with Verizon Wireless.

3.2                                 “EMS Software” shall mean Starent’s software used to manage Starent’s ST-16 intelligent mobile gateway, referenced as Starent’s “EMS Software” in its documentation.

3.3                                 “Order” means a purchase order, or other written communication and/or electronic transmission that Verizon Wireless may deliver to Seller for the purchase of Product and/or Service.

3.4                                 “Operating System Software” means software (operating program in machine- readable form and feature descriptions or firmware) that is furnished with or embedded in Product.

3.5                                 “Prices” shall mean the prices for the Products listed under the heading “Verizon Wireless Price” on Exhibit A hereto.

3.6                                 “Product” means Seller’s goods, equipment, supplies, materials, parts, components, assemblies, Software and documentation described in Exhibit A, attached hereto, as such Exhibit may be amended from time to time by mutual written agreement of the parties or as otherwise contemplated herein.

3.7                                 “Proprietary Information” means any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances, which Proprietary Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed promptly in writing as having been disclosed as confidential or proprietary. Proprietary Information does not include information, technical data or know-how which (i) is in the possession of the receiving party at the time of disclosure as shown by the receiving party’s files and records immediately prior to the time of disclosure; (ii) prior or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving party, or (iii) is approved for release by the disclosing party in writing.

3.8                                 “Service” means the Product-related work to be performed by Seller under this Agreement, including installation, maintenance, repair, and other related services.

3.9                                 “Software” means any programs, in object form, including operating programs in machine readable form and feature descriptions or firmware, described in Exhibit A or otherwise embedded in the hardware portion of the Products delivered to Verizon Wireless and EMS Software. Throughout this Agreement the term Software, as defined above, is included in the term Product. Software does not include source code, subject to the escrow provisions set forth in Section 34 hereof.

3.10                           “Specifications” shall mean functional performance capabilities, capacities and specifications for the Product or Service in Seller’s then current published specifications and user documentation and as set forth in the Verizon Wireless PDSN/HA Requirements Specification Document Version 1.0.

3.11                           “Use” as it relates to Software shall mean: (i) the reading by authorized users into or out of hardware memory of the Software and the execution of the Software whether in whole or in part by any individual having authorized access to any Product on which the Software is operated and shall include employees of Verizon Wireless, its agents, or contractors; and (ii) and to process and execute instructions, statements and data included in, or input to, the Software, in all cases, solely as embedded in the hardware portion of Products; provided that “Use” as it relates to the EMS Software shall also mean:  to transfer into, and store in, equipment selected by Verizon Wireless, all or any portion of the EMS Software.

4.                                       SCOPE

4.1                                 This Agreement is for the benefit of Verizon Wireless and its Affiliates (collectively “Verizon Wireless”). Verizon Wireless may purchase (and in the case of Software, license) Seller’s Product for its own use and service unless otherwise specifically set forth herein. Such Product may be used to provide services to third parties.

4.2                                 This Agreement is nonexclusive and shall not be construed to require Verizon Wireless to purchase any specific amount of Product or Service from Seller.

4.3                                 This Agreement does not by itself order any Product or Service unless an Order for specific Products and/or Services is included as an addendum A-l to Exhibit A. Verizon Wireless may submit an Order for any Product and/or Service listed in Exhibit A and such Order shall become effective upon Seller’s acceptance thereof. If an Order submitted by Verizon Wireless to Seller conforms to the requirements of Section 7, is within the guidelines for Product or Service quantities and for the price or prices set forth in Exhibit A, and does not make a material change to any of the terms of this Agreement applicable to such Order, then Seller shall be deemed to have accepted such Orders for up to an aggregate of $[**] in Products in any calendar quarter immediately upon receipt of such Orders and shall use commercially reasonable efforts to accept Orders in excess of such amounts, subject in all cases to Seller’s approval of any terms or conditions of such Order which introduce Specifications or other terms inconsistent with or in addition to those set forth in this Agreement. For Orders not deemed accepted immediately upon receipt, Seller will use commercially reasonable efforts to make a decision on whether to accept an Order within ten (10) business days of receipt. Under special circumstances, Product or Services may also be purchased (or licensed as to Software) pursuant to the terms of this Agreement at prices quoted by Seller in response to a specific written request from Verizon Wireless.

4.4                                 Under no circumstances shall any Seller shrink-wrap and/or click-wrap license be given any force or effect in connection with any Software delivered to Verizon Wireless pursuant to this Agreement.

4.5                                 Verizon Wireless shall not modify, enhance, supplement, create derivative work from, adapt, translate, reverse engineer, decompile or disassemble Product or the Software included therein or otherwise reduce the Software to human readable form except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation. In the event applicable law grants Verizon Wireless the right to reverse engineer Product notwithstanding the above limitation, Verizon Wireless shall provide Seller with written notice prior to such reverse engineering activity, information sufficient regarding Verizon Wireless’ intended method of reverse engineering, its purpose and the legal authority for such activity and shall afford Seller a reasonable period of time before initiating such activity in order to evaluate the activity and/or challenge the reverse engineering activity with the appropriate legal authorities. Verizon Wireless shall refrain from such reverse engineering activity until such time as any legal challenge is resolved in such party’s favor. Further, if Verizon Wireless requires access to the source code of the Software in order to achieve interoperability of the Software with other software, Verizon Wireless will inform Seller accordingly. Seller can then decide Neither:  (i) to perform the work in order to achieve such interoperability and charge its then standard rates for such work to Verizon Wireless; or (ii) to permit Verizon Wireless to reverse engineer parts of the Software in order to obtain such source code, but only to the extent necessary to achieve such interoperability.

5.                                       SOFTWARE LICENSE

5.1                                 Software License — Other than EMS Software, effective upon delivery of the Software, Seller grants to Verizon Wireless and any subsequent purchaser, assignee, or lessee of Product, for the life of purchased Product, or during the term Product is leased, as applicable, a perpetual, nonexclusive, irrevocable (except for non-payment for the Software or the hardware in which such Software is embedded), enterprise-wide license and right to Use the Software solely in connection with hardware portion of the Product with which it is delivered. Verizon Wireless and any subsequent purchaser, assignee, or lessee may copy the Software for Use on such Product with which it was originally delivered for archival purposes or on an alternate Product for disaster recovery purposes, as applicable, but shall not otherwise reproduce the original Software or make copies of the Software for distribution to others. Title to such Software shall remain with Seller.

5.2                                 The license for EMS Software and additional terms and conditions applicable to the license of the EMS Software are set forth in Exhibit B.

6.                                       PRICE AND PRICE REVISIONS

6.1                                 Seller represents, warrants and covenants that, during the term of this Agreement, the prices, terms, conditions, warranties, and other benefits hereunder, are and will be no less favorable than those provided by Seller to other customers in the United States. If not, then, at the option of Verizon Wireless, this Agreement and any Order affected thereby will be retroactively modified to include the more favorable prices, terms, conditions, warranties or benefits commencing on the date Seller sold Products under such more favorable prices, terms, conditions, warranties or benefits to any other customer in the United States provided that the volume purchased by Verizon Wireless are equal to or greater than those purchased by another customer and provided further that if there are committed volumes, Verizon Wireless must agree to those commitments in order to receive more favorable pricing.

6.2                                 There is no minimum order quantity or volume required from Verizon Wireless when ordering Product and Service, unless specified otherwise in an exhibit.

6.3                                 The prices for all Product or Service ordered by Verizon Wireless are the Prices.

6.4                                 Notice of price change shall be given both in writing and in electronic format and made by means of certified or registered mail, express mail, or other overnight delivery service, electronic mail transmission or hand delivery, proper postage or other charges paid and addressed or directed to the respective parties indicated in Section 28.

6.5                                 Any price decrease or discount increase shall be effective immediately upon announcement by Seller. Such pricing shall apply to all Orders that have not been processed by Verizon Wireless for payment to Seller. In addition, if such change in price occurs within thirty (30) days of payment, Verizon Wireless shall be entitled to receive credit or refund, at Verizon Wireless’ option, for the difference between the price actually paid by Verizon Wireless and the reduced price for Product.

6.6                                 Under special circumstances, upon mutual agreement of Seller and Verizon Wireless on a case-by-case basis, Verizon Wireless may purchase Product and Service pursuant to the terms of this Agreement at prices and discounts quoted by Seller that are more favorable than the Prices. Such special circumstances may include, without limitation, (1) competitive allowances; (2) purchases that provide Seller with additional sales or manufacturing efficiencies; and (3) Seller promotional offers.

6.7                                 Quotations provided by Seller shall be valid for ninety (90) days from the date received by Verizon Wireless unless otherwise mutually agreed, and if there is a price increase, the price contained on the quotation will be honored until its expiration.

7.                                       ORDERS

7.1                                 An Order may be mailed or sent by facsimile transmission, or may be sent by electronic data interchange (EDI) upon agreement by Seller and Verizon Wireless to an EDI agreement for such communication. Seller agrees to cooperate with Verizon Wireless in the development of an EDI agreement for the communication of Orders, acknowledgments, subsequent invoicing, or other data.

7.2                                 Except where cancellation of an unshipped Order follows a failure of previously delivered similar Product to meet acceptance criteria within the prior six months, cancellation or rescheduling by Verizon Wireless of all or any part of an Order for Products prior to the delivery date applicable thereto will be subject to charges according to the following schedule:

Time Specification	Allowable changes during time specifications
0 - [**] days

No changes are allowed 0-[**] days from scheduled or confirmed delivery date nor after Product has been shipped provided that Verizon Wireless may elect once per year to delay shipment of an Order for up to [**] days.

[**] days

Subject to a [**]% cancellation/restoring fee applied to the amount of the Order so rescheduled; provided that Verizon Wireless may elect once per year to delay shipment of an Order for up to [**] days.

[**] days

Subject to a [**]% cancellation /restoring fee applied to amount of the Order so rescheduled or cancelled; provided that Verizon Wireless may elect once per year to delay shipment of an Order for up to [**] days.

7.3                                 Seller shall use best efforts to make delivery on the schedule established by Verizon Wireless; provided that, in no case shall Starent make delivery later than [**] weeks after receipt of an Order and further provided the initial order hereunder shall be delivered no later than November 30, 2003.

7.4                                 Seller may enforce each Order only against the Affiliate that has submitted the Order. Default shall not affect any other Affiliate party to this Agreement. Verizon Wireless agrees that it shall not provide, nor permit any other of its Affiliates to provide, any Starent Products to an Affiliate which is in breach of this Agreement.

7.5                                 If Verizon Wireless or an Affiliate is in material breach or default of this Agreement, and such breach continues for a period of sixty (60) days or more after receipt of Seller’s written notice, then Seller shall have the right to suspend delivery of Product on outstanding Orders with respect to the breaching entity, whether Verizon Wireless or any of its Affiliates.

7.6                                 If Seller shall be in material breach or default of this Agreement, and such breach shall continue for a period of [**] days after Seller’s receipt of Verizon Wireless’ written notice thereof, then, in addition to all other rights and remedies of law or equity or otherwise, Verizon Wireless shall have the right to immediately cancel all applicable Orders without any obligation or liability to Seller for said cancellation and terminate this Agreement in accordance with Article 16 while the breach remains uncured. However, if Seller fails to tender delivery of Product or render Service on the respective date agreed upon then Verizon Wireless shall have the right to immediately cancel all applicable Orders without further obligation or liability to Seller for said cancellation or any obligation to provide Seller a time period to cure said breach.

8.                                       PAYMENT TERMS, BILLING

8.1                                 Seller shall render invoices following the date of acceptance of the Product, as set forth in Section 11. Payment for Product or Service shall be due thirty (30) days from date of receipt of an undisputed invoice, unless payment terms more favorable to Verizon Wireless are stated on Seller’s invoice and Verizon Wireless elects to pay on such terms. Payment for related Service, unless specified otherwise in an Exhibit, shall be due thirty (30) days after receipt of an undisputed invoice, provided all obligations of Seller have been performed to Verizon Wireless’ satisfaction. However, payment shall not indicate acceptance of any Product or Service performed.

8.2                                 Invoices for charges specified in an Order shall be submitted by Seller to the address specified in the Order. Invoices shall include, but not be limited to, (i) Order number, (ii) Product description and identification number; (iii) ship to address; (iv) quantity shipped and billed or quantity of service units performed and billed; (v) net unit cost; and (vi) net invoice amount, and such other detail as Verizon Wireless may request

9.                                       RECORDS AND REPORTS

9.1                                 When requested by Verizon Wireless, Seller shall, for all Orders accepted by Seller, provide Verizon Wireless a monthly purchase report by ordering location, listing Product and Service purchased under this Agreement, including description, part number, quantities shipped, and associated list and net prices.

9.2                                 Seller shall maintain complete and accurate records of all invoices, all amounts billable to and payments made by Verizon Wireless, in accordance with generally accepted accounting practices. Seller shall retain and make available upon request such records for a period of three (3) years from the date of. final shipment of Product or rendering of Services covered by this Agreement. All such records shall be maintained in accordance with recognized accounting practices.

9.3                                 Verizon Wireless shall have the right, through its authorized representatives, to examine and audit such records at all-reasonable times, solely for the purpose of assessing the correctness of Seller’s billing; provided that, such audits shall not occur more than once in any twelve (12) month period. Prompt adjustments shall be made to compensate for any errors or omissions disclosed by such review or examination. If such review or examination determines that Verizon Wireless has made an overpayment in excess of [**] percent ([**]%) of the amount properly due for the audited period, then Seller shall reimburse Verizon Wireless for the entire cost and expense of such review and examination.

9.4                                 Seller will notify Verizon Wireless’ Supplier Diversity Director via e-mail at Supplierdiversity@verizonwireless.com in writing of any third-party supplier dollars that would be reportable under Verizon Wireless’ Minority-, Women-, Disabled Veteran- and Vietnam-Era Veteran-Owned Business Enterprises (“M/W/DV BE”) program. Additional provisions regarding the use of M/W/DV BEs are found at Exhibit F.

10.                                 DELIVERY

10.1                           Unless otherwise specified in an Order, shipment of Product shall be made FOB Verizon Wireless designated location, freight (from Starent’s manufacturing facility) prepaid and added to Verizon Wireless’ invoice. Seller shall select a carrier based on the best rate as negotiated by Seller, and Verizon Wireless shall only pay Seller’s net transportation costs, that include, but are not limited to, all applicable discounts, allowances and refunds. Failure to ship in accordance with Verizon Wireless’ instructions may result in charge backs to Seller.

10.2                           Standard delivery intervals for Product shall be as specified in Exhibit C and may be amended only by a written document signed by both parties. The Parties agree and understand that time is of the essence for Products purchased pursuant to this Agreement. Standard delivery intervals begin from the date of Seller’s acceptance or deemed acceptance of Verizon Wireless’ Order.

10.3                           If Seller fails to deliver Product to Verizon Wireless within [**] days after the delivery date set forth in the applicable agreed Order, Verizon Wireless may either cancel the Order or extend such ordered delivery date to a subsequent date. In exchange for Verizon Wireless electing to extend the delivery date, the parties agree that Seller will pay Verizon Wireless a performance compensation payment in an amount equal to [**] percent ([**]%) of the maximum dollar amount available under the related Order for each week or part thereof of delay occurring [**] days after the delivery date until either receipt of the Order by Verizon Wireless or the date on which Verizon Wireless cancels the Order, whichever first occurs.

10.4                           Unless instructed otherwise by Verizon Wireless, Seller shall, for Orders accepted, (i) see that all subordinate documents bear Verizon Wireless’ Order number; (ii) enclose a packing list with each shipment and when more than one package is shipped, identify the one containing the packing list; (iii) mark Verizon Wireless’ Order number on all packages and shipping papers; (iv) render invoices showing Verizon Wireless’ Order number; (v) render separate invoices for each shipment or Order; (vi) forward shipping notices with invoices; (vii) invoice Verizon Wireless by mailing or otherwise transmitting invoices, bills, and notices to the billing address on the Order; and (viii) make available a bill of lading upon request.

10.5                           Seller shall ship Product to Verizon Wireless within (i) the delivery intervals specified in Exhibit C (which do not include in-transit interval); or (ii) as otherwise provided by Seller to Verizon Wireless in a firm price quotation; or (iii) as otherwise authorized or permitted pursuant to this Agreement or an Order. If Seller fails to meet such timeframe, Verizon Wireless may require an expedited delivery, with any additional costs to be borne by Seller or Verizon Wireless may cancel all or part of the Order in accordance with Section 10.3. If Product is delivered ahead of the delivery date, Verizon Wireless may withhold payment for Product until after the specified delivery date and place Product in storage, at Seller’s expense, until the specified delivery date.

10.6                           Product shall be packaged for shipment, at no additional charge, in commercially suitable containers, consistent with all applicable laws, that provide protection against damage during the shipment, handling and storage of the Product in reasonably dry, unheated quarters.

11.                                 INSPECTION AND ACCEPTANCE

11.1                           All Products shall be subject to inspection and acceptance by Verizon Wireless after delivery to determine conformity with Verizon Wireless’ Order and the Specifications as set forth in this Section 11. Inspection or failure to inspect on any occasion shall not affect Verizon Wireless’ rights under the “Warranty” provisions of this Agreement or any other rights or remedies available to Verizon Wireless. Verizon Wireless’ rights under this Section 11 do not relieve Seller from its testing, inspection and quality control obligations.

11.1.1                  If the Product does not require installation, Verizon Wireless shall have a period of [**] days following arrival of Product at the delivery destination specified by Verizon Wireless within which to inspect the Product for conformity with Verizon Wireless’ Order or the Specifications. In the event of a discrepancy in quantity or rejection due to a discrepancy with the Order or the Specifications, Verizon Wireless shall provide Seller with written notice. If Product fails to meet acceptance criteria, Verizon Wireless may reject Product and return Product to Seller within [**] days, at Seller’s risk and expense, and receive a full refund of all amounts paid with respect to returned Product. In the alternative, Verizon Wireless may, at its option, grant Seller [**] days to correct all deficiencies, unless otherwise mutually agreed. If, after the cure period, Product still fails to perform, Verizon Wireless shall have the right to reject Product and return Product to Seller at Seller’s expense. Product shall not be deemed accepted unless such acceptance is in writing.

11.1.2                  If the Product is to be installed by Verizon Wireless, Verizon Wireless shall have the longer of either (i) [**] days following such installation to complete inspection, provided that installation shall occur not more than [**] days from delivery, or (ii) [**] days following the completion of any Seller authorized testing period within which to inspect the Product for conformity with Verizon Wireless’ Order and Seller’s advertised and published specifications. In the event of a discrepancy in quantity or rejection due to a discrepancy with the Specifications, Verizon Wireless shall provide Seller with written notice. Following such notification, Verizon Wireless may reject non- conforming Product and return non-conforming Product to Seller within [**] days, at Seller’s risk and expense, and receive a refund of all amounts paid with respect to returned non-conforming Product. In the alternative, Verizon Wireless may grant Seller the opportunity to repair or replace any non-conforming Product, in whole or in part, within [**] days, unless otherwise agreed. In the event Seller is unable to repair or replace such non-conforming Product during such period, then Verizon Wireless may reject such non-conforming Product and return such Product to Seller within [**] days, at Seller’s risk and expense, and receive a refund of all amounts paid with respect to the returned Product. For such Product returns, Verizon Wireless shall notify Seller and arrange for the return of Product. Product shall not be deemed accepted unless such acceptance is in writing.

11.1.3                  If the Product is to be installed by Seller, Product shall be accepted after successful conclusion of Seller’s standard test procedures (or other mutually agreed upon evaluation and test procedures), and Verizon Wireless’ written notice that Product has successfully completed such test procedures, provided that such test procedures verify Product performance in accordance with Seller’s advertised or published specifications or other mutually agreed upon specifications for such Product. If Product fails the test procedures, Verizon Wireless may, upon written notice to Seller, reject Product and return Product to Seller within [**] days, at Seller’s risk and expense, and receive a full refund of all amounts paid with respect to returned Product. In the alternative, Verizon Wireless may, at its option, grant Seller [**] days to correct all deficiencies, unless otherwise mutually agreed. If, after the cure period, Product still fails to perform, Verizon Wireless shall have the right to reject Product and return Product to Seller at Seller’s expense. Product shall not be deemed accepted unless such acceptance is in writing.

If applicable, any amounts paid to Seller by Verizon Wireless shall be refunded to Verizon Wireless within [**] days after return of Product. The purchase price for such Product shall also be credited against any volume commitments or volume discounts under this Agreement.

11.2                           Verizon Wireless shall certify to Seller that the Product has been accepted upon the successful achievement of the performance standard in the acceptance tests as specified in this Section 11.2. Within [**] days after Seller has certified that the Product has been installed and ready for use, Verizon Wireless, with Seller’s advice and assistance, shall commence the acceptance tests.

11.2.1                  The acceptance test shall end when the Product has met Verizon Wireless standard of performance by operating in conformance with both the Specifications and at an average availability level of [**] percent ([**]%) or more for a period of thirty (30) consecutive days, In the event the [**] percent ([**]%) availability level is not attained during the initial thirty (30) day period, the performance period shall be extended on a day-by-day basis until the [**] percent ([**]%) availability level has been attained for thirty (30) consecutive days within forty-five (45) days. In the event that the [**] percent ([**]%) availability level is not attained during this forty-five (45) day period, Verizon Wireless may either (i) terminate the Order and have the Product removed immediately, (ii) require replacement Product to be installed or (iii) continue the performance period subject to its rights under (i) and (ii) of this sentence.

11.2.2                  The average availability level is the resulting quotient, expressed as a percentage determined by dividing (i) the productive operational use time by (ii) the aggregate of productive operational use time plus equipment failure downtime.

11.2.3                  Total productive operational use time is the time the Product is in actual operation in conformance with both Seller’s published technical specifications and any Specifications submitted by Verizon Wireless, excluding time for:

(1)                                  Program testing,

(2)                                  Preparatory operations (data purification, file conversion, etc.),

(3)                                  All rerun time resulting from equipment failure.

11.2.4                  Product failure downtime shall be measured by the period elapsing from the time when Seller has been notified the Product is not operating in conformance with such Specifications to the time of restoration of the Product to proper operating condition.

11.2.5                  Product which shall have been accepted by Verizon Wireless and thereafter modified or replaced shall be deemed to have met Verizon Wireless standard of performance if the modified or replaced Product operates in conformance with Seller’s published technical specifications at an average availability level of [**] percent ([**]%) or more during a thirty (30) consecutive day period. The average availability level is the resulting quotient, expressed as a percentage determined by dividing (i) the productive operational use time of the replaced equipment by (ii) the aggregate of productive operational use time plus downtime resulting from failure of the equipment being tested.

11.2.6                  Verizon Wireless will maintain appropriate daily records to satisfy all requirements of this section.

11.2.7                  In addition to the acceptance test, Verizon Wireless has the right to subject Product to an operational soak period. Soak period means using the Product in a productive operation mode for a specified period, as shown in the Order. If the Product does not perform according to operational specifications during the soak period, Seller at no additional charge, shall provide technical support personnel, to perform Product tuning in order to meet operational specifications. If such tuning efforts are unsuccessful (i.e., the Product will not perform to operational specifications after a period of [**] days), Seller will be deemed in material breach and in addition to its other remedies at law, equity or under this Agreement. Verizon Wireless may return the Product, cancel the Order, and Seller shall refund all monies paid therefor, or Verizon Wireless may extend the soak period and tuning-related services until such time required to meet operational specifications.

12.                                 [INTENTIONALLY OMITTED]

13.                                 PRODUCT CHANGE /DISCONTINUANCE

13.1                           Seller is required to provide the Product as set forth in this Agreement, during the Term of this Agreement. In the event of any technological or specification change, or, software/firmware revision that would significantly impact Product operation, interchangeability with existing Product, appearance, warranty, life cycle or Verizon Wireless engineering/quality approvals of any Product, Seller shall give Verizon Wireless no less than [**] days advance written notice. In the event of any Product deletion or manufacturer discontinuance of any Product, Seller shall give Verizon Wireless no less than [**] days advance written notice. Seller shall, at the time of notification, provide Verizon Wireless with (i) a Product change number; (ii) a description of such change; (iii) the reason for change; (iv) a description of the impact of such change upon reliability, Product specifications, or form, fit or function; (v) proposed price impact (if any); and (vi) proposed effective date for such change and recommended implementation schedule.

13.2                           If the parties fail to reach agreement on any such change in Product to be made by Seller, then, in addition to all other rights and remedies at law or in equity or otherwise, Verizon Wireless shall, at no cost or liability, have the right to terminate all pending orders for the Product affected by such change.

13.3                           Seller may discontinue the availability of Product at any time, but shall accept Orders for discontinued Product for a period of at least [**] days after the effective date of discontinuation. Orders for discontinued Product shall only be accepted if delivery is requested within [**] days of the effective date of discontinuation.

13.4                           Seller agrees that if the required [**] days’ prior written notice is not provided, Seller shall accept, at Verizon Wireless’ option, a Product exchange or return for all of such Product in Verizon Wireless’ inventory on the effective date of the change. Any such Product returned must be unused, undamaged and in the original carton and may be returned, at Verizon Wireless’ option, for one hundred percent (100%) credit of the price paid or an equal dollar value exchange for any other Product offered under this Agreement or a refund.

13.5                           Seller shall, if requested by Verizon Wireless, provide Verizon Wireless with maintenance service and repair service for Product for a period of [**] years after such Product has been discontinued at no additional cost to Verizon Wireless provided Verizon Wireless continues to maintain its maintenance agreement. If Supplier is unable to supply such services or Supplier is unable to obtain an alternative source to provide such services for Verizon Wireless, then such inability shall be considered noncompliance with this clause. During this [**] year period, Supplier will also work with Verizon Wireless to help it migrate to a new product.

14.                                 PRODUCT WARRANTIES, SERVICES AND SUPPORT

Seller shall provide Product warranties, Services, and support as set forth in Exhibit B hereto.

15.                                 PRODUCT SAFETY NOTIFICATIONS/TOXIC SUBSTANCES

15.1                           Seller will immediately notify Verizon Wireless by telephone (followed by written confirmation within twenty-four hours) if Seller learns that Product purchased, materials used or services rendered fail to comply with applicable safety rules or standards of the United States Consumer Product Safety Commission or the Environmental Protection Agency or contain a defect that presents a substantial risk to the public health or injury to the public or the environment, whether by itself or when used by Verizon Wireless for its intended purpose.

15.2                           If any of Seller’s Products are discovered by either Seller or Verizon Wireless to contain a defect which could pose a threat to the health and/or safety of any Product user, the environment or to the Verizon Wireless network when used for its intended purpose, Seller shall, in addition to any other requirements it may have pursuant to this Agreement or by law, at the Option of Seller, recall all applicable Products and repair or replace them.

15.3                           Seller represents and warrants that each Product, when furnished by Seller, is safe for normal use, is nontoxic, presents no abnormal hazards to persons or the environment, and may be disposed of as normal refuse. Seller further represents and warrants that all Services, when provided hereunder, present no abnormal hazards to persons or to the environment.

16.                                 TERMINATION

16.1                           This Agreement may be terminated, by written notice only, as follows:

16.1.1                  By either party, at least sixty (60) days prior to the expiration of any Term or Renewal Term, with such termination being effective as of the end of the Term or Renewal Term. Verizon Wireless shall have the right to place Orders up until the effective date of the termination, and termination of this Agreement pursuant to this subsection 16.1 shall not affect any outstanding Order as of the effective date of the termination.

16.1.2                  Verizon Wireless may terminate this Agreement without cause, effective immediately, upon written notice to Seller; provided that the provisions of this Agreement governing existing Orders already accepted by Seller shall continue to apply in full force and effect.

16.1.3                  By Verizon Wireless, immediately, in the event of the following:

(a)                                  Seller judged bankrupt or insolvent;

(b)                                 Seller makes a general assignment for the benefit of its creditors;

(c)                                  Trustee or receiver is appointed for Seller or for any of its property;

(d)                                 Any petition by or on behalf of Seller is filed to take advantage of any debtor’s act or to reorganize under the bankruptcy or similar laws;

(e)                                  Seller fails to comply with laws, ordinances, rules, regulations or orders of any public authority and fails to cure such noncompliance within thirty (30) days of learning of such violation; or

(f)                                    Seller has not cured a material breach of this Agreement within thirty (30) days after the date upon which Seller was given written notification of such breach, except to the extent other provisions of this Agreement provide Seller with a greater period of time in which to cure a breach.

16.2                           Termination shall not affect any Order placed prior to the date of termination, or any fully paid up license granted to Verizon Wireless. In no way shall termination under this Section 16 by Seller for an uncured material breach or default by Verizon Wireless act to impair Verizon Wireless’ right, title and interest to Products purchased hereunder or its rights under Section 5.1 or Exhibit B Section 2 for Software licenses or EMS Software licenses which have been purchased hereunder (but only to the extent of the rights set forth in such licenses). The irrevocable nature of paid-for Software or EMS Software licenses shall not preclude Seller from seeking injunctive relief to prevent the reoccurrence or continuing of a breach of this Agreement by Verizon Wireless but such injunction may not restrict or limit Verizon Wireless’ Use of the Software within the scope of the license granted herein.

16.3                           Upon termination of this Agreement, Verizon Wireless shall not be liable to Seller, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Seller of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments made in connection with the establishment, development or maintenance of Seller’s business, or on account of any other cause or thing whatsoever, other than breach of this Agreement. The termination shall not prejudice the rights or liabilities of the parties with respect to Product sold, or any indebtedness then owing by either party to the other.

16.4                           The foregoing rights are in addition to, and not in limitation of, any other remedy either party may have at law or equity.

17.                                 INFRINGEMENT

17.1                           Seller shall indemnify, defend and hold harmless Verizon Wireless, its parents, subsidiaries and Affiliates, and its and their respective directors, officers, partners, employees, agents, successors and assigns (“Indemnified Parties”) from all claims, suits, demands, damages, liabilities, expenses (including, but not limited to, reasonable fees and disbursements of counsel and court costs), judgments, settlements and penalties of every kind (“IP Claim”) arising from or relating to” any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property or proprietary rights arising from or in connection with the Products provided or the Services performed under this Agreement or their Use. Notwithstanding anything to the contrary contained in this Agreement (including, but not limited to, Section 25), the provisions of this Section 17 shall govern the rights of Indemnified Parties with respect to indemnification for IP Claims.

17.2                           The procedures set forth in Section 25 shall apply in the case of any claims of infringement, misappropriation or violation of intellectual property rights for which indemnification will be sought.

17.3                           Without limitation of Sections 17.1 and 17.2, if sale, use or if applicable, distribution, of the Products or Services becomes subject to an IP Claim, Seller shall, at Verizon Wireless’ option and Seller’s expense:

17.3.1                  Procure for Verizon Wireless the right to use the Products and/or Services; provided that Verizon Wireless may not compel Seller to procure such rights if Seller could replace or modify (pursuant to Section 17.3.2 and 17.3.3 below) without materially affecting Verizon Wireless’ network;

17.3.2                  Replace the Products and/or Services with equivalent, non-infringing Products and/or Services;

17.3.3                  Modify the Products and/or Services so they become non-infringing; or

17.3.4                  Remove the Products and/or Services and refund the purchase price, including transportation, installation, removal and other incidental charges.

18.                                 CONFIDENTIAL INFORMATION

18.1                           Confidentiality. The party receiving Proprietary Information (the “Receiving Party”) agrees that the party disclosing such Proprietary Information (the “Disclosing Party”) has a proprietary interest in any Proprietary Information provided to the Receiving Party by the Disclosing Party. The Receiving Party shall disclose the Proprietary Information only to those of its agents and employees to whom it is necessary in order to properly carry out their duties as limited by the terms and conditions hereof. Both during and after the term of this Agreement, all disclosures of Proprietary Information by the Receiving Party to its agents and employees shall be held in strict confidence by such agents and employees. During and after the term of this Agreement, Reseller, its agents and employees shall not use the Proprietary Information for any purpose other than in connection with Reseller’s sale of the Products pursuant to this Agreement. The Receiving Party shall, at its expense, return to the Disclosing Party the Proprietary Information as soon as practicable after the termination or expiration of this Agreement. All such Proprietary Information shall remain the exclusive property of the Disclosing Party during the term of this Agreement and thereafter. This Section 18 shall also apply to any consultants or subcontractors that the Receiving Party may engage in connection with its obligations under this Agreement.

18.2                           Exceptions. Notwithstanding anything contained in this Agreement to the contrary, the Receiving Party shall not be liable for a disclosure of the Proprietary Information of the Disclosing Party, if the information so disclosed: (i) was in the public domain at the time of disclosure without breach of this Agreement; (ii) was known to or contained in the records of the Receiving Party from a source other than the Disclosing Party at the time of disclosure by the Disclosing Party to the Receiving Party and can be so demonstrated; (iii) becomes known to the Receiving Party from a source other than the Disclosing Party without such source breaching its confidentiality obligations to the Disclosing Party and can be so demonstrated; or (iv) was disclosed pursuant to court order or as otherwise compelled by law, after giving the Disclosing Party prior written notice of such required disclosure and after assisting the Disclosing Party in its reasonable efforts to prevent or limit such disclosure.

19.                                 PUBLICITY AND DISCLOSURE

Each Party agrees not to provide copies of this Agreement, or otherwise disclose the terms of this Agreement, to any third party without the prior written consent of the other Party hereto; except that either party (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. federal tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure. Seller further agrees to submit to Verizon Wireless’ Corporate Communications Department, for written approval, all advertising, sales promotion, press releases and other publicity matters relating to the Product furnished and/or the Service performed pursuant to this Agreement, when Verizon Wireless’ name or mark or the name or mark of any of its partners or Affiliates is mentioned or language from which the connection of said name or mark may be inferred or implied. Such requests shall be sent to:

Vice President — Corporate Communications
180 Washington Valley Road
Bedminster, New Jersey 07921.

20.                                 COMPLIANCE WITH LAWS

20.1                           Seller shall comply with the provisions of all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in manufacturing, assembling, selling and providing Products and/or Services and in performing its other obligations under this Agreement and applicable equal employment opportunity laws, rules and regulations, which are expressly incorporated herein by reference. Irrespective of whether a specification is furnished, if Product or containers furnished are required to be constructed, packaged, labeled, or registered in a prescribed manner under applicable federal, state, county and local laws, Seller shall comply with those laws. Seller shall indemnify and hold Verizon Wireless harmless against all Claims (as defined in Section 25) arising out of such noncompliance.

20.2                           When delivered, Product furnished shall comply, to the extent applicable, with the requirements of the Federal Communications Commission’s Rules and Regulations, as may be amended, including those sections concerning the labeling of such Product and the suppression of radiation to specified levels. If the Product generates interference harmful to radio communications, and such Product was installed in accordance with such Rules and Regulations, then Seller shall provide to Verizon Wireless methods for suppressing the interference. If the interference cannot be reasonably suppressed, Seller shall accept return of the Product, refund to Verizon Wireless the price paid for the Product and bear all expenses for removal and shipment of such Product. Nothing herein shall be deemed to diminish or otherwise limit Seller’s obligations under the “WARRANTY” provisions of this Agreement herein or any other rights or remedies available to Verizon Wireless, whether at law or in equity.

21.                                 FORCE MAJEURE

21.1                           Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, embargo, government requirement, civil or military authority, acts of God, strikes, slowdowns, picketing, boycotts, or any other circumstances beyond its reasonable control and not involving any fault or negligence of the Delayed Party (“Condition”). If any such Condition occurs, the party delayed or unable to perform (“Delayed Party”) shall promptly give written notice to the other party. If such Condition remains at the end of thirty (30) days, the party affected by the other’s delay or inability to perform (“Affected Party”) may elect to (i) terminate such Order or part thereof, or (ii) suspend such Order for the duration of the Condition, and if Verizon Wireless is the suspending party, buy elsewhere comparable material to that to be sold under such Order, and apply to any commitment the purchase price of such Order, and require the Delayed Party to resume performance of such Order once the Condition ceases, with an option in the Affected Party to extend the period of this Agreement up to the length of time the Condition endured.

21.2                           Unless written notice is otherwise given to the Delayed Party by the Affected Party within sixty (60) days after the Affected Party is notified of the Condition, Section 21.1(ii) above shall be deemed selected.

22.                                 ASSIGNMENT

22.1                           The rights, obligations, and other interests of Seller shall not be assigned by Seller, in whole or in part, without the prior written consent of Verizon Wireless, which consent shall not be unreasonably withheld, and any purported assignment of same shall be void.

22.2                           If Verizon Wireless sells, exchanges or otherwise disposes of all or a portion of the assets of, or Verizon Wireless’ interest in, any business unit in which Product are used, then Verizon Wireless shall have the right, to assign to such third party all applicable licenses, warranties, maintenance schedules and rights granted under this Agreement with respect to such Product; provided that the third party agrees to be bound by all obligations of Verizon Wireless hereunder.

22.3                           Verizon Wireless may assign to a leasing company Verizon Wireless’ right to purchase Product under the terms and conditions of this Agreement; provided that, such leasing company agrees to be bound by all obligations of Verizon Wireless hereunder and may only distribute or lease Product to Verizon Wireless.

23.                                 TAXES

23.1                           Verizon Wireless shall pay all state and local sales and use tax or other similar transfer tax in the nature of sales or use tax, however denominated (each, a “Tax”), which is directly and solely attributable to purchases by Verizon Wireless from Seller for consideration under this Agreement. Seller shall bill such Tax to Verizon Wireless in the amount required by law, separately stating the amount and type of the billed Tax on the applicable invoice; Verizon Wireless shall pay such billed amount of Tax to Seller; and Seller shall remit such billed amount of Tax to the appropriate tax authorities as required by law; provided, however, that Seller shall not bill to or otherwise attempt to collect from Verizon Wireless any Tax with respect to which

Verizon Wireless has provided Seller with (i) an exemption certificate prepared in accordance with applicable law, (ii) a direct pay number, or (iii) other evidence, reasonably acceptable to Seller, that such Tax does not apply. Except as provided in this Section 23.1, Seller shall bear the costs of all import and export duties and other governmental fees of whatever nature with respect to all Products and Services supplied under this Agreement.

23.2                           Upon written request from Verizon Wireless, Seller shall provide Verizon Wireless with a written list of sales and use tax registration numbers for all states within the United States (and the District of Columbia, if applicable) in which Seller does business. To the extent purchases subject to this Agreement are subject to New Jersey State sales tax, the notice provisions attached hereto as Exhibit D shall apply.

23.3                           If any of the Services include contractor services, Seller shall comply with any applicable state’s resident and non-resident contractor laws. Seller will be responsible for its subcontractors’ compliance with such laws. At Verizon Wireless’ request, Seller shall provide Verizon Wireless with documentation of such compliance (including subcontractor documentation), which, at minimum, shall include a copy of the non-resident compliance certificate issued by each applicable state.

23.4                           Seller shall cooperate with Verizon Wireless so as to minimize the tax liability of Verizon Wireless, including, without limiting the generality of the foregoing, liability for Tax to be billed and collected under Section 23.1. Such cooperation shall include, without limiting the generality of the foregoing, (i) the delivery of Software and documentation from Seller to Verizon Wireless via electronic transmission, as Seller may agree on a case-by-case basis, (ii) the separate statement of taxable and nontaxable charges on all invoices (including, without limiting the generality of the foregoing, charges for installation, assembly, configuration, freight, insurance and shipping), (iii) the maintenance and invoicing of separate prices for Product, Software (including Operating System Software) and Services, (iv) providing Verizon Wireless, upon request, with a written opinion as to (a) the percentage of the value of the Software which is included in any Product supplied under this Agreement, (b) the percentage breakdown of value among such categories of Software as Verizon Wireless may identify in its request, and (c) such supporting documentation and information with respect to such opinion as Verizon Wireless may request, and (v) upon request from Verizon Wireless, certifying in writing whether and, if applicable, to what extent, any particular Software is custom or pre-written and (vi) any other documentation reasonably requested by Verizon Wireless; provided that, any information so disclosed shall be deemed Confidential Information of Seller and disclosed by Verizon Wireless only to the extent necessary to minimize its tax liability.

23.5                           Seller shall cooperate with all reasonable requests of Verizon Wireless in connection with any contest or refund claim with respect to taxes. If Seller incorrectly bills and collects Tax from Verizon Wireless and the taxing authority requires that any refund from the taxing authority be sought by the billing party, then, upon request from Verizon Wireless, Seller shall seek the refund and remit to Verizon Wireless the amount of the refund actually obtained, together with interest, if any, actually received, promptly upon receiving such refund and interest, if any, from the taxing authority.

23.6                           Seller agrees to pay, and hold Verizon Wireless harmless from and against, any penalty, interest, tax or other charge that may be levied or assessed as a result of the delay or failure of Seller for any reason to pay any tax or file any return or information as required by law. Upon failure of Seller to comply with any of the terms of this Section 23, Verizon Wireless may withhold up to [**] percent ([**]%) of any invoice affected by such noncompliance.

24.                                 PLANT AND WORK RULES AND RIGHT OF ACCESS

24.1                           Anyone acting on behalf of one party, while on the premises of the other, shall comply with all plant rules, regulations and premises owner’s standards for security, including (when required by U.S. government regulations) submission of satisfactory clearance from U.S. Department of Defense and other federal authorities concerned.

24.2                           Verizon Wireless shall permit reasonable access during normal working hours to its facilities in connection with the Agreement. Reasonable prior notice shall be given when access is required.

24.3                           If Seller is given access, whether on-site or through remote facilities, to any Verizon Wireless computer or electronic data storage system in order for Seller to accomplish the Services called for in this Agreement, Seller shall limit such access and use solely to perform Services within the scope of this Agreement and shall not access or attempt to access any computer system, electronic file, software or other electronic services other than those specifically required to accomplish the work required under this Agreement. Seller shall limit such access to those of its employees who are qualified and required, subject to Verizon Wireless requiring written authorization, to have such access in connection with this Agreement, and shall strictly follow all Verizon Wireless’ security rules and procedures for use of Verizon Wireless’ electronic resources. All user identification numbers and passwords disclosed to Seller and any information obtained by Seller as a result of Seller’s access to and use of Verizon Wireless’ computer and electronic data storage systems shall be deemed to be, and shall be treated as, Verizon Wireless Proprietary Information under applicable provisions of this Agreement. Verizon Wireless reserves the right to monitor such actions by Seller and Seller agrees to cooperate with Verizon Wireless in the investigation of any apparent unauthorized access by Seller to Verizon Wireless’ computer or electronic data storage systems or unauthorized release of Proprietary Information by Seller.

25.                                 INDEMNIFICATION

25.1                           Seller shall defend, indemnify and hold harmless Verizon Wireless, its parents, subsidiaries and Affiliates, and its and their respective directors, officers, partners, employees, agents, successors and assigns (“Indemnified Parties”) from any claims, demands, lawsuits, damages, liabilities, costs and expenses (including reasonable fees and disbursements of counsel), and judgments and settlements of every kind (“Claims”) that may be made: (a) by anyone for injuries (including death) to persons or loss, or damage to property, including theft, resulting in whole or in part from the acts or omissions of Seller or those persons furnished by Seller, including its subcontractors (if any); (b) by persons furnished by Seller and its subcontractors (if any) under Worker’s Compensation or similar acts, (c) by anyone in connection with or based upon Products, Services, information or work provided by Seller and its subcontractors (if any) or contemplated by this Agreement, including Claims regarding the adequacy of any disclosures, instructions or warnings related to any such Products or Services; and (d) under any federal securities laws or under any other statute, at common law or otherwise arising out of or in connection with the performance by Seller contemplated by this Agreement or any information obtained in connection with such performance. The foregoing indemnification shall apply whether Seller or an Indemnified Party defends such Claim and whether the Claim arises or is alleged to arise out of the sole acts or omissions of the Seller (and/or any subcontractor of Seller) or out of the concurrent acts or omissions of Seller (and/or any subcontractor of Seller) and any Indemnified Parties. Seller further agrees to bind its subcontractors (if any) to similarly indemnify, hold harmless and defend the Indemnified Parties.

25.2                           Verizon Wireless will provide Seller with written notice of any written Claim covered by this indemnification and will cooperate with Seller in connection with Seller’s evaluation of such Claim. Seller shall defend any Indemnified Party, at the Indemnified Party’s request, against any Claim. Promptly after receipt of such request, Seller shall assume the defense of such Claim with counsel of its choice. Verizon Wireless hereby agrees that: (i) Seller shall have sole control and authority with respect to the defense or settlement of any such Claim; and (ii) Verizon Wireless shall cooperate fully with Seller, at Verizon Wireless’ sole cost and expense, in the defense of any such claim. Seller shall not settle or compromise any such Claim or consent to the entry of any judgment in a manner that imposes any liability or limitation on an Indemnified Party without the prior written consent of each Indemnified Party, which consent shall not be unreasonably withheld, and without an unconditional release of all claims by each claimant or plaintiff in favor of each Indemnified Party.

26.                                 INSURANCE

26.1                           Seller shall maintain, during the Term and each Renewal Term or extension of this Agreement, and for two (2) years thereafter, at its own expense, the following insurance:

26.1.1                  Worker’s Compensation and related insurance as prescribed by the law of the state in which the work is performed;

26.1.2                  Employer’s liability insurance with limits of at least $1,000,000 each occurrence:

26.1.3                  Comprehensive general liability insurance (including products liability insurance) and, if the use of automobiles is required, comprehensive automobile liability insurance, each with limits of at least $2,000,000 for combined single limit for bodily injury, including death, and/or property damage; and

26.2                           The insuring carriers shall be rated a minimum A minus (A-) by AM Best. Such policies shall be primary and non-contributory by Verizon Wireless. Verizon Wireless shall be named as an additional insured on all liability policies. Seller shall furnish to Verizon Wireless certificates of such insurance within ten (10) days of the execution of this Agreement. The certificates shall provide that ten (10) days prior written notice of cancellation or material change of the insurance to which the certificates relate shall be given to Verizon Wireless. The fulfillment of the obligations hereunder in no way modifies Seller’s obligations to indemnify Verizon Wireless.

26.3                           Seller shall also require Seller’s subcontractors, if any, who may enter upon Verizon Wireless’ premises to maintain insurance policies with the same coverage and limits as those listed in Section 26.1, above, and to agree to furnish Verizon Wireless, if requested, certificates or adequate proof of such insurance. Certificates furnished by Seller’s subcontractors shall contain a clause stating that Verizon Wireless is to be notified in writing at least ten (10) days prior to cancellation of, or any material change in, the policy.

26.4                           Verizon Wireless may require Seller at any time, and from time to time, to obtain and maintain in force additional insurance with coverage or limits in addition to those above described. However, the additional premium costs of any such additional insurance required by Verizon Wireless shall be borne by Verizon Wireless, and Seller shall arrange to have such costs billed separately and directly to Verizon Wireless by the insuring carrier(s). Verizon Wireless shall be authorized by the Seller to confer directly with the agent or agents of the insuring carriers) concerning the extent and limits of Seller’s insurance coverage in order to assure the sufficiency thereof.

26.5                           In the event Seller is self-insured, in lieu of Certificates of Insurance as stipulated in Section 26.2, above, Seller shall provide to Verizon Wireless such information as maybe required by Verizon Wireless to ensure appropriate levels of coverage.

27.                                 RELATIONSHIP OF PARTIES

In providing any Services under this Agreement, Seller is acting solely as an independent contractor and not as an agent of any other party. Persons furnished by the Seller shall be solely the employees or agents of the Seller and shall be under the sole and exclusive direction and control of such party. They shall not be considered employees of Verizon Wireless for any purpose. Seller shall be responsible for compliance with all laws, rules and regulations involving its respective employees or agents, including (but not limited to) employment of labor, hours of labor, health and safety, working conditions and payment of wages. Seller shall also be responsible, respectively, for payment of taxes, including federal, state, and municipal taxes, chargeable or assessed with respect to its employees or agents, such as social security, unemployment, worker’s compensation, disability insurance and federal and state income tax withholding. Neither party undertakes by this Agreement or otherwise to perform or discharge any liability or obligation of the other party, whether regulatory or contractual, or to assume any responsibility whatsoever for the conduct of the business or operations of the other party. Nothing contained in this Agreement is intended to give rise to a partnership or joint venture between the parties or to impose upon the parties any of the duties or responsibilities of partners or joint venturers.

28.                                 NOTICES

28.1                           Notices, with the exception of price change notifications pursuant to Section 6 (Payment and Billing), Section 13 (Publicity and Disclosure) Exhibit F (Primary Seller Compliance with Minority-, Women-, Disabled Veteran- and Vietnam-Era Veteran-Owned Business Enterprises Utilization), concerning this Agreement shall be in writing and shall be given or made by means of telegram, facsimile transmission, certified or registered mail, express mail or other overnight delivery service, or hand delivery, proper postage or other charges paid and addressed or directed to the respective parties as follows. A notice that is sent by facsimile shall also be sent by one of the other means set out by this subsection:

To Seller:

At Seller’s address shown on the first page of this Agreement, to the attention of
John P. Delea, CFO.

With a copy to:

Philip P. Rossetti, Esq.
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

To Verizon Wireless:

Verizon Wireless
180 Washington Valley Road
Bedminster, New Jersey 07921
Attention: Executive V.P. and C.T.O.

With a copy to:

Verizon Wireless
180 Washington Valley Road
Bedminster, New Jersey 07921
Attention:  Procurement Counsel

and to the Affiliate that placed the Order if different than Verizon Wireless.

28.2                           Notices for change in ownership, change in name of firm, or change in mailing address must be given by Seller by mailing to Verizon Wireless within thirty (30) days of such change. Notices for change in ownership must include the names of all new owners or officers, registered agent for service of process and state of incorporation or organization.

29.                                 CALEA COMPLIANCE

While there are not currently final standards for the Product to be “CALBA Compliant”, the Product will comply with the provisions of the Communications Assistance for Law Enforcement Act (Pub L. 103-414, Title 1, October 25, 1994, 108 Stat 4279, as amended), upon such time as a standard is adopted by the industry and Seller represents and warrants to Verizon Wireless that the Products shall be promptly be made CALEA compliant at no cost to Verizon Wireless. Seller shall defend, indemnify and hold harmless Verizon Wireless and Verizon Wireless’ customers for any loss, cost, or damages (including, but not limited to, attorney’s fees) sustained because of Seller’s CALEA noncompliance for Product ordered after such standards are finalized.

30.                                 FOREIGN-BASED SERVICES

Seller represents, warrants, and covenants that no service performed by Seller pursuant to this Agreement shall be provided, directed, controlled, supervised, or managed, and no data or Verizon Wireless customer communication (voice or data) relating to any such service shall be stored or transmitted, at, in, or through, a site located outside of the United States without the advance written consent of Verizon Wireless.

31.                                 NONWAIVER

Either party’s failure to enforce any of the provisions of this Agreement or any Order, or to exercise any option, shall not be construed as a waiver of such provisions, rights, or options, or affect the validity of this Agreement or any Order.

32.                                 SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, then such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement. The entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Seller and Verizon Wireless shall be construed and enforced accordingly.

33.                                 LIMITATION OF LIABILITY

[**]

34.                                 ESCROW

34.1                           In order to protect the rights of Verizon Wireless, Supplier shall within sixty (60) days of the Effective Date of this Agreement, at its sole cost and expense, deposit, keep and maintain current a copy of the Source Code Materials identified in Section 34.2 below for any Software licensed by Supplier to Verizon Wireless in escrow with a commercial escrow agent mutually agreed by Seller and Verizon Wireless, pursuant to an escrow agreement by and among Supplier, Verizon Wireless and such agent, or if Supplier has deposited and maintains such Source Code Materials in an escrow account with an escrow agent in the United States, acceptable to Verizon Wireless, then Supplier shall at its sole cost and expense and within thirty (30) days of the Effective Date of this Agreement, register Verizon Wireless as a listed beneficiary under such source code agreement (“Escrow Agreement”). Such Escrow Agreement shall authorize the escrow agent to release such Source Code Materials to Verizon Wireless if and when Verizon Wireless shall have a right thereto pursuant to this Agreement. If Supplier fails to maintain the escrow or Escrow Agreement as agreed herein, then Supplier or others acting on behalf of Supplier, shall furnish the Source Code Materials directly to Verizon Wireless. Supplier shall be deemed to have granted to Verizon Wireless a license and right to Use the Software and Source Code Materials solely for fulfilling support and maintenance obligations under the terms and conditions of this Agreement, effective upon such time as, but only in the event that, Verizon Wireless obtains the Source Code Materials pursuant to this Section 34. Verizon Wireless agrees and acknowledges that in no event shall Verizon Wireless be permitted to utilize the Software and Source Code Materials for any other purpose, including without limitation,  providing products to customers except in connection with warranty or service replacements of existing Products.

34.2                           To protect the rights and interests of Verizon Wireless, Seller shall immediately place in escrow the following items (collectively, “Source Code Materials”) which will enable Verizon Wireless to maintain, support and enhance such Software or to contract with others for such work in accordance with the escrow release events indicated in Section 34.3 below (“Escrow Release Events”):

34.2.1                  One (1) machine-readable copy of the source code of the current production level version of the Software in use by Verizon Wireless;

34.2.2                  One (1) machine-readable copy of all Documentation associated with the above two (2) machine readable materials;

34.2.3                  One (1) machine readable copy of all the system libraries of the development platform used by Seller to produce Software at the specific version and/or release level as delivered to Verizon Wireless;

34.2.4                  One (1) copy of the Software as delivered to Verizon Wireless and produced using the materials in 34.2.1 and 34.2.4 above;

34.2.5                  One (1) machine readable copy of the development notes documenting problems encountered during the compilation and linking processes in converting the material in 34.2.1 to the material in 34.2.5 and the associated fixes (including all fixes applied to the third party code in 34.2.2 and 34.2.4), also in machine readable format.

For the avoidance of doubt, Starent shall not be required to place any third party software or other technology into escrow. Starent will provide the Escrow Agent with a list of any such excluded third party items and the contact information necessary to obtain licenses directly from such third parties.

34.3                           Escrow Release Events.

The “Escrow Release Events” defined and agreed to herein, and in any Escrow Agreement that may be entered into by the parties, shall include, but not be limited to, these conditions upon which the Source Code Materials shall be released to Verizon Wireless, temporarily or permanently, if one or more of the following events occur:

34.3.1                  permanently, if Seller becomes insolvent or admits insolvency or admits a general inability to pay debts as they become due or fails to maintain the accuracy and satisfy the requirements supporting the accuracy of its representations;

34.3.2                  permanently, if Seller files a petition for protection under the Bankruptcy code of the United States, or an involuntary petition is filed against the Seller and is not dismissed within sixty (60) days, or Verizon Wireless exercises its rights under 365(n) of the Bankruptcy Code;

34.3.3                  permanently, if control of Seller is acquired by a competitor of Verizon Wireless and it is determined by Verizon Wireless that there is a threat to its interest or inadequate safeguards exist resulting from the transfer of control;

34.3.4                  temporarily until thirty (30) days after the expiration of such condition, if Seller fails to provide technical support during any emergency or out-of-service condition or, at any time, ceases to provide warranty or maintenance support for a period of thirty (30) days or otherwise to perform its obligations under this Agreement. Verizon Wireless shall only use Source Code Materials released during this event for the purpose of placing the Software back into operation or otherwise maintaining or supporting the Software.

34.4                           Seller’s Responsibilities.

Seller shall pay all costs of providing and maintaining the Source Code Materials in escrow, including the fees of the escrow agent and Seller shall annually certify compliance, including payment of fees. Verizon Wireless shall have the right at any time to verify that the copy of the source code placed in escrow shall be reproduced and maintained on machine readable media compatible with Seller’s equipment and shall be accompanied by full documentation thereof. All Source Code Materials will be refreshed by the Seller at least every [**] days to include all new fixes, and within [**] days of the date when Seller provides Verizon Wireless with a new maintenance release or upgraded version of Software. As a baseline to insure that all Source Code Materials placed in escrow are complete, Seller will confirm, through the escrow agent, that an independent third party can indeed produce the Source Code Materials listed above.

34.5                           Supplementary Agreement.

Seller acknowledges that this escrow provision, or any Escrow Agreement the parties may enter into, is an “agreement supplementary to” (the “Supplementary Agreement”) the license agreement as provided in Section 365(n) of the Bankruptcy Code. Seller acknowledges that if Seller as a debtor-in-interest or a trustee-in-bankruptcy (individually or collectively “Debtor”) in a case under the Bankruptcy Code rejects this Agreement or the Supplementary Agreement, Verizon Wireless may elect to retain its rights under the Agreement and this Supplementary Agreement as provided in Section 365(n) of the Bankruptcy Code. After the commencement of a case under the Bankruptcy Code by or against Seller, and unless and until the Agreement is rejected, upon written request of Verizon Wireless, Debtor shall (i) not interfere with the rights of Verizon Wireless as provided in the Agreement and this Supplementary Agreement, including the right to obtain the Source Code Materials, from the escrow agent; and (ii) provide the Source Code Materials to Verizon Wireless. If Debtor rejects the Agreement or this Supplementary Agreement and Verizon Wireless elects to retain its rights as set forth in Section 365 of the Bankruptcy Code, upon written request of Verizon Wireless, the escrow agent shall provide the Source Code Materials to Verizon Wireless.

35.                                 SECTION HEADINGS

The headings of the sections are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

36.                                 SURVIVAL OF OBLIGATIONS

The respective obligations of the parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration, shall survive any termination, cancellation or expiration, including, but not limited to, obligations to indemnify, insure and maintain confidentiality, and continued availability of Product support.

37.                                 CHOICE OF LAW AND JURISDICTION

The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction and subject to the exclusive jurisdiction of its federal or state courts in New York. Any suit brought by either party against the other party for claims arising out of this Agreement shall be brought in the Supreme Court of the State of New York, New York County, or, if applicable, the United States District Court for the Southern District of New York. The application of the UN Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement. Furthermore, in no event shall this Agreement become subject to the Uniform Computer Information Transactions Act (UCITA) even if passed by the state of governing law.

38.                                 PRECEDENCE OF DOCUMENTS

38.1                           All quotations, Orders, acknowledgements, and invoices issued pursuant to this Agreement shall be subject to the provisions contained in this Agreement. The terms and conditions of this Agreement will control over any additional, conflicting or inconsistent terms contained in any quotation, Order, acknowledgement or invoice.

38.2                           No additional terms contained in any quotation, Order, acknowledgement or invoice shall be valid for a specific transaction, unless agreed in writing by authorized representatives of the parties.

39.                                 ENTIRE AGREEMENT

This Agreement together with its exhibits constitutes the entire agreement between the parties and cancels all contemporaneous or prior agreements, whether written or oral, with respect to the subject matter of this Agreement. No modifications shall be made to this Agreement unless in writing and signed by authorized representatives of the parties.

40.                                 SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP d/b/a Verizon Wireless			STARENT NETWORKS, CORP.

By:	/s/ Anthony Melone	By:	/s/ John P. DeLea Jr.

Name: Anthony Melone		Name:	John P. DeLea Jr.

Title: Staff V.P. Network Operations		Title:	Chief Financial Officer

Date:	11/29/03	Date:	12/2/03

EXHIBIT A
PRODUCT AND SERVICE PRICES

Part Number	Part Name	Detail	List Price		Verizon Wireless (Price [**]% Discount)

Chassis bundle

###-##-####	ST 16 intelligent Mobile Gateway Chassis Bundle	Single orderable part that includes chassis, 2 power filter units, top fan tray, bottom fan tray, installed air filter, spare air filter, and blank panels	$	[**]	$	[**]

Chassis spares

600-00-1101	ST 16 intelligent Mobile Gateway Chassis	Chassis housing, mid-plane, interior power cable	$	[**]	$	[**]

600-00-1102	Power Filter Unit	-48V DC power module, 2 required per chassis for redundant power	$	[**]	$	[**]

600-00-1103	Fan Tray, Top		$	[**]	$	[**]

600-00-1104	Fan Tray, Bottom		$	[**]	$	[**]

600-00-1105	Air Filter Spare		$	[**]	$	[**]

600-00-1107	Blanking Panel, Front	All empty slots require a blanking panel for proper airflow	$	[**]	$	[**]

600-00-1108	Blanking Panel, Rear	All empty slots require a blanking panel for proper airflow	$	[**]	$	[**]

Application Cards					$

600-00-3001	Packet Accelerator	Packet Accelerator card (PAC)	$	[**]	$	[**]

600-00-3011	Packet Accelerator “with Hardware Engine”	PAC with daughter card for hardware assisted compression and IPSec encryption	$	[**]	$	[**]

600-00-3101	Hardware Engineer Daughter Card	Daughter card for the PAC to perform hardware assisted compression and IPSec encryption	$	[**]	$	[**]

600-00-3102	Switch Processor	Switch Processor card (SPC)	$	[**]	$	[**]

Interface Cards

600-00-5001	Switch Processor I/O, BNC BITS	SPC Input/Output (SPIO) card with 2 auto-sensing 10/100/1000 RJ-45 Ethernet ports, 2 SFP gigabit Ethernet ports, console port, BNC BITS timing interface, alarm contacts. Includes console cable.	$	[**]		$	[**]

600-00-5002	Redundancy Crossbar	For PAC redundancy	$	[**]		$	[**]

600-00-5003	Ethernet 10/100	PAC interface card with 8 auto-sensing RJ-45 Ethernet ports	$	[**]		$	[**]

600-00-5004	Ethernet 1000	PAC interface card with 1 RJ-45 and 1 SFP gigabit Ethernet port (either port is used exclusively, SFP module is purchased separately)	$	[**]		$	[**]

600-00-5009	Ethernet 1000 with Short Haul Fiber SFP	Assembled Ethernet 1000 and Short Haul Fiber SFP Module (600-00-504 and 600-00-5101)	$	[**]		$	[**]

SFP Gigabit Modules

600-00-5101	Ethernet Short Haul Fiber SFP Module	Interface connector module for use with Gigabit Ethernet Line Card	$	[**]		$	[**]

Element Management Application

600-00-7001	ST16 Web Element Manager	One application per network operations center	$	[**]		$	[**]

Application Software Licenses

Change from previous software licensing part number scheme allow 1 part number per software license order XXXX is a variable number depending on the amount of sessions purchased.
Example: If Verizon Wireless wants 20k PDSN sessions, they could order ###-##-#### (20k worth of the 10k license)

If Verizon Wireless wants 5k of GGSN sessions, they order ###-##-#### (5k work of the 1k license

601-01-XXXX	PDSN Software License, 10K sessions	Multiple 10,000 PDSN session licenses are used together to scale up density	$	[**]	$	[**]

602-01-XXXX	HA Software License, 10K session	Multiple 10,000 HA session licenses are used together to scale up density	$	[**]	$	[**]

601-02-XXXX	PDSN Software License, 1K session	Multiple 1,000 session licenses are used together to scale up density	$	[**]	$	[**]

602-02-XXXX	HA Software License 1K Session	Multiple 1,000 session licenses are used together to scale up density	$	[**]	$	[**]

Features are enabled by purchasing the same number of feature sessions as PDSN/HA/GGSN sessions purchased .

Example: If Verizon Wireless orders 30k PDSN sessions, they would order 30k IPSec sessions to enable IPSec

604-00-XXXX	IPSec Encryption, 1K session	License to enable IPSec encryption software support for a single chasis	$	[**]	$	[**]

605-00-XXXX	L2TP PDSN/GGSN, 1K session	License to enable L2TP LAC support with PDSN/GGSN service for a single chassis	$	[**]	$	[**]

611-00-XXXX	L2TP HA, 1K session	License to enable L2TP LAC support with HA service for a single chassis	$	[**]	$	[**]

606-00-XXXX	Adjunct Compression Server, 1K session	License to enable adjunct compression server support for a single chassis	$	[**]	$	[**]

609-00-XXXX	Adjunct Compression Server failover/load balancer, 1K session	License to enable failover and load balancing functions for an adjunct compression server for a single chassis	$	[**]	$	[**]

610-00-XXXX	Prepaid billing with countdown, 1K session	License to enable prepaid billing services for a single chassis	$	[**]	$	[**]

612-00-XXXX	HA Security Bundle	Bundled licenses for IPSeec (604), L2TP HA (611), Adjunct CS (606), and CS failover (609)	$	[**]	$	[**]

613-00-XXXX	Mobile Enterprise Security Bundle, 1K sessions	Bundled licenses for IPSec (604), L2TP PDSN (605), L2TP HA (611)	$	[**]	$	[**]

614-00-XXXX	Data Optimization Services Bundle; 1K sessions	Bundled licenses for Adjunct CS (606), CS failover/load balancer (609)	$	[**]	$	[**]

616-00-XXXX	Layer 2 Traffic Management, 1K sessions	Layer 2 traffic management using Virtual LAN tagging (802.1Q)	$	[**]	$	[**]

617-00-XXXX	Destination Based Accounting, 1K sessions	Accounting for per subscriber billing based on traffic’s destination IP address	$	[**]	$	[**]

Accessories

600-00-9001	Console cable	Serial Cable for connection to SPIO console port, includes RJ-45 straight cable and RJ-45 to DB9 adapter	$	[**]	$	[**]

Services
700-00-20001 Maintenance Agreement: Annual Fee of [**]% of Verizon Wireless Price of all Product (Hardware and Operating Software) purchased on each Purchase Order.

Upon the aggregate purchase of $[**], the total annual maintenance fee will decrease from [**]% to [**]% of the current Verizon Wireless contracted prices for Hardware and Operating Software.

Upon the aggregate purchase of $[**], the total annual maintenance fee will decrease from [**]% to [**]% of the current Verizon Wireless contracted prices for Hardware and Operating Software.

Starent Networks will not charge maintenance fees for any software-related features or new features custom developed for Verizon Wireless. Starent will, however, maintain the software as if it were a part of the entire annual maintenance agreement.

Verizon Wireless will issue a bi-annual purchase order for maintenance service as set forth in this Exhibit A. Supplier will invoice Verizon Wireless bi-annually, in advance.

Additional services

Seller shall, at Verizon Wireless’ request, provide additional services not included in the maintenance agreement or otherwise set forth in Exhibit B, at the time and material rates below:

	###-##-####	$	[**]/day

EXHIBITS B
PRODUCT WARRANTIES, SERVICES, AND SUPPORT

1.                                      SCOPE

If Verizon Wireless issues an Order to Seller for Product and/or Service, including use whereby Verizon Wireless provides services to third parties in the normal course of its business, then the terms of this Exhibit apply.

2.                                      LICENSE

(a)                                  Grant of (other than Operating System) Software License - For the EMS Software, Seller grants to Verizon Wireless, and to its employees, agents, and contractors, a nonexclusive, nontransferable (except as set forth in this Agreement), perpetual, irrevocable, enterprise-wide, worldwide, fully-paid up license and right to Use the EMS Software and all updates and/or enhancements, including all media on which it may be recorded or stored. Verizon Wireless shall have the right to copy and modify the EMS Software and shall have all right, title and interest in and to any such modifications. Verizon Wireless shall have the right to Use any program or EMS Software derived from the EMS Software and shall have the right to Use the EMS Software in connection with such derived program or EMS Software.

(b)                                 Verizon Wireless shall have the right, at no additional charge, to Use the EMS Software by means of remote electronic access at locations other than the locations at which the EMS Software is stored.

(c)                                  The term of the licenses granted shall be effective from the date of delivery of the EMS Software or as otherwise mutually agreed by the parties and shall remain in effect until the Use of the EMS Software, as it may have been updated or enhanced by Seller from time to time, is permanently discontinued by Verizon Wireless.

3.                                      WARRANTY-PRODUCT (NON-SOFTWARE)

(a)                                  Seller represents and warrants to Verizon Wireless that upon delivery of the Product to Verizon Wireless all right, title and interest in Product will pass to Verizon Wireless free of all liens, imperfections in title, claims, charges, restrictions, and other encumbrances. Seller represents and warrants, the Product (except Software), shall not infringe on any U.S. patent, and for the period specified in Attachment B-1 from the date Product is installed, shall conform to the Specifications in effect at the time the warranty began and furnished shall be new, merchantable, free from defects in material and workmanship fit for the ordinary purpose for which the Product is used. Should Seller’s Product not conform to the foregoing warranties, Seller shall repair or replace the defective or nonconforming Product. And reimburse Verizon Wireless for all direct expenses incurred by Verizon Wireless because the Product is defective or nonconforming. All warranties shall survive inspection, acceptance and payment.

(b)                                 During the warranty period, defective Product shall be either repaired on-site by Seller or, returned to Seller for repair or replacement at no charge or cost to Verizon Wireless. Verizon Wireless shall bear the risk of loss or damage until Product is placed in the possession of the carrier. Unless otherwise agreed by Seller and Verizon Wireless, for Product that are returned to Seller for repair, Seller shall complete repairs and return repaired Product, or ship replacement Product, within [**] days of receipt of defective Product at Seller’s designated repair location. Seller shall bear the cost of transportation charges for shipment to Seller (FOB origin freight collect) of Product to be repaired or replaced. For return shipments from Seller to Verizon Wireless, Seller shall bear the risk of loss or damage during transit and shall prepay and bear the cost of transportation charges for shipment of Product that has been repaired or replaced. If Product returned is not defective, Seller shall promptly advise Verizon Wireless in writing of this determination; in such cases, Seller shall return Product to Verizon Wireless at Verizon Wireless’ expense and risk in its “as received” condition. If Product returned is not in warranty, Seller shall promptly advise Verizon Wireless in writing of this determination; in such cases, Seller shall repair Product if so instructed by Verizon Wireless in writing and charge Verizon Wireless for labor, parts and shipping in accordance with Section 6 (Repairs Not Covered Under Warranty) of this Exhibit.

(c)                                  During the warranty period, if Verizon Wireless’ technical personnel attempt to determine whether or not Seller’s Product is the cause of service interruption and cannot identify and resolve the problem causing the interruption after communicating with Seller’s technical personnel via telephone or other suitable means, and the service interruption still exists, then Verizon Wireless may request, and Seller shall begin on-site repairs as soon as possible, but in no event later than [**] hours after receiving Verizon Wireless’ request. Such on-site repairs by Seller shall be at no charge to Verizon Wireless if the problem is due to a defect in Seller’s Product.

(d)                                 During the warranty period, if the service interruption still exists after compliance with (c) above, and the service interruption is caused by either Seller’s defective Product and/or Seller’s Product that does not conform to the Specifications, and Seller has been given a reasonable time frame to correct the service interruption, Verizon Wireless may return Product to Seller and receive a refund or credit, at Verizon Wireless’ option, for the total purchase price.

(e)                                  Any replacement, repair, modification, installation or other service performed by Seller shall be warranted, commencing with the date upon which repaired Product is returned to Verizon Wireless, for the remainder of the unexpired period of the warranty or [**] days whichever is greater.

(f)                                    The warranties do not extend to Product to the extent that such Product has been subjected to misuse, neglect or abuse caused by Verizon Wireless subsequent to the delivery of the Product, and such action is the cause of the damage or malfunction.

4.                                      WARRANTY - SOFTWARE (including Operating System Software)

(a)                                  Seller warrants that Verizon Wireless shall have quiet enjoyment of the Software and that the Software and Verizon Wireless’ Use, shall be free from claims of infringement, misuse or misappropriation of any intellectual property right during the term of Verizon Wireless’ license to Use the Software. As to Software which Seller does not have title, Seller warrants that it has rights in the Software sufficient to permit the license of the Software to Verizon Wireless and that Seller has full right, power and authority to license the Software and other-rights granted hereunder to Verizon Wireless.

(b)                                 For the period specified in Attachment B-l, Seller also warrants that the media containing the software will be free from defects in material and workmanship and that all related services provided by seller shall be rendered by qualified personnel who will perform the tasks assigned consistent with good professional practice and the state of the art involved.

(c)                                  Seller warrants that the Software, when provided by Seller, does not contain or will not contain any self-help code or any unauthorized code (defined below). Seller shall remove promptly any such self-help code or unauthorized code in the software of which it is notified or may discover. Seller shall indemnify Verizon Wireless against any loss or expense arising out of any breach of this warranty. As used herein, “self-help code” means any back door, “time bomb”, drop dead device, or other software routine designed to disable a computer program automatically with the passage of time or under the positive control of a person other than a licensee of the program. Self-help code does not include software routines in a computer program, if any, designed to permit the licensor of the computer program (or other person acting by authority of the licensor) to obtain access to a licensee’s computer system(s) (e.g., remote access via modem) for purposes of maintenance or technical support As used herein, “unauthorized code” means any virus, trojan horse, worm, or any other software routines or hardware components designed to permit unauthorized access to disable, erase, or otherwise harm software, hardware, or data or to perform any other such actions. The term unauthorized code does not include self-help code.

(d)                                 Seller also warrants that there are no copy protection or similar mechanisms within the Software, which will, either now or in the future, interfere with the grants made in this Agreement. Furthermore, Seller warrants unless (a) requested in writing by Verizon Wireless and Verizon Wireless approves Seller’s response, or (b) Seller advises Verizon Wireless in writing that it is necessary to perform valid duties under this Agreement and authorized in writing by Verizon Wireless, when provided, any Software provided to Verizon Wireless by Seller for Use by Seller or Verizon Wireless shall: (a) contain no hidden files; (b) not replicate, transmit or activate itself without control of an authorized person operating computer equipment on which it resides; (c) not alter, damage or erase any data or computer programs without control of an authorized person operating the computer equipment on which it resides; (d) contain no node lock, time-out or other such function, whether implemented by electronic, mechanical or other means, which restricts or may restrict Use or access to any programs or data developed under this Agreement, based on residency on a specific hardware configuration, frequency of duration of Use, or other limiting criteria (“Illicit Code”); provided that Verizon Wireless acknowledges that each Product contains an embedded license key for various features, which key will only be provided in connection with purchases of the requisite level of functionality by Verizon Wireless. Should any program have any of the foregoing attributes, and notwithstanding anything elsewhere in this Agreement to the contrary, Seller shall be in default of this Agreement, and no cure period shall apply. It is agreed that a breach of the above warranty will cause irreparable harm and injury and Verizon Wireless shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to seek an injunction enjoining and restraining Seller from doing or continuing to do any such act and any other violations or threatened violations of the Agreement. In addition to any other remedies available to it under this Agreement, Verizon Wireless reserves the right to pursue any civil and/or criminal penalties available to it against the Seller.

(e)                                  Where Software is intended to be used in transaction processing or in the public switched network, Seller represents that nothing in the Software precludes Verizon Wireless from integrating a network management solution (including transaction processing and network monitoring) with the Software.

(f)                                    For the period specified in Attachment B-l, beginning with the effective date of license of the Software, Seller represents and warrants that the Software will perform in accordance with the Specifications for the Software. If during the foregoing period Seller makes generally available any enhancements or upgrades to other customers at no charge beyond the maintenance fee, such enhancements or upgrades shall be provided to Verizon Wireless as apart of this warranty. If within [**] days subsequent to the expiration of the warranty period Seller has not repaired the Software to perform in accordance with the Specifications for any exception communicated in writing by Verizon Wireless to Seller during the warranty period, Verizon Wireless may terminate this Agreement or the applicable Order and return the Product in which the Software is embedded and Seller shall then refund to Verizon Wireless the amount paid to it for the returned Product.

(g)                                 Seller represents and warrants that if any portion of the Software is or becomes unusable, totally or in any respect, Seller shall correct errors, defects and nonconformities and restore the Software to error-free conforming condition without additional charge to Verizon Wireless.

5.                                      CONTINUING AVAILABILITY OF SERVICE AND PARTS

(a)                                  Seller shall, if requested by Verizon Wireless, provide Verizon Wireless with maintenance service, repair service and parts for Product and Software, at no additional cost, for a period of [**] years after Product and Software have been discontinued by the manufacturer provided Verizon Wireless maintains it’s maintenance agreement. If Seller is unable to supply such services and/or parts or Seller is unable to obtain an alternative source to provide such services and/or parts for Verizon Wireless or if Seller fails to provide services reasonably satisfactory to Verizon Wireless, then such inability or failure shall be considered noncompliance with this clause and Seller shall, without obligation or charge to Verizon Wireless, provide Verizon Wireless with drawings or other documents required to either manufacture or buy such parts and the technical information or any other rights necessary for Verizon Wireless to manufacture or obtain such parts from other sources, together with a nonexclusive license to manufacture or purchase such parts for the purpose of supporting Verizon Wireless’ customer base.

(b)                                 The drawings, other documents and technical information shall include, by example and not by way of limitation:

(1)                                  Manufacturing drawings and specifications of materials and parts comprising the replacement and repair parts and components;

(2)                                  Manufacturing drawings and specifications covering special tooling and operation;

(3)                                  A detailed list of all commercially available parts and components purchased by Seller on the open market, disclosing the part number, name and location of the Seller and price lists for” the purchase.

(c)                                  In the event that Seller either (i) does not own the source code or (ii) does not have rights to disclose such source code, then Seller shall disclose its licensor or owner of said source code and shall get the rights on behalf of Verizon Wireless.

(d)                                 Certain Product application software is subject to a licensing agreement and is sublicensed to Verizon Wireless or end users. In the event of the inability to provide updates or continuing support of the application software at a reasonable cost, Seller shall assist Verizon Wireless in locating an alternative source.

6.                                      REPAIRS NOT COVERED UNDER WARRANTY OR MAINTENANCE

(a)                                  Repair charges for Product out of warranty shall be as specified in Attachment B-2 and shall not be changed by Seller without written notice to Verizon Wireless [**] days in advance of such change, which out of warranty repair must be mutually agreed upon by both parties.

(b)                                 Defective Product out of warranty may be returned to Seller for repair or replacement. Unless otherwise agreed by Seller and Verizon Wireless, Seller shall complete repairs and ship repaired Product, or at Verizon Wireless’ option, replacement Product, within [**] days of receipt of defective Product at Seller’s designated repair location. Verizon Wireless shall bear the risk of loss or damage of Product and shall prepay and bear the cost of transportation charges for shipment to Seller of Product to be repaired or replaced. For return shipments from Seller to Verizon Wireless, Seller shall bear the risk of loss or damage during transit and shall prepay and bear the cost of transportation charges for shipment of Product that has been repaired or replaced. If Seller determines Product returned is not defective, Seller shall promptly advise Verizon Wireless in writing of this determination; in such cases, Seller shall return Product to Verizon Wireless in its “as received” condition. If Seller determines that a returned Product is irreparable, Seller shall promptly notify Verizon Wireless.

(c)                                  Any replacement; repair, modification, installation or other service performed by Seller shall be warranted, commencing with the date upon which repaired Product is returned to Verizon Wireless, for a period of [**] days.

7.                                      PRODUCT REPAIR RETURN

(a)                                  Verizon Wireless may provide to Seller an Equipment Repair Order (ERO) number and/or a purchase order pack list number when returning Product to Seller for repair.

(b)                                 Verizon Wireless shall furnish the following information with Product returned to Seller for repairs:

(1)                                  Verizon Wireless’ name and complete address;

(2)                                  Name(s) and telephone number(s) of Verizon Wireless’ employee(s) to contact if there are questions about Product to be repaired;

(3)                                  “Ship to” address for return of repaired Product, if different from (1);

(4)                                  A complete list of Product returned;

(5)                                  The nature of the defect or failure, if known; and

(6)                                  Product warranty status.

(c)                                  All Product shipped to Seller for repair shall have repair tags attached that are supplied by Seller free of charge or by Verizon Wireless, which shall contain the above stated information.

(d)                                 Product repaired by Seller shall have the repair completion date stenciled or otherwise identified in a permanent manner in a readily visible location on Product and the repaired Product shall be returned with a tag or other papers describing the repairs that have been made. If Seller maintains statistical records for repaired Product, the information shall be made available to Verizon Wireless upon request.

8.                                      REPAIRS BY VERIZON WIRELESS

(a)                                  If Seller is unable to provide maintenance or repair service or fails to provide such service in a manner reasonably satisfactory to Verizon Wireless, Verizon Wireless may elect to maintain or repair, or hire a third-party to maintain or repair, Product purchased under this Agreement. For those Products, Seller agrees to furnish initial and supplemental documentation necessary for the maintenance or repair of Product purchased hereunder. Transfer of such documentation shall be at no cost to Verizon Wireless, for the sole use of Verizon Wireless, of a third-party, in maintaining or repairing Product.

(b)                                 Seller agrees to sell to Verizon Wireless the necessary components for said maintenance or repairs at the prices as specified in Attachment B-3. Price changes for maintenance or repair components must be submitted to Verizon Wireless by Seller [**] days in advance of such change, which must be mutually agreed upon by both parties.

(c)                                  Maintenance or Repair documentation to be provided to Verizon Wireless shall include, but not limited to, the following:

(1)                                  Circuit drawings and explanations;

(2)                                  Assembly drawings;

(3)                                  Material lists;

(4)                                  Art work drawings;

(5)                                  Component specifications;

(6)                                  Seller cross references;

(7)                                  Repair procedure specifications; and

(8)                                  Engineering change orders.

(9)                                  Source code

9.                                      EMERGENCY REPLACEMENT SERVICE

(a)                                  In the event of a defect or outage, which failure is caused by the failure or defect in Product or Software furnished under this Agreement, Seller agrees to ship replacement Product or Software by the most expedient means available, within [**] hours of verbal notification by Verizon Wireless.

(1)                                  If the defective Product or Software is in warranty or is covered under Maintenance, Seller shall ship new replacement Product at no charge. If the defective Product or Software is not returned to Seller within [**] days from the date of shipment of the new replacement Product or Software, Seller may invoice Verizon Wireless for such new replacement Product or Software at the then-applicable Price.

(2)                                  If the defective Product or Software is out of warranty and is not covered under Maintenance, Seller shall ship new replacement Product or Software and may invoice Verizon Wireless at the then-applicable Price.

(b)                                 In order to schedule shipment of replacement Product, Verizon Wireless may telephone Seller. This service shall be available from Seller seven (7) days a week, twenty-four (24) hours a day. As specified in Attachment B-4, Verizon Wireless may contact Seller at the telephone numbers listed during normal working hours and after normal working hours.

10.                               TECHNICAL SUPPORT FOR PRODUCT

(a)                                  Seller shall make available to Verizon Wireless telephone technical support twenty-four (24) hours a day, seven (7) days a week. There shall be no charge for such technical support during the warranty period or if Product is covered by Seller’s maintenance plan. Technical support and services shall include, but not be limited to, the provision of the following services:

(1)                                  Distribution of a master Seller’s escalation matrix and ongoing updates. This matrix must include names, titles and telephone numbers of individuals within Seller’s technical support organization for problem response escalation by Verizon Wireless.

(2)                                  Distribution, to personnel designated by Verizon Wireless, of a monthly activity summary report listing the number of times Verizon Wireless’ personnel contacted Seller’s technical support throughout the month, with the date and time of contact, disposition of the call and the source of any identified problems.

(3)                                  Assistance in the diagnosis and resolution of hardware and software problems and in the analysis of maintenance indices. Also assistance in expediting priority replacement parts or systems required on an emergency basis.

(4)                                  On-line remote monitoring of sites, as mutually agreed, to provide assistance in problem identification and resolution.

(5)                                  Assistance in the support of the initial implementation of newly developed Product and during installation of significant Product updates and/or changes.

(6)                                  Support in the preparation and analysis of failure and discrepancy reports, as required.

(7)                                  Provision of guidelines and documentation to ensure the necessary tracking and resolution of engineering, installation and service complaints.

(b)                                 When Verizon Wireless contacts Seller for technical support, Seller must provide caller with a control number if resolution cannot be completed over the telephone. Seller shall provide the caller a verbal status, disposition or resolution of the reported problem within [**] hours of notification. At the discretion of Verizon Wireless, the problem may be escalated in accordance with Seller’s escalation matrix.

(c)                                  Seller’s technical support shall meet the following emergency resolution intervals:

(1)	Total Outage - Product has stopped performing the function for which it was purchased (providing no service).	[**] Hours

(2)	Safety Hazard - Product has a defect that may pose a safety hazard to employees or Verizon Wireless.	[**] Hours

(3)	Partial Outage - Product is providing limited service for which it was purchased.	[**] Hours

(4)	Loss of Redundancy - Any redundant part of the Product is operating in a simplex mode.	[**] Hours

(5)	Verizon Wireless - Affecting Trouble - Product is providing the service for which it was purchased; however, at times that service deteriorates.	[**] Hours

11.                               ON-SITE ASSISTANCE

(a)                                  Prior to any on-site assistance, the solution to specific problems shall be discussed and resolved, whenever possible, by telephone, as outlined in Section 10 of this Exhibit, TECHNICAL SUPPORT for Product. If requested by Verizon Wireless, Seller agrees to furnish on-site assistance (including installation) in a time frame as mutually agreed by the parties and in accordance with Seller’s prevailing rates, a current copy of which is included as Attachment B-5.

(b)                                 In cases of out-of service emergencies, Verizon Wireless-affecting failures and/or when other critical factors apply, Seller shall provide on-site assistance within [**] hours of Verizon Wireless request at no cost to Verizon Wireless.

(c)                                  When requested by Verizon Wireless, Seller shall provide a qualified individual familiar with Product, at no expense, for a period of [**] days at the first installation in each Verizon Wireless site of newly developed Product or Product enhancement, updates or changes.

(d)                                 Seller shall provide, at no additional charge:  (i) such assistance and advice, as may be reasonably requested by Verizon Wireless necessary to assist in the use of the Product, and (ii) such training as it normally provides without charge to users of the Product.

12.                               PRODUCT DOCUMENTATION

(a)                                  During the term of this Agreement, Seller shall support Product by maintaining and providing to Verizon Wireless, at no charge, documentation, preferably in a machine readable format, on the following:

(1)                                  System Administration;

(2)                                  Features and technical specifications;

(3)                                  Installation and testing;

(4)                                  Operations, provisioning and management;

(5)                                  Test and acceptance; and

(6)                                  Maintenance and diagnostics/features; and

(7)                                  Other documentation deemed necessary by Verizon Wireless to support the maintenance and operation of Product, subject to Seller’s reasonable approval.

(b)                                 Seller shall maintain a record of Product documentation that has been distributed among Verizon Wireless’ personnel and provide updates, at no charge, in accordance with that record.

(c)                                  Seller hereby grants to Verizon Wireless a fully paid license, at no additional charge, for the term of this Agreement, to copy or otherwise reproduce all or portions of Seller’s Product documentation. Such reproduction shall be solely for Verizon Wireless’ own use in maintaining and supporting the Products. Verizon Wireless agrees and acknowledges that in no event shall Verizon Wireless be permitted to utilize the foregoing materials for any purpose other than warranty or maintenance replacements and repairs of existing Products, and that all such materials shall be deemed “Confidential Information” of Starent; provided, however, that despite such designation, Verizon Wireless may share the foregoing materials with third parties for purposes of the maintenance or repair or warranty or service replacements of existing Starent Products.

13.                               [INTENTIONALLY OMITTED]

14.                               SUBCONTRACTING

Verizon Wireless reserves the right to enlist contractors for installation or maintenance services with respect to Seller’s Product.

15.                               PRODUCT MAINTENANCE

Maintenance shall be available as set forth in Attachment B-6 of this Agreement.

16.                               TRAINING

During the term of the Agreement, Seller shall provide training in accordance with the terms and standards set forth in Attachment B-7.

17.                               SOFTWARE DEVELOPMENT

(a)                                  During the Term of this Agreement, for the prices set forth on Attachment B-8, Verizon Wireless shall have the right to request Seller to perform Software development services including the building of a Verizon Wireless requested API (Application Program Interface) between the Software and Verizon Wireless proprietary systems and applications. The provision of Software development services and delivery of Developed’ Software will be governed by an Order. Any Developed Software and any Documentation related thereto, that are created by Supplier in the performance of such Software development services shall be considered Verizon Wireless’ intellectual property and shall be owned by Verizon Wireless in accordance with Section 17 (b).

(b)                                 Except for Supplier’s right, title and interest in Supplier’s Pre-existing Materials, as described in Section 17 (c), Supplier grants to Verizon Wireless its entire right, title and interest in and to (including the right to reproduce, modify, display, produce derivative works of, translate, publish, sell, use, dispose of, and authorize others to do so) all Developed Software conceived or first produced under this Agreement by Supplier); and Supplier agrees that such Developed Software are works made for hire exclusively for Verizon Wireless under the laws of the United States and shall assist Verizon Wireless in every proper way to protect said Developed Software, including, but not limited to, signing patent and copyright applications, oaths or declarations, and assignments in favor of Verizon Wireless relating to the said Developed Software, as well as such ancillary and confirmatory documents as may be required or appropriate to insure that such title is clearly and exclusively vested in Verizon Wireless, within the United States and in any and all foreign countries. Seller represents and warrants that it shall have right, through written agreements with all employees performing Related Services under or in connection with this Agreement, to secure for Verizon Wireless the rights called for in this Section 17. Further, in the event Seller uses any subcontractor, consultant or other third party to perform any of the Related Services contracted for by this Agreement, Seller agrees to enter into such written agreements with such third party, and to take such other steps as are or may be required to secure for Verizon Wireless the rights called for in this Section 17.

(c)                                  Notwithstanding anything to the contrary herein, Verizon Wireless shall not have any proprietary interest in Seller’s pre-existing works owned by or licensed to Seller or in any developments requested by Verizon Wireless that, are necessary to meet industry or technical standards or which Seller had plans to develop prior to Verizon Wireless’ request (collectively, “Seller’s Pre-existing Materials”). Seller’s Pre-existing Materials include without limitation:  all tools, methodologies, concepts, work approaches, know-how and techniques used to design, create, generate or otherwise develop the Developed Software and/or perform the Software development services which do not contain any of Verizon Wireless’ Confidential information and that were already known, created, utilized, owned or licensed to other third parties by Seller. To the extent the Developed Software includes Seller’s Pre-existing Materials, Seller hereby grants to Verizon Wireless a royalty-free, non exclusive, worldwide, non-transferable, perpetual license to use, copy, operate, process, market and promote Seller’s Pre-existing Materials included in the Developed Software provided hereunder for Verizon Wireless’ internal business purposes.

(d)                                 For purposes of this Section, “Developed Software” means all source code, object code, APIs, notes, designs, models, prototypes, drawings, data storage media, listings, technical data, and other work product (including any reports to be prepared by Seller for Verizon Wireless) that are developed in connection with or pursuant to the terms and conditions of this Agreement.

18.                               SECURITY PROTOCOL

(a)                                  Seller agrees that it’s Products will meet network security requirements established in the reasonable discretion of Verizon Wireless and it will resolve Verizon Wireless identified network security issues related to Products within periods reasonably determined by the parries. Verizon Wireless agrees to provide to Seller written identification of the security requirements or issues.

(b)                                 Performance Compensation Credit shall apply in accordance with the terms of Attachment B-6 hereto if a Priority 1 or Priority 2 (as those terms are defined in Attachment B-6 hereto) problem occurs as a result of a security requirement or issue identified by Verizon Wireless and either (i) the date reasonably determined by the parties for resolution of the requirement or issue has passed or (ii) it is more than 10 days after Verizon Wireless provided written identification of the security requirement or issue and the parties have not agreed upon a date for resolution of the issue or requirement.

ATTACHMENT B-l
WARRANTY PERIOD

Except as otherwise stated herein and except for towers, monopoles and shelters, the warranty period for purchased Product, Software or Services will be in effect for [**] months after the date of acceptance of such Product, Software or Services, provided; however, that such warranty period for Product or Software shall be extended by a period equal to the time during which such Product or Software is not operational as a result of such Product or Software not meeting its warranties. The warranty period for replacement Product shall be the remaining warranty period of the replaced Product or [**] days, whichever is the greater.

ATTACHMENT B-2
PRODUCT REPAIR RATES

Part Number	Internal/ Short Name	Label	Part name	Proposed Repair Price		List Price

Chassis bundle
600-00-001			ST16 Intelligent Mobile Gateway Chassis Bundle	$	[**]	$	[**]

Chassis spares
600-00-1101			ST16 intelligent Mobile Gateway Chassis	$	[**]	$	[**]

600-00-1102			Power Filter Unit	$	[**]	$	[**]

600-00-1103			Fan Tray, Top	$	[**]	$	[**]

600-00-1104			Fan Tray, Bottom	$	[**]	$	[**]

600-00-1107			Blanking Panel, Front	$	[**]	$	[**]

600-00-1108			Blanking Panel, Rear	$	[**]	$	[**]

Application Cards
600-00-3001	PAC 4GB	Packet Accelerator	Packet Accelerator	$	[**]	$	[**]

600-00-3011	PAC W/EDO	Packet Accelerator HE		$	[**]	$	[**]

600-00-3101	EDC Upgrade	Hardware Engine Daughter Card		$	[**]	$	[**]

600-00-3002	SPC 1GB	Switch Processor	Switch Processor	$	[**]	$	[**]

Switch Processor Real Cards
600-00-5001	SP10 BNC	Switch Processor I/O	Switch Processor I/O, BNC BITS	$	[**]	$	[**]

600-00-5010	SPIO 3- Pin	Switch Processor I/O	Switch Processor I/O, 3-Pin BITS	$	[**]	$	[**]

600-00-5011	SPIO BNC Stratum 3	Switch Processor I/O Stratum 3	Switch Processor I/O, BNC BITS With Stratum 3 Module	$	[**]	$	[**]

600-00-5012	SPIO 3-pin Stratum 3	Switch Processor I/O Stratum 3	Switch processor I/O, 3-Pin BITS With Stratum 3 Module	$	[**]	$	[**]

600-00-5002	RCG	Redundancy Crossbar	Redundancy Crossbar	$	[**]	$	[**]

Line Cards
600-00-5003	FE	Ethernet 10/100	Ethernet 10/100	$	[**]	$	[**]

600-00-5004	GE no SFP	Ethernet 1000	Ethernet 1000	$	[**]	$	[**]

600-00-5009	short haul GE	Ethernet 1000 Short Haul	Ethernet 1000 with Short Haul Fiber SFP	$	[**]	$	[**]

600-00-5015	single mode GE	Ethernet 1000 Single-Mode	Ethernet 1000 with Single-Mode Fiber SFP	$	[**]	$	[**]

SFP Modules
600-00-5101	GE short haul SFP		Ethernet Short Haul Fiber SFP Module	$	[**]	$	[**]

*Pricing subject to change

ATTACHMENT B-3
REPAIR PARTS PRICING

Starent Part	Description	MFG ID	Verizon Component Price

100-00-0001	CAP 1000PF CM 25V 5% X7R 0603	KMT	[**]
100-00-0002	CAP 1000PF CM 50V 10% X7R 0402	AVX	[**]
100-00-0003	CAP 1000PF CM 16V 5% X7R 0603	KMT	[**]
100-00-0007	CAP .01UF CM 25V 5% X7R 0603	KMT	[**]
100-00-0008	CAP .01UF CM 25V 5% X7R 0402	KMT	[**]
100-00-0009	CAP .01UF CM 16V 5% X7R 0603	KMT	[**]
100-00-0011	CAP .01UF CM 10V 5% X7R 0603	KMT	[**]
100-00-0013	CAP .1UF CM 16V 5% X7R 0603	KMT	[**]
100-00-0029	CAP 1500PF CM 25V 5% X7R 0603	KMT	[**]
100-00-0061	CAP 2200PF CM 25V 5% X7R 0603	KMT	[**]
100-00-0070	CAP 270PF CM 25V 5% X7R 0603	KMT	[**]
100-00-0072	CAP 270PF CM 16V 5% X7R 0603	KMT	[**]
100-00-0091	CAP 3300PF CM 25V 10% X7R 0603	KMT	[**]
100-00-0115	CAP 470PF CM 25V 5% X7R 0603	KMT	[**]
100-00-0117	CAP 470PF CM 16V 5% X7R 0603	KMT	[**]
100-00-0175	CAP 2.2UF CM 10V 10% X7R 0805	AVX	[**]
100-00-0176	CAP 22UF TT 6.3V 20% 3216 L-E	AVX	[**]
100-00-0177	CAP 1UF CM 10V 20% X7R 0612	AVX	[**]
100-00-0178	CAP 470UF TT 6.3V 20% 7343H L-	AVX	[**]
100-00-0179	CAP .22UF CM 10V 20% X7R 0603	AVX	[**]
100-00-0180	CAP 47PF CM 50V 10% C0G 0603	KMT	[**]
100-00-0181	CAP 100PF CM 50V 10% C0G 0603	KMT	[**]
100-00-0182	CAP 330PF CM 50V 10% C0G 0603	KMT	[**]
100-00-0183	CAP .47UF CM 16V 10% X7R 0805	AVX	[**]
100-00-0184	CAP 10UF CM 10V 80-20% Y5V 121	AVX	[**]
100-00-0185	CAP 68PF CM 50V 10% C0G 0603	AVX	[**]
100-00-0186	CAP 100UF TT 6.3V 20% 6032	KMT	[**]
100-00-0187	CAP 4.7PF CM 50V 10% C0G 0603	KMT	[**]
100-00-0190	CAP 33UF TT 10V 10% 6032	KMT	[**]
100-00-0191	CAP 3.3UF TT 20V 10% 3528	KMT	[**]
100-00-0192	CAP 10UF TT 10V 10% 3216	KMT	[**]
100-00-0195	CAP .1UF CM 100V 10% X7R 1206	AVX	[**]
100-00-0196	CAP 220UF EC 100V 20%	CDE	[**]
100-00-0197	CAP 4700PF CM 500V 10% X7R 120	VIT	[**]
100-00-0198	CAP 100UF EC 100V 20% SMT	NIC	[**]
100-00-0199	CAP 4.7UF CM 10V 10% X7R 1206	AVX	[**]
100-00-0200	CAP 3900PF CM 1KV 10% X7R 1808	AVX	[**]
100-00-0201	CAP .022UF CM 100V 10% X7R 120	AVX	[**]
100-00-0202	CAP .22UF CM 100V 10% X7R 1812	KMT	[**]
100-00-0203	CAP .1UF CM 25V 10% X7R 0805	KMT	[**]
100-00-0204	CAP 100UF TT 10V 10% 6032	AVX	[**]

Starent Part	Description	MFG ID	Verizon Component Price

100-00-0205	CAP 1UF TT 16V 10% 3216	KMT	[**]
100-00-0206	CAP 220UF TT 10V 10% 7343	AVX	[**]
100-00-0208	CAP .22UF CM 25V 10% X7R 0805	KMT	[**]
100-00-0209	CAP 1UF CM 16V 10% X7R 1206	KMT	[**]
100-00-0210	CAP 68UF EC 100V 20%	PAN	[**]
100-00-0211	CAP 150UF EC 20% 6.3V SMT	PAN	[**]
100-00-0212	CAP 68UF TT 16V 10% 7343	AVX	[**]
100-00-0213	CAP 1UF CM 25V 10% X7R 1206	KMT	[**]
100-00-0214	CAP .1UF CM 16V 10% X7R 0612	AVX	[**]
100-00-0215	CAP .01UF CM 16V 10% X7R 0612	AVX	[**]
100-00-0216	CAP 100UF TT 10V 20% 7343	AVX	[**]
100-00-0218	CAP 3300PF CM 50V 10% X7R 0603	KMT	[**]
100-00-0219	CAP 2.2UF TT 20V 10% 3528	AVX	[**]
100-00-0220	CAP 1000UF TT 4V 20% 7343	KMT	[**]
100-00-0222	CAP 47UF TT 16V 10% 7343	AVX	[**]
100-00-0224	CAP .15UF CM 16V 10% C0G 0603	KMT	[**]
100-00-0225	CAP 1UF CM 10V 10% X7R 0805	KMT	[**]
100-00-0226	CAP 10UF CM 16V 10% X7R 1812	AVX	[**]
100-00-0227	CAP 10PF CM 50V 10% C0G 0603	KMT	[**]
100-00-0228	CAP 1UF 20% 16V	PAN	[**]
100-00-0229	CAP 4700PF PPS 16V 5%	PAN	[**]
100-00-0231	CAP 20PF CM 25V 10% C0G 0603	AVX	[**]
100-00-0233	CAP 220UF EC 4V 20%	PAN	[**]
100-00-0234	CAP 10UF TT 16V 20% 6032	SPR	[**]
100-00-0235	CAP .1UF TT 50V 20% 3216	KMT	[**]
100-00-0236	CAP 470UF TT 4V 20% 7343	NIC	[**]
100-00-0238	CAP 47UF CM 6.3V 20% X5R 1210	AVX	[**]
110-00-0001	DIODE SCHT 40V DO214	DII	[**]
110-00-0002	DIODE RECT 30V SOD323	DII	[**]
110-00-0003	DIODE XIENT 91V DO214	ONS	[**]
110-00-0004	DIODE ZEN 10V SOT23	ONS	[**]
110-00-0005	DIODE DBLR 100V SOT23	ONS	[**]
110-00-0006	DIODE SCHT 100V TO252	ONS	[**]
110-00-0007	LED YEL 0805	CMD	[**]
110-00-0008	LED GRN 1206	LMX	[**]
110-00-0009	DIODE RECT 100V SOT23	FSC	[**]
110-00-0010	DIODE ZEN 30V SOT23	ONS	[**]
110-00-0011	DIODE SCHT 30V SOT23	FSC	[**]
110-00-0012	LED GRN 0603	DLT	[**]
110-00-0013	DIODE SCHT 100V TO252	IR	[**]
110-00-0014	XCVR FO SFP	PCOL	[**]
110-00-0015	LIGHT PIPE DUAL ARRAY	DLT	[**]
110-00-0016	SIDACTOR 160V 00214	TCC	[**]
110-00-0017	SIDACTOR 160V DO214	TCC	[**]

Starent Part	Description	MFG ID	Verizon Component Price

110-00-0018	LED GRN SMT	DLT	[**]
110-00-0019	DIODE SCHT 100V SOT223	IR	[**]
110-00-0020	IC VREG ADJ TO263-5	MCL	[**]
110-00-0022	DIODE XIENT 3.3V ARY SO8	SET	[**]
110-00-0023	DIODE SCHT 35V TO252	ONS	[**]
110-00-0024	DIODE XIENT 5V DO214	ONS	[**]
110-00-0027	DIODE SCHT 35V TO252	ONS	[**]
110-00-0030	XCVR OC-3 SFP MULTI	OCP	[**]
111-00-0001	LED GRN	IDP	[**]
111-00-0002	LED RED/GRN GRN GRN	IDP	[**]
111-00-0003	LED GRN/RED	IDP	[**]
111-00-0004	LED YEL RA	IDP	[**]
111-00-0006	LED RED/YEL/GRN	IDP	[**]
111-00-0007	LED RED/YEL	IDP	[**]
120-00-0009	HDR 14 PIN 2X7 SMT	FCI	[**]
120-00-0022	CONN 228 POS MICTOR	TYD	[**]
120-00-0026	SCKT SODIMM200 RA	AMP	[**]
120-00-0027	HDR 10 PIN 2X5 SMT	FCI	[**]
120-00-0028	CONN 38 POS 2X19 MICTOR	TYD	[**]
120-00-0029	HDR 4 PIN 2X2 SMT	FCI	[**]
120-00-0030	CONN 20 POS 2X10 SFP RA	MLX	[**]
120-00-0031	CONN 60 POS 2X30 HI-SPEED	SAM	[**]
120-00-0032	CONN 228 POS MICTOR	TYD	[**]
120-00-0036	SCKT SORIMM160 RA	MLX	[**]
120-00-0037	CONN 152 POS 2X76 HI-SPEED	SAM	[**]
120-00-0038	CONN 152 POS	SAM	[**]
120-00-0039	CONN 38 POS	SAM	[**]
120-00-0041	CONN 38 POS 2X19 MICTOR	SAM	[**]
120-00-0044	CONN 38 POS PLUG	TYD	[**]
120-00-0045	CONN 228 POS	SAM	[**]
120-00-0046	CONN 152 POS	SAM	[**]
120-00-0047	CONN 228 POS HI-SPEED SMT	SAM	[**]
120-00-0048	CONN 38 POS PLUG	SAM	[**]
120-00-0051	CONN JACK RJ45 RA	MIX	[**]
120-00-0052	CONN 76 POS MICTOR	TYD	[**]
120-00-0053	CONN 76 POS MICTOR PLUG	TYD	[**]
120-00-0054	HDR 24 PIN 2X12 SHRD	FCI	[**]
###-##-####	SCKT SODIMM200 RA	FCI	[**]
121-00-0008	CONN 160 POS SO RIMM	MLX	[**]
121-00-0010	CONN DIMM184 RA	MLX	[**]
121-00-0012	HDR 50 PIN 2X25 SHRD RA	3M	[**]
121-00-0021	HDR 2 PIN	FCI	[**]
121-00-0022	CONN HSD 8X20 1MT DC REV 02	TDN	[**]
121-00-0023	CONN HSD 8X30 2PWR DC PTH	TDN	[**]

Starent Part	Description	MFG ID	Verizon Component Price

121-00-0024	CONN VHDM HSD 8X351 MT DC PTH	TDN	[**]
121-00-0025	CONN VHDM HSD 8X50 2PWR DC PTH	#N/A	[**]
121-00-0028	CONN 8 POS MOD JACK RJ45 SMT	MLX	[**]
121-00-0029	CONN MOD JACK 8 POS	FCI	[**]
121-00-0032	CONN 8 POS MOD JACK	TYD	[**]
121-00-0033	HDR 20 PIN 2X10	FCI	[**]
121-00-0034	HDR 6 PIN 2X3	FCI	[**]
121-00-0035	CONN 68 POS PCMCIA	FCI	[**]
121-00-0036	CONN VHDM HSD 8X50 2PWR DC	TDN	[**]
121-00-0037	CONN VHDM 8X30 2PWR DC	TDN	[**]
121-00-0038	CONN HSD 8X10 2PWR DC	TDN	[**]
121-00-0039	HDR 10 PIN 2X5 SHRD	MLX	[**]
121-00-0040	CONN RJ45 INV LP	MLX	[**]
121-00-0041	CONN RJ45 RJ7G 2LED	TYD	[**]
121-00-0042	CONN SFP CAGE NP PKG	PCOL	[**]
121-00-0044	HDR 3 PIN RA	MLX	[**]
121-00-0045	CONN RJ45 1X8 EMI SHEILDS	TYD	[**]
121-00-0047	CONN JACK RCPT	AEP	[**]
121-00-0048	CONN VHDM HSD 8X50 2PWR DC	TDN	[**]
121-00-0049	CONN JACK BNC 75 OHM RA	TYD	[**]
121-00-0050	HDR 3 PIN RA	MTH	[**]
121-00-0051	CONN MOD JACK 2LED COPTION	TYD	[**]
121-00-0052	CONN MOD JACK RJ45 W/LEDS	SWS	[**]
121-00-0057	CONN POWER BLADES HSD	TDN	[**]
121-00-0058	CONN 8X50 2 PWR SPC TOP	TDN	[**]
121-00-0060	CONN HSD 8X30 2PWR DC PWR MOD	MLX	[**]
121-00-0061	CONN HSD 8X10 2PWR DC LC	TDN	[**]
121-00-0062	CONN VHDM HSD 8X50 2 PWR RCC	TDN	[**]
121-00-0063	CONN VHDM 8X30 2 PWR SPIO	TDN	[**]
121-00-0071	CONN JACK BNC ISO RA	TYD	[**]
121-00-0075	HDR 16 PIN 2X8 RA	TYD	[**]
121-00-0076	HDR 6 PIN 2X3 RA	TYD	[**]
121-00-0077	CONN JACK BNC RA	TYD	[**]
121-00-0083	CONN JACK BNC	TPE	[**]
121-00-0084	CONN JACK BNC	TPE	[**]
130-00-0005	RES 22.1 TF 1/16W 1% 0402	DAL	[**]
130-00-0015	RES 28 TF 1/16W 1% 0402	DAL	[**]
130-00-0022	RES 33.2 TF 1/16W 1% 0402	DAL	[**]
130-00-0039	RES 49.9 TF 1/16W 1% 0402	DAL	[**]
130-00-0056	RES 75TF 1/16W 1% 0402	DAL	[**]
130-00-0068	RES 20 TF 1/10W 1% 0603	#N/A	[**]
130-00-0072	RES 22.1 TF 1/10W 1% 0603	DAL	[**]
130-00-0081	RES 27.4 TF 1/10W 1% 0603	DAL	[**]
130-00-0082	RES 28 TF 1/10W 1% 0603	DAL	[**]

Starent Part	Description	MFG ID	Verizon Component Price

130-00-0086	RES 30.9 TF 1/16W 1% 0603	DAL	[**]
130-00-0089	RES 33.2 TF 1/10W 1% 0603	DAL	[**]
130-00-0090	RES 34 TF 1/16W 1% 0603	DAL	[**]
130-00-0096	RES 39.2 TF 1/10W 1% 0603	DAL	[**]
130-00-0100	RES 43.2 TF 1/10W 1% 0603	DAL	[**]
130-00-0105	RES 48.7 TF 1/16W 1% 0603	KSE	[**]
130-00-0106	RES 49.9 TF 1/10W 1% 0603	DAL	[**]
130-00-0107	RES 51.1 TF 1/10W 1% 0603	DAL	[**]
130-00-0111	RES 56.2 TF 1/10W 1% 0603	DAL	[**]
130-00-0123	RES 75 TF 1/10W 1% 0603	DAL	[**]
130-00-0127	RES 82.5 TF 1/10W 1% 0603	DAL	[**]
130-00-0135	RES 100 TF 1/16W 1% 0402	DAL	[**]
130-00-0230	RES 100 TF 1/10W 1% 0603	DAL	[**]
130-00-0234	RES 110 TF 1/16W 1% 0603	DAL	[**]
130-00-0238	RES 121 TF 1/10W 1% 0603	DAL	[**]
130-00-0239	RES 124 TF 1/16W 1% 0603	DAL	[**]
130-00-0241	RES 130 TF 1/16W 1% 0603	DAL	[**]
130-00-0242	RES 133 TF 1/16W 1% 0603	DAL	[**]
130-00-0247	RES 150 TF 1/16W 1% 0603	DAL	[**]
130-00-0250	RES 162 TF 1/10W 1% 0603	DAL	[**]
130-00-0255	RES 187 TF 1/10W 1% 0603	DAL	[**]
130-00-0258	RES 200 TF 1/16W 1% 0603	DAL	[**]
130-00-0267	RES 249 TF 1/16W 1% 0603	DAL	[**]
130-00-0269	RES 261 TF 1/16W 1% 0603	DAL	[**]
130-00-0271	RES 274 TF 1/16W 1% 0603	DAL	[**]
130-00-0279	RES 332 TF 1/10W 1% 0603	DAL	[**]
130-00-0298	RES 499 TF 1/10W 1% 0603	DAL	[**]
130-00-0297	RES 511 TF 1/10W 1% 0603	DAL	[**]
130-00-0301	RES 562 TF 1/10W 1% 0603	DAL	[**]
130-00-0309	RES 681 TF 1/10W 1% 0603	DAL	[**]
130-00-0325	RES 1K TF 1/16W 1% 0402	DAL	[**]
130-00-0362	RES 2.49K TF 1/16W 1% 0402	DAL	[**]
###-##-####	RES 1 K TF 1/10W 1% 0603	DAL	[**]
130-00-0424	RES 1.1K TF 1/10W 1% 0603	DAL	[**]
130-00-0425	RES 1.13K TF 1/10W 1% 0603	DAL	[**]
130-00-0427	RES 1.18K TF 1/16W 1% 0603	DAL	[**]
130-00-0428	RES 1.21K TF 1/16W 1% 0603	DAL	[**]
130-00-0429	RES 1.24K TF 1/10W 1% 0603	DAL	[**]
130-00-0430	RES 1.27K TF 1/16W 1% 0603	DAL	[**]
130-00-0434	RES 1.40K TF 1/16W 1% 0603	DAL	[**]
130-00-0435	RES 1.43K TF 1/16W 1% 0603	DAL	[**]
130-00-0437	RES 1.5K TF 1/10W 1% 0603	DAL	[**]
130-00-0446	RES 1.91K TF 1/16W 1% 0603	DAL	[**]
130-00-0448	RES 2 K TF 1/10W 1% 0603	DAL	[**]

Starent Part	Description	MFG ID	Verizon Component Price

130-00-0450	RES 2.1K TF 1/16W 1% 0603	DAL	[**]
130-00-0451	RES 2.15K TF 1/16W 1% 0603	DAL	[**]
130-00-0452	RES 2.21K TF 1/10W 1% 0603	DAL	[**]
130-00-0454	RES 2.32K TF 1/16W 1% 0603	DAL	[**]
130-00-0456	RES 2.43K TF 1/16W 1% 0603	DAL	[**]
130-00-0457	RES 2.49K TF 1/10W 1% 0603	DAL	[**]
130-00-0461	RES 2.74K TF 1/16W 1% 0603	DAL	[**]
130-00-0474	RES 3.74K TF 1/16W 1% 0603	DAL	[**]
130-00-0476	RES 3.92K TF 1/16W 1% 0603	DAL	[**]
130-00-0480	RES 4.32K TF 1/16W 1% 0603	DAL	[**]
130-00-0484	RES 4.75K TF 1/10W 1% 0603	DAL	[**]
130-00-0487	RES 5.11K TF 1/10W 1% 0603	DAL	[**]
130-00-0489	RES 5.38K TF 1/16W 1% 0603	DAL	[**]
130-00-0490	RES 5.49K TF 1/16W 1% 0603	DAL	[**]
130-00-0493	RES 5.9K TF 1/16W 1% 0603	DAL	[**]
130-00-0494	RES 6.04K TF 1/16W 1% 0603	DAL	[**]
130-00-0500	RES 6.98K TF 1/16W 1% 0603	DAL	[**]
130-00-0503	RES 7.5K TF 1/16W 1% 0603	DAL	[**]
130-00-0505	RES 7.87K TF 1/10W 1% 0603	DAL	[**]
130-00-0507	RES 8.25K TF 1/16W 1% 0603	DAL	[**]
130-00-0510	RES 8.871K TF 1/16W 1% 0603	DAL	[**]
130-00-0515	RPAC 56.2 1/16W 1% DRT8	MCI	[**]
130-00-0516	RPAC 22 1/16W 5% DRT8	KSE	[**]
130-00-0517	RPAC 10 1/16W 1% DRT8	MCI	[**]
130-00-0518	RES 100 K TF 1/10W 1% 0603	DAL	[**]
130-00-0519	RPAC 1K 1/16W 5% DRT8	PAN	[**]
130-00-0520	RPAC 4.7K 1/16W 5% DRT8	PAN	[**]
130-00-0521	RES 8K TF 1/16W 1% 0603	DAL	[**]
130-00-0522	RES 16.2K TF 1/16W 1% 0603	DAL	[**]
130-00-0523	RES 33.2K TF 1/10W 1% 0603	DAL	[**]
130-00-0524	RPAC 22.1 1/16W 1% DRT4	DAL	[**]
130-00-0525	RPAC 8.2K 1/16W 5% DRT8	DAL	[**]
130-00-0526	RES .007 MF 1/2W 1% 2010	DAL	[**]
130-00-0527	RES 10 K TF 1/10W 1% 0603	DAL	[**]
130-00-0525	RES 10 TF 1/10W 1% 0603	DAL	[**]
130-00-0531	RES 0 TF 1/10W 0.05 0603	DAL	[**]
130-00-0532	RES 43.2K TF 1/16W 1% 0603	DAL	[**]
130-00-0534	RES 4.7 TF 1/16W 1% 0603	BRN	[**]
130-00-0535	RPAC 33 1/16W 5% DRT8	PAN	[**]
130-00-0538	RES 14K TF 1/16W 1% 0603	BRN	[**]
130-00-0537	RES 24.3K TF 1/10W 1% 0603	DAL	[**]
130-00-0539	RES 17.4K TF 1/10W 1% 0603	DAL	[**]
130-00-0541	RES 64.9K TF 1/10W 1% 0805	DAL	[**]
130-00-0542	RES 100K TF 1/8W 1% 0805	DAL	[**]

Starent Part	Description	MFG ID	Verizon Component Price

130-00-0543	RPAC 330 1/16W 5% DRT 8	PAN	[**]
130-00-0544	RES 121K TF 1/10W 1%0603	DAL	[**]
130-00-0545	RES 221K 7F 1/16W 1% 0603	DAL	[**]
130-00-0546	RES 10.2K TF 1/10W 1% 0603	DAL	[**]
130-00-0547	RES 1M TF 1/10W 1% 0603	DAL	[**]
130-00-0548	RES 0.5 TF 1/8W 1% 0805	DAL	[**]
130-00-0551	RES 1 TF 1/16W 5% 0603	DAL	[**]
130-00-0552	RES 40.2K TF 1/10W 1% 0603	DAL	[**]
130-00-0553	RES 475K TF 1/16W 1% 0603	DAL	[**]
130-00-0554	RES 75K TF 1/16W 1% 0603	DAL	[**]
130-00-0555	RES 82.5K TF 1/10W 1% 0805	DAL	[**]
130-00-0556	RES 88.7K TF 1/16W 1% 0603	DAL	[**]
130-00-0557	RES 18.2 TF 1/16W 1% 0603	DAL	[**]
130-00-0559	RPAC 39K 1/16W 5% DRT8	PAN	[**]
130-00-0560	RES 365KTF 1/16W 1% 0603	DAL	[**]
130-00-0561	RPAC 33 1/16W 5% DRT8	PAN	[**]
130-00-0562	RPAC 27 1/16W 5% DRT8	PAN	[**]
130-00-0564	RES 13 TF 1/16W 5% 0603	DAL	[**]
130-00-0565	RES 22.1K TF 1/16W 1% 0603	DAL	[**]
130-00-0566	RES 681K TF 1/16W 1% 0603	DAL	[**]
130-00-0567	RES 2 TF 1/16W 5% 0603	DAL	[**]
130-00-0568	RES 21K TF 1/16W 1% 0603	DAL	[**]
130-00-0569	RES 200K TF 1/16W 1% 0603	DAL	[**]
130-00-0571	RES 11.8K TF 1/10W 1% 0603	DAL	[**]
130-00-0573	RES 2.2 TF 1/4W 1% 1206	DAL	[**]
130-00-0574	RES 10K TF 1/8W 1% 0805	DAL	[**]
130-00-0575	RES 1M TF 1/8W 1% 0805	DAL	[**]
130-00-0576	RES 365K TF 1/8W 1% 0805	DAL	[**]
130-00-0577	RES 64.9K TF 1/8W 1% 1206	DAL	[**]
130-00-0578	RES 221K TF 1/8W 1% 0805	DAL	[**]
130-00-0579	RES 0 TF 1/8W 5% 1206	DAL	[**]
130-00-0580	RES 100KTF 1/8W 1% 1206	DAL	[**]
130-00-0581	RES .004 TF 1/2W 1% 2010	DAL	[**]
130-00-0582	RES 47.5K TF 1/16W 1% 0603	DAL	[**]
130-00-0583	RES 15K TF 1/16W 1% 0603	DAL	[**]
130-00-0584	RES 3.65K TF 1/10W 1% 0603	DAL	[**]
130-00-0585	RES 53.6K TF 1/10W 1% 0603	DAL	[**]
130-00-0586	RES 383 TF 1/10W 1% 0603	DAL	[**]
130-00-0587	RES 12.4K TF 1/10W 1% 0603	DAL	[**]
130-00-0588	RES 8.66K TF 1/16W 1% 0603	DAL	[**]
130-00-0589	RES 90.9 TF 1/16W 1% 0603	DAL	[**]
130-00-0591	RES 0.004 WW 1W 1% SMT	RCD	[**]
130-00-0592	RES 3.32K TF 1/16W 1% 0603	DAL	[**]
130-00-0593	RES 20K TF 1/16W 1% 0603	DAL	[**]

Starent Part	Description	MFG ID	Verizon Component Price

130-00-0594	RES 392K TF 1/16W 1% 0603	DAL	[**]
130-00-0595	RES 365 TF 1/16W 1% 0603	DAL	[**]
130-00-0596	RES .02 TF 1/8W 1% 1206	DAL	[**]
130-00-0597	RES 13.3K TF 1/16W 1% 0603	DAL	[**]
130-00-0598	RES 63.4K TF 1/4W 1% 1206	DAL	[**]
130-00-0599	RES 619K TF 1/16W 1% 0603	DAL	[**]
130-00-0601	RES 3.32K TF 1/10W 1% 0805	DAL	[**]
130-00-0603	RPAC 1K 1/16W 5% DRT8	PAN	[**]
130-00-0604	RES 1 K TF 1/8W 1% 0805	DAL	[**]
130-00-0605	RES .005 MF 1W 1% 2512	DAL	[**]
130-00-0606	RPAC 100 1/16W 5% DRT8	PAN	[**]
130-00-0607	RES .005 MF 5W 1% 2010	DAL	[**]
130-00-0613	RES 1.8M TF 1/16W 5% 0603	DAL	[**]
150-00-0001	XSTR N-MOSFET 30V SO8	SIL	[**]
150-00-0002	IC VREG ADJ TO263	LRT	[**]
150-00-0003	XSTR N-MOSFET 100V SOT23	FSC	[**]
150-00-0004	XSTR N-MOSFET 100V TO263	FSC	[**]
150-00-0005	XSTR BJT NPN 40V SOT23	ONS	[**]
150-00-0006	IC OP/C SO8	FSC	[**]
150-00-0007	IC DRVR DARL SO16	TI	[**]
150-00-0008	XSTR 2N7002 N-MOSFET 60V SOT23	PHP	[**]
150-00-0009	XSTR N-MOSFET 100V TO252	SIL	[**]
150-00-0010	XSTR N-MOSFET 30V SO8	FSC	[**]
150-00-0011	XSTR BJT PNP 40V SOT23	ONS	[**]
150-00-0012	XSTR N-SYNCFET 30V SO8	FSC	[**]
151-00-0003	ALARM PIEZO 4LEAD	STM	[**]
160-00-0001	XFRMR MOD 1000BASE-T SO24	PUE	[**]
160-00-0002	MAG MOD 1.5KV 24LEAD	PUE	[**]
160-00-0003	INDUCT 3.3UH 20% 5137	CCF	[**]
160-00-0004	FERR BD 600@100MHZ 0805	DAL	[**]
160-00-0005	INDUCT 2.2UH 20% SMT	CCF	[**]
160-00-0006	FERR BD 31@100MHZ 25% 1206	DAL	[**]
160-00-0007	RELAY 200A 3V SMT	ARM	[**]
160-00-0008	INDUCT 1.5UH 20% SO2	CCF	[**]
160-00-0009	FERR BD 120@100MHZ 1206	ME	[**]
160-00-0010	FUSE 10A 125V SMT	LF	[**]
160-00-0011	CHOKE .809MH SMT	PUE	[**]
160-00-0012	INDUCT 10UH 20% 2LEAD	CCF	[**]
160-00-0013	XFRMR MOD 10/100 SMT	PUE	[**]
160-00-0014	XFRMR 10-100TX 1:1	PUE	[**]
160-00-0016	FUSE 3A 125V SMT	LF	[**]
160-00-0017	INDUCT 1320UH 25% 4LEAD	PUE	[**]
160-00-0018	INDUCT 10UH 20%	CCF	[**]
160-00-0019	INDUCT 2.2UH 20% SMT	CCF	[**]

Starent Part	Description	MFG ID	Verizon Component Price

160-00-0021	INDUCT 1UH 20% 1008	CCF	[**]
160-00-0023	FUSE 125A SMT	TCC	[**]
160-00-0024	XFRMR T1/E1 ISO 1:2.42CT	HAL	[**]
160-00-0025	FUSE 1A 125V SMT	LF	[**]
160-00-0026	CHOKE 1.17MH P0354 SMT	PUE	[**]
160-00-0027	INDUCT 10UH 20% 2618	CCF	[**]
160-00-0028	FUSE 1.5A 125V SMT	LF	[**]
160-00-0029	RELAY 3V 200A SMT	ARM	[**]
160-00-0031	INDUCT .56UH 20%	CCF	[**]
160-00-0032	INDUCT IUH 20% 5137	CCF	[**]
160-00-0033	INDUCT .33UH 20% SMT	CCF	[**]
160-00-0034	INDUCT 1.5UH 20% 8.2A SMD	SUD	[**]
160-00-0037	INDUCT 4.7UH 10% 1008	CCF	[**]
160-00-0038	INDUCT 1.45UH 21A	PUE	[**]
160-00-0039	XFRMR 10/100 ENET	PUE	[**]
160-00-0040	INDUCT 4.7UH 10% 1812	DAL	[**]
160-00-0041	INDUCT 1UH 10% 1210	DAL	[**]
160-00-0043	FILTER EMI .01UF 50V 20%	PAN	[**]
160-00-0046	INDUCT 3.6UH	SUD	[**]
180-00-0012	IC CLK BFR SSO8	ICY	[**]
180-00-0013	IC FANOUT BFR TSSO20	ICY	[**]
180-00-0014	IC CLK DRVR QFP32	MOT	[**]
180-00-0015	IC CLK DRVR QFP52	CYP	[**]
180-00-0017	XTAL 20MHZ	SRX	[**]
180-00-0019	IC CLK DRVR TSSO20	ICY	[**]
180-00-0021	IC CLK DRVR SSO28	ICY	[**]
180-00-0024	XTAL 155.52MHZ 50PPM	CRW	[**]
180-00-0025	XTAL 125MHZ 50PPM	CRW	[**]
180-00-0026	XTAL 100MHZ 50PPM	CRW	[**]
180-00-0027	XTAL 25MHZZ 50PPM SMT	SRX	[**]
180-00-0028	XTAL 20MHZ 50PPM	SRX	[**]
180-00-0029	XTAL 33.3333MHZ 50PPM	PLT	[**]
180-00-0030	IC CLK GNTR SSO28	ICY	[**]
180-00-0032	IC CLK GNTR SSO24	CYP	[**]
180-00-0033	IC BFR FANOUT SOB	ICY	[**]
180-00-0035	XTAL 155.520MHZ	PLT	[**]
180-00-0036	XTAL 125MHZ 25PPM PECL SMT	PLT	[**]
180-00-0037	XTAL 100MHZ 25PPM PECL SMT	PLT	[**]
180-00-0038	XTAL MOD SYNC STM3	CRW	[**]
180-00-0040	IC BFR FANOUT QFP32	ICY	[**]
180-00-0041	IC XLTR LVPECL-LVTTL MSO8	ONS	[**]
180-00-0042	XTAL 32.768MHZ	CRW	[**]
180-00-0046	XTAL CLK SYNC TSSO56	ICY	[**]
180-00-0047	IC CLK DRVR TSSO16	ICY	[**]

Starent Part	Description	MFG ID	Verizon Component Price

180-00-0048	IC CLK MUX TSSO16	ICY	[**]
180-00-0049	IC ZERO DELAY BFR SO16	ICY	[**]
180-00-0050	IC CLK BFR SO16	ICY	[**]
180-00-0051	IC CLK DRVR SSO20	IDT	[**]
180-00-0052	IC CLK DRVR SSO28	ICY	[**]
180-00-0053	IC DVDR /4 TSSO8	ONS	[**]
180-00-0054	IC CLK DRVR QFP48	ICY	[**]
180-00-0059	IC FANOUT BFR QFP32	ICY	[**]
180-00-0064	IC CLK BFR QFP100	CYP	[**]
180-00-0065	IC CLK DRVR QFP32	MOT	[**]
180-00-0066	XTAL 100MHZ 25PPM 3.3V.SMT	PLT	[**]
180-00-0067	XTAL 125HZ 25PPM 3.3V	PLT	[**]
180-00-0068	XTAL 38.88MHZ 50PPM 3.3V	VTE	[**]
180-00-0069	XTAL 44.736MHZ 25PPM	PLT	[**]
180-00-0070	XTAL 80MHZ 100PPM	SRX	[**]
180-00-0071	XTAL 1.544MHZ	SRX	[**]
180-00-0072	XTAL 37.056	SRX	[**]
180-00-0073	XTAL FREQ XLTR	VTE	[**]
180-00-0074	IC CLK DRVR SO8	ICY	[**]
180-00-0077	XTAL 19.440MHZ	SRX	[**]
180-00-0078	IC ZERO DELAY BFR SO16	IDT	[**]
180-00-0079	XTAL 80MHZ 50PPM	SRX	[**]
180-00-0080	XTAL 125MHZ 25PPM	MTR	[**]
180-00-0081	XTAL 49.152MHZ 25PPM	SRX	[**]
180-00-0086	XTAL 100MHZ 25PPM PECL	MTR	[**]
181-00-0003	XTAL 22.368MHZ	ECL	[**]
190-00-0001	IC PWR INTFC SWITCH SO30	TI	[**]
190-00-0002	IC CLK DRVR SSO28	ICY	[**]
190-00-0003	IC SWREG SO16	FSC	[**]
190-00-0005	IC 74LCX16373 D-LTCH TSSO48	ONS	[**]
190-00-0006	IC 74LCX16245 XCVR TSSO48	ONS	[**]
190-00-0007	IC VDCTR 2.5V MSO8	LRT	[**]
190-00-0008	IC VDCTR 5V SO8	MAX	[**]
190-00-0009	IC WATCHDOG TMR SOT23-8	MAX	[**]
190-00-0010	IC SNSR TEMP SSO16	MAX	[**]
190-00-0011	IC SWREG SSO16	LRT	[**]
190-00-0012	IC UTCAM ENGINE BGA272	STRN	[**]
190-00-0013	IC 7WZ14 INV SC70-6	FSC	[**]
190-00-0014	IC 74LVC244 BFR/DRVR TSSO20	TI	[**]
###-##-####	IC 74LVC125 BFR/DRVR TSSO14	IDT	[**]
190-00-0018	IC DAS TSSO24	NSC	[**]
190-00-0019	IC 74LVC08 AND TSSO14	TI	[**]
190-00-0020	IC 74LCX32 OR TSSO14	TI	[**]
190-00-0021	IC CNTRLR HOTSWAP SO8	LRT	[**]

Starent Part	Description	MFG ID	Verizon Component Price

190-00-0022	IC PRPHL DRVR SO18	MCL	[**]
190-00-0023	IC SWITCH DEBOUNCER SOT23-6	MAX	[**]
190-00-0024	IC LN XCVR SSOP16	IEL	[**]
190-00-0026	IC 74ALVCH16374 D-FF TSSO48	TI	[**]
190-00-0027	IC 7SZ175 D-FF SC70	FSC	[**]
190-00-0028	IC XCVR ENET QFP64	INT	[**]
190-00-0029	IC IC 74LVTH16244 BFR/DRVR TSS	TI	[**]
190-00-0031	IC IC 74LVTH16245 XCVR TSSO48	TI	[**]
190-00-0033	IC XCVR SSO28	MAX	[**]
190-00-0034	IC BUS SWITCH TSSO20	IDT	[**]
190-00-0035	IC BFR PLCC28	ONS	[**]
190-00-0036	IC OP AMP TSSO8	LRT	[**]
190-00-0037	IC SWREG SSO28	LRT	[**]
190-00-0038	IC 74LVC125 BFR SOT23-5	FSC	[**]
190-00-0041	IC XLTR LVPECL-LVTTL TSSO8	ONS	[**]
190-00-0042	IC 74ALVCH16863 XCVR TSSO56	IDT	[**]
190-00-0043	IC DIC CONV TSSO16	AD	[**]
190-00-0044	IC VREG ADJ TSSO8	MCL	[**]
190-00-0045	IC BFR TSSO08	ONS	[**]
190-00-0046	IC BUS SWITCH SPOT SOT23-6	PIM	[**]
190-00-0049	IC CLK DATA RCVRY	SBR	[**]
190-00-0050	IC HOT SWAP CNTRLR SO8	LRT	[**]
190-00-0051	IC 7WZ07 BFR 5C70-6	FSC	[**]
190-00-0052	IC VREG ADJ SO8	MCL	[**]
190-00-0053	IC 7WZ16 BFR SC70-6	FSC	[**]
190-00-0054	IC 7SZ08 AND SC70-5	FSC	[**]
190-00-0056	IC 1C 74LCXR162245 XCVR TSSO48	SGS	[**]
190-00-0057	IC I/O PORT 16-BIT TSSO24	PHP	[**]
190-00-0058	IC VDCTR ADJ SOT23-5	TI	[**]
190-00-0059	IC VDCTR ADJ SOT23-5	TI	[**]
190-00-0061	IC 7SZ11 AND SC70-6	FSC	[**]
210-00-0002	IC FLMEM 2MX16/4MX8 TSSO48 90N	SHP	[**]
210-00-0005	IC EEPROM 1KX8 SOB 100KHZ	ATM	[**]
210-00-0007	IC DRAM 288MB SORIMM160 45NS	PNY	[**]
210-00-0008	IC DRAM MOD 64MX72 DDR DIM184	SMG	[**]
210-00-0011	IC DRAM 4MX16 TSO54 7.5NS	MTI	[**]
210-00-0012	IC DRAM 2MX32 TSO86 166MHZ	MTI	[**]
210-00-0013	IC SRAM 128KX36 QFP100	MTI	[**]
210-00-0014	IC SRAM 64KX16 TSO44 12NS	ISN	[**]
210-00-0015	DRAM MOD DDR 64MX72 133MHZ SOD	VCP	[**]
210-00-0016	IC NVRAM 64K SO28 120NS	DLL	[**]
210-00-0017	IC EPROM 256K SO20	XLX	[**]
210-00-0018	IC DRAM MOD 64MX72 DDR DIM184	XLX	[**]
210-00-0019	IC SRAM 128KX36 QFP100 133MHZ	MTI	[**]

Starent Part	Description	MFG ID	Verizon Component Price

210-00-0020	IC EEPROM 1MX16 TSO48	AMD	[**]
210-00-0021	IC MOD FLASH 128MB ASSOC PKG	WED	[**]
210-00-0022	IC PROM 512K 3.3V SO20	XLX	[**]
210-00-0023	IC EPROM SO20	XLX	[**]
210-00-0026	IC EEPROM 32KX8 SO8	SGS	[**]
210-00-0027	IC SCRAM 8MX16X4 TSO52 7.5NS	SMG	[**]
210-00-0029	IC EEPROM 4KX8 SO8	ATM	[**]
210-00-0030	IC DRAM 4X1MX16 TSO54 7.5NS	MTS	[**]
210-00-0031	IC SRAM 512KX32 QFP100 6NS	MTI	[**]
210-00-0032	IC EEPROM 4MX16/8MX8 TSO48 90N	AMD	[**]
210-00-0033	IC SRAM 1MX36 QFP100	SMG	[**]
210-00-0034	IC DRAM 4X4MX16 BGA54 7.5NS	MTI	[**]
210-00-0035	IC EEPROM 128X8 SO8 1MHZ	MCP	[**]
210-00-0038	IC SDRAM DDR 128MX72 2.5V 266M	IWK	[**]
220-00-0005	IC FPGA BGA896	XLX	[**]
220-00-0008	IC FPGA BGA676	XLX	[**]
220-00-0010	IC CPLD PLCC44 7.5NS	XLX	[**]
220-00-0012	IC CPLO QFP144 7.5NS	XLX	[**]
220-00-0013	IC FPGA BGA456	XLX	[**]
220-00-0014	IC FPGA BGA456	XLX	[**]
220-00-0015	IC FPGA PGA100	XLX	[**]
220-00-0010	IC EEPLD QFP144 7.5NS	ATE	[**]
220-00-0017	IC EEPLD QFP100 7.5NS	ATE	[**]
220-00-0018	IC FPGA BGA256	XLX	[**]
220-00-0019	IC FPGA QFP100	XLX	[**]
220-00-0020	IC FPGA BGA456	XLX	[**]
220-00-0021	IC CPLD QFP44 7.5NS	ATE	[**]
220-00-0022	IC EPLD 3.3V BGA256 7NS	ATE	[**]
220-00-0023	IC CPLD QFP44 7.5NS	XLX	[**]
225-00-0002	IC EEPLD QFP100 7.5NS PGRMD	SRR	[**]
###-##-####	IC PLD BOXER PRGMD	SRR	[**]
225-00-0007	IC EEPROM TSO48 PRGMD (210-00-	SRR	[**]
225-00-0009	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]
225-00-0010	IC EEPROM TSO48 PRGMD (210-00-	SRR	[**]
225-00-0011	IC EEPROM 512K SO20 PGRMD	SRR	[**]
225-00-0012	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]
225-00-0013	IC EEPROM 512K SO20 PGRMD	SRR	[**]
225-00-0014	IC EEPROM 32KX8 SO8 PGRMD	SRR	[**]
225-00-0015	IC EEPROM 512K SO020 PGRMD	SRR	[**]
225-00-0016	IC PRGMD	SRR	[**]
225-00-0017	IC DRAM MOD 64MX72 DDR DIM184	SRR	[**]
225-00-0018	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]
225-00-0019	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]
225-00-0020	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]

Starent Part	Description	MFG ID	Verizon Component Price

225-00-0021	IC EEPROM 4KX8 SOS PGRMD	SRR	[**]
225-00-0022	IC EEPLD QFP100 7.5NS PGRMD	SRR	[**]
225-00-0023	IC EPLD 7NS QFP44 PGRMD	SRR	[**]
225-00-0024	IC EEPROM 512K SO20 PGRMD	SRR	[**]
225-00-0025	IC EEPROM 4MX16 TSSO48 PGRMD	SRR	[**]
225-00-0027	IC EEPROM 4KX8 508 PGRMD	SRR	[**]
225-00-0028	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]
225-00-0029	IC EEPLD QFP144 7.5NS PGRMD	SRR	[**]
225-00-0030	IC EEPLD QFP100 7.5NS PGRMD	SRR	[**]
225-00-0031	IC EPLD 7NS QFP44 PGRMD	SRR	[**]
225-00-0032	IC EEPROM 1MX16 TSO48 PGRMD	SRR	[**]
225-00-0033	IC EEPROM 4MX16 TSSO48 PGRMD	SRR	[**]
225-00-0049	IC EEPROM 1MX16 TSO4S PGRMD	SRR	[**]
225-00-0050	IC EEPROM IMX16 TSO48 PGRMD	SRR	[**]
225-00-0051	IC FLMEM TSSO48 PRGMD	SRR	[**]
225-00-0054	IC CPLD QFP100 PRGMD	SRR	[**]
230-00-0002	IC NETWORK PRCSR QFP144	HIFN	[**]
230-00-0004	IC NETWORK PRCSR BGA673	VSI	[**]
230-00-0005	IC NETWORK PRCSR BGA673	VSI	[**]
230-00-0010	IC	CECO	[**]
230-00-0014	IC 1.2VCORE DUAL PROCSYS BGA68	BRR	[**]
230-00-0016	IC DSP 32-BIT 600MHZ BGA532	TI	[**]
240-00-0001	IC XCVR BGA208	VSI	[**]
240-00-0002	IC PRPHL CNTRLR BGA208	TI	[**]
240-00-0003	IC SWITCH ON A CHIP BGA400	BRR	[**]
240-00-0004	IC XCVR ENET BGA117	MVSE	[**]
240-00-0007	IC FABRIC BGA440	VSI	[**]
240-00-0009	IC FABRIC SWITCH BGA304	VSI	[**]
240-00-0014	IC XCVR 2.5V BGA256	VSI	[**]
240-00-0018	IC PHY 10/100 QFP208	BRR	[**]
240-00-0019	IC CNTRLR ETH BGA352	INT	[**]
240-00-0020	IC XCVR BGA117	MVSE	[**]
240-00-0022	IC FRAMER T1/El QFP80	PMC	[**]
240-00-0023	IC ETN MAC MULTI-PKT BGA304	INT	[**]
240-00-0024	IC XPOINT SWTCH BGAl296	VELO	[**]
240-00-0025	IC 120MHZ TBGA576	HIFN	[**]
240-00-0026	IC FABRIC SWITCH BGA466	ZRL	[**]
###-##-####	IC COMM CNTRLR BGA208	MSPD	[**]
240-00-0029	IC FRAMER/MUX BGA324	PMC	[**]
240-00-0031	IC SYNCHRNZR T1/El/OC3 SSO48	ZRL	[**]
240-00-0032	IC XCVR PCM QFP52	EXR	[**]
240-00-0033	IC COMM CNTRLR BGA208	MSPD	[**]
240-00-0035	IC SONET/ATM CLOCK SYN BGA208	AGER	[**]
240-00-0036	IC SONET/SDH 155/622 MB/S INTF	AGER	[**]

Starent Part	Description	MFG ID	Verizon Component Price

240-00-0037	IC ACCESS PACKET PRCSR	WINT	[**]
240-00-0039	IC PRPHL CNTRLR BGA209	TI	[**]
240-00-0041	IC	AGER	[**]
240-00-0042	IC SONET/SDH 155/622MB/S INTFC	AGER	[**]
240-00-0043	IC 120MHZ TBGA576	HIFN	[**]
240-00-0044	IC GBPS XPOINT SW BGA1156	MSPD	[**]
250-00-0001	SWITCH LVLR SPOT 5020	CEP	[**]
250-00-0002	IC SW ANALOG SOT23-5	MAX	[**]
250-00-0004	POWER CAP 3V W/XTAL	DLL	[**]
250-00-0005	IC D/C CONV TSSO20	TI	[**]
250-00-0006	D/C CONV 3.3VIN 1.8VOUT 5A SMT	TYP	[**]
250-00-0007	SWITCH PBTN SPST RA	CKC	[**]
250-00-0008	IC OP AMP SO8	LRT	[**]
250-00-0011	D/C CONV 3.3VIN 1.5VOUT	TYD	[**]
###-##-####	D/C CONV 3.3VIN 2.5VOUT	TYP	[**]
250-00-0018	IC CLK RATE ADPTR SO16	DLL	[**]
250-00-0020	IC SWITCH SPST SOT23-5	MAX	[**]
250-00-0021	IC D/C CONV 5V 4A SSO16	MAX	[**]
250-00-0022	IC SPVSR 2.5V SOT23-5	TI	[**]
250-00-0023	IC SPVSR 3.3V SOT23-5	TI	[**]
250-00-0024	IC SW HIGH-SIDE SO8	MCL	[**]
250-00-0025	D/C CONV 3.3VIN 1.5VOUT	TYP	[**]
250-00-0026	IC VREG 2.5V TSSO8	NSC	[**]
250-00-0027	IC VREG ADJ SOT23-5	MCL	[**]
250-00-0028	IC COMP MSO8	MAX	[**]
250-00-0029	XFRMR 1:1 T3/DS3/E3/STS-1	PUE	[**]
250-00-0030	IC SPVSR 3.3V SOT23-5	TI	[**]
251-00-0004	D/C CONV 48VIN 3.3VOUT 40A	ERI	[**]
251-00-0005	D/C CONV 100W 40A 2.5V	ERI	[**]
251-00-0006	SWITCH PBTN SPST RA	CKC	[**]
251-00-0007	IC VREG ADJ TO220-5	MCL	[**]
251-00-0008	D/C CONV 61N 20A 3.3V TN	PWO	[**]
251-00-0010	SWITCH SNAP LEVEL 50MA 30VDC	CEP	[**]
251-00-0011	D/C CONV 48VIN 1.8VOUT 66W 20	PWO	[**]
251-00-0028	D/C CONV 66W 20A 2.5V	PWO	[**]
251-00-0030	D/C CONV 48VIN 2.5/3.3VOUT	PWO	[**]
251-00-0036	DC PWR MOD 30A SINGLE 1.2V	DID	[**]
260-00-0007	HDW PNUT 4-40 SS	PEM	[**]
260-00-0016	HDW BUSHING BNC 0.687OD	TYD	[**]
260-00-0027	HDW PHLPHMS M2X 8MM	FCI	[**]
240-00-0028	HDW MECH NUT M2 1.6X4.6	FCI	[**]
260-00-0043	HDW WSHR #4 B NARROW	AHD	[**]
260-00-0044	HDW PHLPHMS 4-40X5/16 W/NY PAT	AHD	[**]
260-00-0045	HDW MECH CLIP CF CARD	3M	[**]

Starent Part	Description	MFG ID	Verizon Component Price

###-##-####	HDW PHLFHMS 4-40X3/8 100 DEG W	AHD	[**]
260-00-0083	HDW PHLPHMS M2X6MM	FCI	[**]
260-00-0091	HEATSINK 23X32MM	RDHK	[**]
260-00-0094	HEATSINK 37.5X37.5MM	TYD	[**]
260-00-0095	HEATSINK 35X35MM	TYD	[**]
260-00-0096	HEATSINK 23X23MM	TYD	[**]
260-00-0097	HEATSINK CLIP 31X31MM	TYD	[**]
260-00-0099	HEATSINK 42.5X42.5M	TYD	[**]
260-00-0100	HEATSINK	TYD	[**]
260-00-0103	HDW WSHR 2-56X.047THK	MASO	[**]
260-00-0104	HDW PHLPHMS 4-40X1/4	AHD	[**]
260-00-0107	HDW SPACER 4-40X1/2	MMC	[**]
260-00-0109	HDW WSHR #4	HSY	[**]
260-00-0110	HDW ITLW 1/2-28	TYD	[**]
260-00-0111	HDW JAM NUT	TYD	[**]
260-00-0149	HDW STIFFENER	CPN	[**]
260-00-0151	HDW PHLPHMS M2X12MM	AHD	[**]
260-00-0152	HDW HNUT M2 S	AHD	[**]
260-00-0173	HDW LWSHR M2	HSY	[**]
260-00-0175	HDW STANDOFF 4-40X1/2	RAF	[**]
260-00-0183	HDW STANDOFF 4-40X7/16 1/4HEX	MASO	[**]
260-00-0186	HDW STANDOFF 4-40X7/16	RAF	[**]
260-00-0199	HEATSINK 31X31MM	TYD	[**]
260-00-0200	HEATSINK 35X35MM	TYD	[**]
260-00-0201	HEATSINK 37.5X37.5MM	TYD	[**]
260-00-0202	HEATSINK 21X21MM	TYD	[**]
260-00-0203	HEATSINK 1.51X1.51X.355 INCH	CTP	[**]
260-00-0209	HEATSINK 30MMX30MMX9MM W/T411	AT5	[**]
260-00-0212	HEATSINK 37.5X37.5MM	RDHK	[**]
261-00-0052	SHIELD MISC FIRECAN EMI	TCH	[**]
261-00-0095	FRONT PANEL FE ST 16	EXY	[**]
261-00-0096	FRONT PANEL GE REV B	EXY	[**]
261-00-0097	FRONT PANEL SPIO	EXY	[**]
261-00-0098	FRONT PANEL RCC	EXY	[**]
261-00-0099	FRONT PANEL SPC	EXY	[**]
261-00-0104	FRONT PANEL ASSYSPIO 3 PIN BIT	EXY	[**]
261-00-0109	SHIELD FIRE FE RCC	SIB	[**]
261-00-0110	ASM SHIELD FIRE SPC	SIB	[**]
261-00-0111	ASM SHIELD FIRE PAC	SIB	[**]
261-00-0112	SHIELD FIRE SPIO-El SPIO-T1	SIB	[**]
261-00-0177	FRONT PANEL PAC REV D	EXY	[**]
261-00-0189	FIRE SHIELD/FILM ASSEMBLY TAC	SIB	[**]
261-00-0190	FRONT PANEL TAC	EXY	[**]
261-00-0219	FRONT PANEL ASSEMBLY ATM/POS	EXY	[**]

Starent Part	Description	MFG ID	Verizon Component Price

261-00-0236	HEATSINK 17 FIN 16 CHANNEL W/A	ATP	[**]
261-00-0237	HEATSINK 17FIN 16 CHANNEL ALUM	ATP	[**]
261-00-0238	HEATSINK 20FIN 19 CHAN W/ADH A	ATP	[**]
261-00-0241	FRONT PANEL ASSEMBLY TDM DS3	EXY	[**]
510-00-0017	PCB	STRN	[**]
510-00-0020	PCB	STRN	[**]
510-00-0021	PCB	STRN	[**]
510-00-0022	PCB 3.750X2.250H4-664-03	SIB	[**]
510-00-0024	PCB 6.425X3.500H4-4787-03	STRN	[**]
510-00-0027	PCB 7.535X5.140H4-2883-01	SIB	[**]
###-##-####	PCB 7.535X5.140G5-2911-01	SIB	[**]
###-##-####	PCB 7.535X5.140G4-3172-01	STRN	[**]
###-##-####	PCB 7.535X5.140G5-2684-01	SIB	[**]
###-##-####	PCB 7.535X5.140G4-3097-01	STRN	[**]
###-##-####	PCB 5.000X3.500H5-2901-02	SIB	[**]
###-##-####	PCB 16.000X14.000H4-17780-01	SIB	[**]
###-##-####	PCB 8.000X6.340H5-8630-02	SIB	[**]
###-##-####	PCB 7.535X5.140H4-5489-01	SIB	[**]
###-##-####	PCB 7.535X5.1401-15-3308-01	SIB	[**]
###-##-####	PCB 16.000X14.000H4-24215-01	SIB	[**]
###-##-####	PCB 16.000X14.000H4-16382-01	SIB	[**]
###-##-####	PCB 16.000X14.000H8-244 11-01	SIB	[**]
###-##-####	PCB 16.000X14.000H4-24458-01	SIB	[**]

ATTACHMENT B-4
WORKING HOUR SCHEDULE AND CONTACT INFORMATION

Seller Work Hours are 9:00 am to 5:00 pm (ET)
Steve Williams                 [**] (PT)
Noel Cnarafo                          [**] (ET)

Support Management
Amit Tiwari                                  [**] (CT)

24x7 support line will be available at 978-851-1666

ATTACHMENT B-5
ON-SITE ASSISTANCE RATES

700-00-4001	Installation (per site)	$[**]
700-00-5001	Rack Integration and Testing (per site)	$[**]

Description of Rack Integration and Testing Service:

Seller’s Professional Services team can provide complete cabinet and system integration services at a fraction of the cost of performing this integration work yourself- saving you time and money in coordinating equipment suppliers, subcontractors, and testing resources.

Cabinet integration services are those items related to the physical configuration of systems, including:

•                  Cabinet assembly

•                  Installation of both Seller and non-Seller equipment

•                  Custom equipment cabling and power configuration

•                  Custom packaging and shipping

•                  Additional materials

To minimize on-site installation time, our experienced personnel can mount and cable your-system prior to shipment in our factory. The cabling techniques used ensure well-bundled and organized routing schemes for ease of accessibility and straightforward troubleshooting and test access. This service helps to reduce problems that often occur during new installations, and helps get the equipment up and running without wasting precious time and effort during installation and turn-up.

System integration services are those items related to network and application software configuration task required for systems operations. These include:

•                  Software loading and testing

•                  Custom configuration and testing of both Seller and non-Seller equipment

•                  Comprehensive acceptance test procedures and reporting

System integration services are performed to your exact specifications. Our Professional Services team brings together the resources and expertise needed to stage, assemble, and test individual network elements to form an integrated system.

Whether it is cabinet integration, system integration, or a combination of both, Seller’s Professional Services team provide complete testing and documentation of work performed prior to your system’s arrival.

Each integration project has individual requirements. Seller professionals will work with you to define a mutually agreed upon SOW to ensure clear, effective communication throughout the project and subsequent implementation.

ATTACHMENT B-6
MAINTENANCE

Starent Networks Standard Service Description

This Standard Service Description (referred to herein as the “Service Description”) is an Attachment to Agreement (“Agreement”) and same is incorporated into the Agreement by this reference. All capital terms not defined below have the meaning ascribed thereto in the Agreement. In the event of a conflict between the terms of this Attachment and the Agreement, the terms of this Attachment shall govern. Provided that Verizon Wireless pays the maintenance fee set forth on Exhibit A, the services and parts described herein shall be supplied by Seller at no additional cost to Verizon Wireless.

1                                         Definitions

1.2                                 “Advance Replacement” means a service to ship replacement Service Part in advance of receipt of failed Product-

1.3                                 “Customer” means the final end user, purchaser or licensee which has acquired the Product(s) for its own internal use and not for resale, remarketing, or redistribution.”

1.4                                 “Field Replacement Unit” or “FRU” means any component or sub-assembly of an item or unit of Hardware which can reasonably be replaced at a Customer Location.

1.5                                 “Maintenance Fee” shall mean, for each purchase order accepted by Seller, [**] percent ([**]%) per annum of the price paid by Verizon Wireless for all Hardware and Operating Software purchased by Verizon Wireless. Upon the aggregate purchase of $[**], the total annual maintenance fee will decrease from [**]% to [**]% of the current Verizon Wireless contracted prices for Hardware and Operating Software. Upon the aggregate purchase of $[**], the total annual maintenance fee will decrease from [**]% to [**]% of the current Verizon Wireless contracted prices for Hardware and Operating Software. Starent Networks will not charge maintenance fees for any software-related features or new features custom developed for Verizon Wireless. Starent will, however, maintain the software as if it were a part of the entire annual maintenance agreement.

1.6                                 “Regular Business Hours” means 7:00 AM to 7:00 PM Eastern Standard Time, Monday through Friday excluding Seller observed holidays.

1.7                                 “RMA” means Return Material Authorization.

1.8                                 “Service(s)” means the services provided under this Service Description.

1.9                                 “Service Part” means a component or sub-assembly of a Product and is also referred to as Field Replacement Unit or “FRU”.

1.10                           “Service Request” or “SR” means a request” for support offered under this Service ; Description.

1.13                           “Severity” or “Severity Level” means the criticality designation of a particular problem.

1.1.4                        “Software Update” means a software release that provides patches or other corrections to address known product issues.

1.15.                        “Software Upgrade” means a software release that may contain feature functionality enhancements to features on the configuration originally acquired.

1.16                           “TSC” means Seller’s Technical Support Center.

1.17                           “Software Release” means Software Update and Software Upgrade.

1.1                               TSC Access and Information Services

Verizon Wireless shall be entitled to Technical Support Center or “TSC” support under this • Service Description. The TSC is a telephone and web access handling service staffed by Seller’s product support personnel which provides assistance with diagnosis of defects or failures in the Seller Hardware and Software Products to conform with applicable, published documentation. Currently, Seller’s TSC is located at 30 International Place, Tewksbury, Massachusetts 01876 USA.

Verizon Wireless shall have TSC access seven days per week, twenty-four hours per day, to place telephone calls to report product related questions or problems. Verizon Wireless will also receive one annual subscription for Seller’s technical reference library including CD-Rom and hard copy documentation.

1.2                               TSC Notification and Escalation Procedures

Every Service Request or “SR” opened in the TSC by a Seller support engineer will be assigned an appropriate Severity Level based on a descriptions set forth below and input from Verizon Wireless. Seller’s notification and resource escalation process is triggered based on the assigned Severity Level.

The Severity Level will help classify the impact of the SR on Verizon Wireless’s technical and business situation. It also defines the priority placed on an SR. Severity Level 1 issues are monitored 7x24x365 and must be submitted by direct telephone support to ensure immediate response to the critical issue.

During Regular Business Hours, SRs reported via the Web or Email will be responded to within [**] of receipt of the SR; otherwise, Web and Email issues will be responded to on the next business day.

At any point in time during the problem resolution process, Verizon Wireless may elect to escalate an issue to the Seller management team. Those contacts shall initially be as follows:  Tony Schoener, Vice President of Engineering, tel. [**], mobile [**], at 30 International Place, Tewksbury, MA 01876 and Pierre Kahale Vice President of Worldwide Sales, tel. [**], mobile [**], at 30 International Place, Tewksbury, MA 01876. Seller may amend and update such contacts at its discretion.

The following teams from Verizon Wireless will be prime contacts for Seller relating to this Agreement:  Verizon Wireless NOC, Maintenance Engineering and Network Planning.

1.3                               Severity Definitions

Seller’s TSC personnel will assign appropriate priority to each support request by using one of four defined severity levels, Severity levels denote the status of each support request. Table 1 shows each level and explains the criterion used to assign the proper severity level.

(THIS SECTION INTENTIONALLY LEFT BLANK}

Table 1 Seller Professional Services Technical Support Severity Levels.

1	Highest Priority

Indicates that a problem exists that has caused a network or service outage. This means that each minute this problem exists, it is costing Verizon Wireless money and possibly Verizon Wireless customers. This level requires immediate escalation to Support Level 2 (system engineering) upon collecting all necessary tracking and problem identification information from the caller.

2	High Priority

Indicates that a problem exists that is causing a function to not perform, or that your network is operating in a degraded state. This level requires escalation to a Support Level 2 Systems Engineer (SE) within [**] hours.

3	Medium Priority

Indicates that a service-affecting problem of lesser severity exists. These problems are normally associated with configuration issues that should be handled by Support Level 1 field support engineer (FSE). If no resolution or work-around can be found within [**] hours, then it will require escalation to a Support Level 2 SE. Other Priority 3 examples are requests by Verizon Wireless that will make our products and company easier to work with.

4	Low Priority

Indicates that a non service-affecting issue has been identified. Examples of Priority 4 issues are non-service affecting documentation-related issues or other non-technical Items that are raised by Verizon Wireless. Support Level 1 FSEs should resolve these issues within a [**] timeframe.

Other Priority 4 examples would include “nice to have” feature requests or problems that make Verizon Wireless’ experience with Seller’s products and company more difficult than Seller would like.

1.4                               Resolution/Escalation Path

Verizon Wireless will prioritize issues using defined severity levels as outlined in Table 1. Seller’s escalation path ensures that a Verizon Wireless issue is resolved in the timeliest manner possible. Starting from the time the initial call is received from Verizon Wireless; pre-defined escalation triggers automatically move the issue to the next highest level. The defined escalation levels are:

•                  Level 1: Field Support Engineer (FSE)

With approved access to the affected network element, the FSE can quickly assist Verizon Wireless in locating the problem and resolving the issue.

•                                          Level 2: Sustaining Engineer (SE)

SE’s work directly with Seller’s developers and FSEs to quickly effect needed software or hardware changes.

•                                          Level 3: Management Resolution Team

Should an issue prove un-resolvable across the previous levels, Seller’s management resolution team will meet to review the issue, speak with Verizon Wireless representatives about the problem, and jointly define a plan to resolve the issue in the fastest way possible

1.5                               Escalation Time Guidelines

Seller has defined the following guidelines for escalating Verizon Wireless support issues. These guidelines are based on assigned priority levels and provide the time limitations for responding to Verizon Wireless SRs. Escalation “times are defined by priority level. Table 2 provides support escalation guidelines and key triggers. Escalation triggers are defined as the elapsed time counters that cause an SR to be escalated along a pre-defined path to ensure the quickest possible resolution.

Table 2. Escalation Guidelines

	Priority 1	Priority 2	Priority 3	Priority 4
L1 FSE		v	v	V ([**] days)
L2 SE	v	[**] Hours	[**] Hours
L3 ERT	[**] Hours*	[**] Hours	[**] Hours

*From the time of reporting, Seller Level 3 support engineer will continuously work with Verizon Wireless to provide a work-around or resolution to a Priority 1 item within [**] hours.

v = Initial Assignment

1.6                               Performance Compensation Credits

If a Priority 1 or Priority 2 problem occurs, that Verizon Wireless has reported to Seller in accordance with the provisions within this Attachment B-6, Seller will provide a preliminary outage report within [**] hours after the reporting of the problem. Seller will provide said preliminary report to the individual who opened the trouble ticket.

Within [**] days of the Priority 1 or Priority 2 problem referenced above, Seller will provide Verizon Wireless with an outage report. Said outage report will detail the actual problem that occurred, the duration of the outage, the network or systems that were affected and all details associated with the root cause of the outage as it relates to (a) Seller’s Products and Services and (b) Verizon Wireless information which is readily available to Seller. Seller will provide this outage report to the individual who opened the trouble ticket.

Within-[**] days of Verizon Wireless’ receipt of the outage report the parties will have a discussion about said outage report and Verizon Wireless will provide any applicable additional information to said report. Based on Verizon Wireless current operations, the parties will reasonably agree upon a final determination of the root cause of the outage, including the cause for the length of the outage (if different from the root cause of the outage) within [**] business days of said discussion in writing (“Final Outage Report”).

If it is determined that the root cause of the Priority 1 or Priority 2 problem was due solely to Seller (Product or recommendation of Seller personnel) then Verizon Wireless will be entitled to seek the following Performance Compensation Credits, subject to the limitations set forth in this Section.

Level of Priority	Outage Duration	Compensation per Hour

1	Greater than [**] minutes	For each hour after the [**] minute grace period: $[**] dollars) per hour prorated for each portion thereof
2	Greater than [**] hours	For each hour after the [**] hour grace period: $[**] per hour.

Performance Compensation Credits, shall be payable by Seller to Verizon Wireless in the form of credits, which may be applied, toward Verizon Wireless’ future invoices of Seller’s Services or if no monies are due from Verizon Wireless, shall be in the form of cash in an amount equal to the applicable Performance Compensation Credits.

Credits will be made available within [**] days of a qualifying priority problem. In the event of termination of the Agreement, Verizon Wireless will receive any credit due in the form of an adjustment to Verizon Wireless’ final invoice, or if no monies axe due from Verizon Wireless to Seller, then as a refund to be payable within [**] days after termination.

Cumulative Credits

Credits shall be cumulative; provided that in no event shall such total quarterly credit exceed 100% of any quarter’s Maintenance Fee otherwise due.

1.7                               Support Resolution Process Flow

Seller will use the following support resolution process flow in managing every SR.

2                                         Support

2.1                               Software Support

Under this Service Description, Verizon Wireless, at no additional cost, shall be entitled to receive Software Releases for the Software that Verizon Wireless has been validly licensed. The Software Releases may include enhancements and improvements to Seller’s Software, as they are made generally available for release at no additional charge by Seller, for products covered under the terms of this Service Description.

If Seller diagnoses that a reported problem is due to nonconformance to the Specifications of a supported Software version, then Seller will provide any Software Update for the reported nonconformance available at the time the problem is reported. If there is no such available Software Update, Seller will use reasonable commercial efforts to remedy such nonconformance, which may include a workaround or other temporary fix to the Software. If the Software is not a currently supported version, and the nonconformance has been corrected in a supported version, Verizon Wireless will be advised to upgrade in order to obtain assistance. Seller will support only the most current version of the Software and the two prior Software Releases at any given time.

2.2                               Hardware Support

Seller will repair the defective product or part, deliver to Verizon Wireless an equivalent product or part to replace the defective item at no cost to Verizon Wireless. All replaced products will become the property of Seller. Replacement products may be new or reconditioned. Seller warrants any replaced or repaired product or part for [**] days from shipment, or the remainder of the initial warranty period, whichever is longer.

Verizon Wireless must contact Seller within the applicable warranty period to obtain warranty service authorization. Dated proof of purchase from Seller or its authorized reseller may be required to obtain warranty service. Products returned to Seller must be pre-authorized by Seller with a Return Material Authorization (RMA) number clearly marked on the outside of the package. The properly marked package must be packaged appropriately to ensure safe shipment, and sent prepaid to Seller at the address found at the end of this warranty. It is recommended that the package be insured or sent by a method that provides for tracking of the package. Responsibility for loss or damage does not transfer to Seller until Seller receives the returned item. The repaired or replaced item will be shipped to Verizon Wireless, at Seller’s expense, not later than [**] days after Seller receives the defective product.

Seller will provide Advance Replacement Parts (ARP) for components that fail on arrival or in service during the warranty period. For both DOA and hardware failures in service Seller will provide a pre-authorized Return Material Authorization (RMA) number to the Verizon Wireless which will be used to ship a replacement part to the Verizon Wireless site. Verizon Wireless will need to ship the failed component back to Seller based on the same RMA ticket number. The Advance Replacement Parts service will be available to Verizon Wireless 24X7. Seller will provide a 24-hour turn around delivery, if requested by Verizon Wireless, for any Advance Replacement Part (ARP).

2.3                               Support Manager

Seller shall supply a Support Manager to Verizon Wireless at no additional cost to Verizon Wifeless with the purchase of the maintenance agreement set forth in this Attachment B-6. Seller will provide a dedicated Support Manager to work one-on-one with Verizon Wireless Maintenance Engineering to facilitate the timely resolution of support issues, coordination of the services delivery, control of the service quality and overall Verizon Wireless satisfaction with the services delivered as part of the support agreement. The Support Manager Manager’s duties will include, but are not limited to, the following:

•                                          Acts as focal point of contact for Verizon Wireless Maintenance Engineering within the Vendor’s Support Organization.

•                                          Actively manages the quality of the support services delivered to Verizon Wireless as part of the support program.

•                                          Stays on top of the cases reported by Verizon Wireless, maintaining a list of issues that provide an accurate profile of Verizon Wireless support situation.

•                                          Communicates service metrics and discusses service results with Verizon Wireless.

•                                          Acts as a coordinator between Verizon Wireless and Vendor to plan and direct the activities associated with the services delivered as part of the support program.

•                                          Organizes, conducts, and manages the support agreement issues.

3                                         Responsibilities of Verizon Wireless

3.1                               Product Access and Accessibility

The requirements of this Attachment B-6, Section 3.1 are all subject to the restrictions set forth in Section 30 of the Agreement. Verizon Wireless shall provide Seller all necessary authorizations for remote access by Seller to the Verizon Wireless network to provide the-Services required by this Agreement- Verizon Wireless is required to provide modem or in band access as requested by Seller. Access shall include all information required to provide the Services required by this Agreement, gathered by Verizon Wireless including but not limited to logs, traces, topology, information and statistics. Verizon Wireless agrees to provide the service technician with immediate access to the products to be maintained.

3.2                               Product Eligibility

To be eligible for maintenance service under this Service Description, Hardware must be in good operating condition at recommended revision levels specified by Seller and Software must be at the recommended release level, which includes two previous software releases. To be eligible for maintenance service each year, Verizon Wireless must pay the Maintenance Fee for all Products ordered from Seller.

3.3                               Replacement Parts and Service Tools

All failed parts replaced during service coverage become the property of Seller on an exchange basis, whether replaced on a per call request, or during maintenance service coverage periods, provided, however, replacement parts provided by Verizon Wireless may not be refurbished or contain refurbished components. Diagnostics, documentation, spare parts, tools, test equipment and other material used in the performance of services may be furnished by Seller, or already included with Seller’s Products, or otherwise available at Verizon Wireless’ facility. Except as provided in Exhibit B Sections 5 and 8, Seller grants no title or license to such material and it remains the exclusive property of Seller. Verizon Wireless agrees to allow Seller immediate access to and recovery of all such material at Seller request provided Seller adheres to Verizon Wireless’ site security requirements. Provided, however, Verizon Wireless is entitled to keep copies of such materials as necessary to allow Verizon Wireless to obtain maintenance and repair of the Product as set forth in Exhibit B.

3.4                               Shipment/Return of Defective Parts and Product

Seller will ship Software Releases, and replacement or repaired parts for Products using Seller’s selected carrier. Verizon Wireless agrees to promptly return defective or non-conforming Products replaced by Seller. Verizon Wireless agrees to first obtain from Seller the appropriate RMA number and return the replaced items within [**] days after receiving the RMA number or be invoiced for the part at its then-current list price.

3.5                               Travel

If Seller is unable to complete its diagnosis telephonically, Seller, will, if requested by Verizon Wireless, dispatch a service technician to the Verizon Wireless’ site in order to facilitate Seller’s diagnosis. There shall be no additional charge to Verizon Wireless for such dispatch.

3.6                               Services Not Offered

This Attachment B-6 does not cover the following services, but this attachment is not intended to exclude such services to the extent provided elsewhere in this Agreement.

Any customization of, or labor to install Software.

Furnishing of supplies, accessories, or the replacement of expendable parts (e.g., cables, blower assemblies, power cords, air filters, and rack mounting kits).

Electrical or site work external to the Product.

Services to resolve software or hardware problems resulting from Verizon Wireless or third party products.

Additional services are provided at Seller’s then-current time and material rates.

ATTACHMENT B-7
TRAINING TERMS AND STANDARDS

1.                                       Seller shall provide qualified instructors and the necessary instruction material, as mutually agreed upon, to train Verizon Wireless’ personnel in the installation, system administration, operation, and maintenance of Product furnished in a cost effective manner.

2.                                       Seller shall also establish and/or maintain curricula to include, but not be limited to, the following:

a.                                       Product overview and introduction (e.g., features, functions, benefits, nomenclature, architecture);

b.                                      Engineering, installation and maintenance;

c.                                       Basic operation and administration;

d.                                      Sizing, configuration and Product ordering;

e.                                       Planning and budgetary guidelines; and

f.                                         Other subjects mutually agreed by Seller and Verizon Wireless.

3.                                       Seller shall change, modify, update and/or add training programs as new Product features/releases are made available.

4.                                       Seller shall maintain a technical training facility and provide Verizon Wireless a course listing of all training courses available to Verizon Wireless, notify Verizon Wireless of any curriculum changes and identify those courses that are critical in the support of the Product. Training shall be offered on a regular basis and Seller shall attempt to meet any reasonable request for additional or unscheduled training required by Verizon Wireless. Additional courses may be scheduled with sixty (60) days prior written notice.

5.                                       Seller shall offer to Verizon Wireless training classes described in Attachment B-7 (b) at no additional cost as set forth on Attachment B-7 (a). Verizon Wireless shall bear the cost of transportation, meals, lodging or any other incidental expenses of Verizon Wireless personnel to, from and during training. All charges for training, over and above that offered at no charge, shall be as shown in Attachment B-7 (a). Prices shall not be changed by Seller without written notice to Verizon Wireless [**] days in advance of such change, and must be mutually agreed upon by both parties.

6. Seller agrees to extend an additional [**]% discount on Seller’s Product purchased by Verizon Wireless for the sole purpose of training Verizon Wireless employees on the use of the Product.

6.                                       Seller shall, at no charge to Verizon Wireless, provide copies of all training materials to the Verizon Wireless’ teaming department for review of quality and applicability to Verizon Wifeless’ training requirements. Seller shall provide a plan for the correction of deficiencies identified in such review. Verizon Wireless reserves the right to copy said materials for its own use solely for training purposes.

7.                                       If requested by Verizon Wireless, Seller shall, at the prices set forth below, conduct “Train the Trainer” classes on sales, installation, maintenance, and engineering of Seller’s Product for Verizon Wireless instructors, at a mutually agreed upon location.

8.                                       The “Train the Trainer” course will be at a fee of $[**] if held at Seller’s offices and $[**] plus travel and living expenses if held at any other location in the continental U.S. Such courses shall be for no more than [**] individuals and shall last no more than [**] days. In connection with such training, Seller shall provide, upon Verizon Wireless request, at no additional cost, one printed copy of any sales, installation, maintenance, and engineering courseware required for Verizon Wireless’ instructors who attend such Seller training to train others on the use of Seller’s Product. The courseware shall contain an instructor guide, student materials and any additional aides required to present the course. Seller shall provide Verizon Wireless with reproduction rights for these materials. These materials shall not be distributed to any non-Verizon Wireless organization.

9.                                       Verizon Wireless may audit Seller conducted training to ascertain if the materials are presented in a quality manner. The costs of such audits shall be at no charge. Any recommendations offered by Verizon Wireless shall be incorporated for future training classes if such recommendations are generally applicable to Seller’s Products.

10.                                 Seller certified Verizon Wireless instructors shall be afforded the same consideration as Seller’s instructors in regard to course modifications and updates. Seller shall assure that Verizon Wireless’ instructors have the same updated material as Seller’s instructors.

11.                                 Seller shall provide Verizon Wireless’ instructors, at no cost, technical/operational support in the form of reasonable telephone consulting assistance relating to the content of courseware.

12.                                 Seller shall provide, at the actual cost of reproduction, copies of all training materials required to support Verizon Wireless’ embedded base of Product that Seller may have declared as discontinued or obsolete.

ATTACHMENT B-7 (a)
TRAINING PRICES

Seller shall provide to Verizon Wireless one (1) training credit at no cost to be used as Verizon Wireless chooses for every $[**] in orders placed with Seller. One training credit shall purchase class time for up to [**] students of no less than [**] day and no greater than [**] days in duration with the exception that Class #1 Area Planners/NOC Level Training class will run for approximately [**] days and will use only one training credit. Seller shall provide additional training classes as requested by Verizon Wireless at the charges set forth below:

$[**] for on-site training for up to [**] students

Attendee Rescheduling

There is no rescheduling fee if rescheduling notification is provided and received in writing [**] or more calendar days in advance of the scheduled class start date.

Verizon Wireless agrees to pay a $[**] rescheduling fee if rescheduling notification is received by Seller in writing between [**] and [**] calendar days in advance of the class start date.

If a rescheduling request is made less than [**] calendar days before the scheduled start date, Verizon Wireless agrees to pay a rescheduling fee of $[**].

ATTACHMENT B-7 (b)
TRAINING CLASSES

Training classes include, but are not limited to, the following selection:

1)                                      Introduction to the ST16 Intelligent Mobile Gateway

Course number: 900-00-1001

2)                                      ST16 Intelligent Mobile Gateway - System Installation

Course number: 900-00-1002

3)                                      ST16 Web Element Manager

Course number: 900-00-1004

4)                                      ST 16 Intelligent Mobile Gateway - Administration & Configuration

Course number: 900-00-1003

ATTACHMENT B-8
CUSTOM DEVELOPMENT PRICES

Custom Feature Development
Annual Support Packages
Verizon Wireless

Package #1 (Base Package)
Number of Man Weeks:  [**]
Cost per Man Week:  $[**]
Cost per Man Day:  $[**]
Total Cost of Package:  $[**]

Package #2
Number of Man Weeks:  [**]
Cost per Man Week:  $[**]
Cost per Man Day: $  [**]
Total Cost of Package:  $[**]
Savings from Base Package:  $[**] / day, $[**] /week

Package #3
Number of Man Weeks:  [**]
Cost per Man Week:  $[**]
Cost per Man Day:  $[**]
Total Cost of Package:  $[**]
Savings from Base Package:  $[**] / day, $[**] /week

Notes:
1. Each package would require the full pre-order of the Man Weeks listed. Starent will bill Verizon Wireless per-project for the amount of the weeks used after completion of that project.

2. The price includes all custom development, design, production, and testing necessary to deliver a production grade of software. Starent agrees to perform Interoperability Testing as requested, however, the quote does not include any Interoperability Testing, which will be quoted separately on a case-by-case basis.

3. Starent Networks and Verizon Wireless will complete a Custom-Feature Statement of Work which will detail all necessary functionality of the feature and a time quote. Once the Statement of Work has been agreed-upon and signed off by both parties, work will commence at the negotiated start time. Any functionality that Verizon Wireless would like to add to the feature after the SOW has been agreed to may require an additional quote.

4. Any unused hours in the package will be credited for either custom development work in subsequent years OR as a dollar credit toward any Starent commercial feature in subsequent years.

5. Starent Networks will not charge maintenance fees for any software-related features or new features developed for Verizon Wireless. Starent will, however, maintain the software as if it were a part of the entire annual maintenance agreement.

EXHIBIT C
DELIVERY INSTRUCTIONS

In the absence of requested shipment instructions set forth on any Verizon Wireless’ Order, Seller will make delivery of Product to the location(s) designated on the Order no later than [**] weeks after receipt of the Order.

EXHIBIT D
NEW JERSEY SALES TAX EXEMPTION

This Agreement is being entered into by the Cellco Partnership d/b/a Verizon Wireless on behalf of the New Jersey Economic Authority (the “Authority”) in connection with a certain project of the Authority for the benefit of Verizon Wireless consisting of the acquisition, renovation, improvement, installation and equipping of certain facilities located within the State of New Jersey, and in the acquisition, leasing, subleasing, licensing, sublicensing, equipping, furnishing, installation, maintenance, repair and replacement from time to time of furniture, machinery, equipment and certain other tangible personal property to be installed and located at the project premises, all for principal use in connection with the business of Verizon Wireless and its affiliates. The renovation, capital improvements, materials, machinery, equipment, furniture, furnishings and other tangible personal property to be used in the Project, that is subject to New Jersey sales tax and that is the subject of this Agreement, invoice, bill or purchase order shall upon payment therefore and delivery thereof, become the property of the Authority and is intended to be exempt from the sales tax levied by the State of New Jersey.

EXHIBIT E

[INTENTIONALLY OMITTED]

EXHIBIT F

Primary Seller Compliance with
Minority-, Women-, Disabled Veteran- and Vietnam-Era Veteran-Owned Business
Enterprises (M/W/DV BE) Utilization

Seller agrees to provide opportunities for Certified Suppliers identified as Minority-, Woman-, Service Disabled and Vietnam-Era Veteran- Owned Business Enterprises (hereinafter M/W/DV BE”) in accordance, at a minimum, with the terms and conditions of this Exhibit. In the event that change in ownership results in a change of Seller’s status as a certified Minority-, Women-, Disabled Veteran- and Vietnam-Era Veteran-Owned Business Enterprise (“M/W/DV BE”), Seller shall further notify Verizon Wireless’ Supplier Diversity Director by e-mail at supplierdiversity@VerizonWireless.com within thirty (30) days of such change.

A.                                   Definitions.

“Certified” means currently certified as MWDVBE by an authorized certifying body, such as the Small Business Administration (SBA), the California Public Utility Commission Clearinghouse, National Minority Supplier Development Council or its affiliated regional councils, Women Business Enterprises National Councils (WBENC), or other similar local, state, or federal certifying body, among others.

“Minority-owned business enterprises” are defined as business concerns which are at least 51 percent owned and control is held by individuals who are members of a minority group, and of which at least 51 percent of the net profits accrue to member of a minority group. Such persons include, African American, Hispanic, Asian-Pacific Islander, Asian-Indian and Native American origins.

“Women-owned business enterprises” are defined as business concerns which are at least 51 percent owned by one or more women; or, in (he case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

“Service-disabled veteran-owned business enterprises” — (1) means a business concern — (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and (ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran. (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101 (16).

“Vietnam-Era Veteran” is defined as a veteran of the U.S. military, ground, naval, or air service, any part of whose service was during the period August 5, 1964 through May 7, 1975, who (1) served on active duty for a period of more than 180 days and was discharged or released with other than a dishonorable discharge, or (2) was discharged or released from active duty because of a service-connected disability. “Vietnam-Era Veteran” also includes any veteran of the U.S.

military, ground, naval, or air service who served in the Republic of Vietnam between February 28, 1961 and May 7, 1975.

“Owned” is defined as at least 51 percent of the business or, in the case of a publicly owned business, at least 51 percent of the stock owned either by a minority or women. Transfer of ownership or purchase of an existing business by a minority (or non-minority women) from a non-minority (or non-minority male), that remains actively involved in the operation of the business, does not qualify as a minority-owned or women-owned business.

B.                                     Diversified Supplier Utilization Plan.

Setter must submit an approved Diversified Supplier Utilization Plan (“Plan”) to Verizon Wireless’ Supplier Diversity Director at supplierdiversity@verizonwireless.com within 60 days after execution of this Agreement.

The Plan must include a statement that Seller will achieve M/W/DV BE Percent Commitments specified in this Exhibit, and a commitment to report results in accordance with the terms set forth herein.

The list of M/W/DV BE(s) by the Seller in its Plan shall constitute:

A representation by Seller to Verizon Wireless in regard to the M/W/DV BE(s) that:  (a) it intends to use the firm for the work specified in the Plan; (b) on the basis of information known to it and after reasonable inquiry, it believes such M/W/DV BE(s) to be technically and financially qualified to perform the work specified, and that the firm is available to perform the work; and (c) the M/W/DV BE(s) identified is currently certified as M/W/DV BE by an authorized certifying body.

A commitment that Seller will enter into a contract with each such M/W/DV BE (or approved substitutes) in accordance with its Plan.

A commitment by Seller that it will not substitute a M/W/DV BE listed in its Plan without notifying Verizon Wireless.

Unless Seller has a reasonable belief that use of a designated M/W/DV BE will potentially cause personal injury or damage to property, or that such M/W/DV BE has engaged in illegal or unethical behavior, no substitutions) of M/W/DV BE (s) designated on Supplier’s Plan Form may be made without notifying Verizon Wireless in writing, citing the specific reason(s) for substitution.-

C.                                     Contract Specific Reporting.

Seller shall report quarterly M/W/DV BE expenditures specific to Verizon Wireless contracts by using the “Supplier Diversity Tier 2/Subcontracting Summary Expenditures Report” found on Verizon Wireless’ website at http://www.verizonwireless.com/supplierdiversity. Such reports shall be submitted, via e-mail to Verizon Wireless at supplierdiversity@verizonwireless.com on a quarterly basis, within thirty (30) business days following the end of each quarter. This document is intended to provide a reporting mechanism to monitor Seller’s progress in achieving its M/W/DV BE Commitments as set forth in this Exhibit. Seller will also provide:

(1)                                  A list of the name(s) and address(s) of any M/W/DV BE(s) the Seller has identified to use in support of this Agreement,

(2)                                  A description of the products/services or scope of work to be performed by M/W/DV BE(s) and,

(3)                                  The percentage or volume of contract work to be performed by each such firm.

D.                                    Supplier M/W/DV BE Percent Commitment.

Seller shall engage the services of certified M/W/DV BE(s) for an amount equivalent to at least [**] percent ([**]%) of dollars spent under this Agreement (“M/W/DV BE Percent Commitment”). Seller agrees to provide for a [**] percent ([**]%) continuous year over year improvement up to [**] percent ([**]%) in M/W/DVBE utilization over the Term of the Agreement

E.                                      Seller Compliance: Standards and Remedies.

Compliance Standards. Verizon Wireless has the right to determine compliance by Seller with the Plan and the M/V/DV BE Percent Commitments (hereinafter collectively the “M/W/DV BE Commitments”) established in this Section. Verizon Wireless may determine that Seller is achieving its M/W/DV BE Commitments as set forth in this Section by examining reports received from Seller, performing on-site inspections, conducting progress meetings regarding work required by the Agreement, contacting involved M/V/DV BE(s), or through other Verizon Wireless actions taken in the ordinary course of administering the Agreement.

Updates. An annual update of Seller’s Plan will be required to ensure compliance with this Agreement’s provision for continuous year over year improvement.

Commercially Reasonable Efforts. If the M/W/DV BE Percent Commitments of Seller are not achieved for any two consecutive reporting periods or such longer period as Verizon Wireless deems appropriate or justified, Seller must demonstrate that commercially reasonable efforts were utilized to accomplish the M/W/DV BE Percent Commitments by providing documentary evidence to Verizon Wireless. Such documentary evidence shall include but not be limited to:  advertisement in general circulation media, trade publications and small-business media soliciting the performance of services of certified M/W/DV BE businesses related to the field of business regarding the products and services which are subject matter of this Agreement, written notification to certified M/W/DV BE businesses requesting proposals specific to the products provided for and/or services performed under this Agreement, and written acknowledgment/that M/W/DV BE businesses’ interest in providing such products or performing such services is under consideration.

Commitments Not Achieved. In the event that Seller’s M/W/DV BE Commitments hereunder are not achieved and Seller can not demonstrate to the reasonable satisfaction of Verizon Wireless that commercially reasonable efforts were made to accomplish such M/W/DV BE

Commitments, as indicated in IV above, such failure shall constitute an occasion of default and Verizon Wireless reserves the right and shall have the option to invoke the default and termination provisions of this Agreement. Verizon Wireless in addition to Article(s) of this Agreement pertaining to default and termination shall have all other rights and remedies available at law and in equity and under this Agreement. Verizon Wireless may also require that Seller, upon request, submit additional documentation and information concerning Seller’s performance in achieving its M/W/DV BE Commitments and compliance with its Plan. Cure Period for Commitments Not Achieved. Should Seller continue to fail to achieve the M/W/DV BE Commitments of this Agreement or any amendments thereto after having been given notice of such failure to meet its M/W/DV BE Commitments, and failing to cure such Commitments within ninety (90) days of receiving such notice by achieving its requirements, Verizon Wireless reserves the right and shall have the option to declare Seller to be in default and no further cure shall be permitted.

Seller Report Card. In addition, Seller’s ability to achieve its M/W/DV BE Commitments shall reflect upon and shall contribute to Seller’s overall grade on the Seller Report Card or other performance measurement(s).

Agreement Number 710-302031-2005

(GPA # 750-66685-2003)

Addendum No. 1 to

General Purchase Agreement

Between

Cellco Partnership d/b/a Verizon Wireless

And

Starent Networks Corporation

ADDENDUM NO. 1

TO

GENERAL PURCHASE AGREEMENT

1.                                      PARTIES AND RECITALS

This Addendum No. 1 (“Addendum”) to the General Purchase Agreement dated December 2, 2003, #750-66685-2003 (together with all attachments hereto, the “Agreement”), is made between Starent Networks Corporation, a Delaware corporation, with offices at 30 International Place, Tewksbury, Massachusetts 01876 (“Starent”), and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, with offices at 180 Washington Valley Road, Bedminster, New Jersey 07921 on behalf of itself and for the benefit of its Affiliates (together with its Affiliates, “Verizon Wireless”). The purpose of this Addendum is to add the Statement of Work described below to the scope of the Agreement and to delineate the rights and obligations of the Parties respecting certain Verizon Wireless intellectual property described below.

2.                                      TERM

This Addendum shall become effective when signed by authorized representatives of both parties (the “Effective Date”), and shall continue in effect for the same Term as the Agreement; provided, however, the perpetual licenses granted hereunder shall survive such termination, subject to Verizon Wireless’s right to terminate said licenses pursuant to Section 9 below.

3.                                      DEFINITIONS

Capitalized terms used but not defined herein shall have the same meanings as they are defined in the Agreement.

4.                                      SCOPE

4.1                                 In addition to the Products and Services described in the Agreement, Starent will provide the services and deliverables described in the Statement of Work for the Prepaid Packet Data Solution, attached hereto as Exhibit A and made a part hereof (the “SOW”), which include Prepaid functionality based on TIA-835-C standards and Verizon Wireless specific extensions and attributes. Such services and deliverables shall be subject to the terms and conditions set forth in this Addendum.

4.2                                 Except as set forth herein, all terms of the Agreement shall remain in full force and effect and shall apply as appropriate to the services and deliverables described in the SOW. To the extent there is any conflict or inconsistency between the Agreement and this Addendum, this Addendum shall take precedence.

1

5.                                      PPD EXTENSIONS

5.1                                 Except for features standardized in TIA-835-C or any other standard defined by official Standards Development Organizations (SDOs) (for example TIA, IETF, IEEE, ITU), Verizon Wireless shall own all right, title and interest in and to the Verizon Wireless-specific Prepaid Packet Data extensions, including all intellectual property rights therein, conceived, created or developed by Verizon Wireless prior to or in connection with this SOW, and specifically described in the following sentence below (the “PPD Extensions”). Verizon Wireless and Starent hereby acknowledge and agree that, for purposes of this Addendum, the PPD Extensions are comprised only of the following:  (a) a proprietary extension that describes a method to determine the chargeable duration of MIP sessions at the HA under various session termination scenarios, as such extension expressly defined in Section 4.4.3, Requirement No. 14 of the attached SOW (“G17 Extension”), and (b) the elements of the SOW that have been double underlined. PPD Extensions shall not include any other elements to be delivered by Starent under the SOW (such as, without limitation, features standardized in TIA-835-C or any other standard defined by official SDOs).

5.2                                 Excepting the G17 Extension (the license to which shall be governed by Section 5.3 below), Verizon Wireless hereby grants Starent under Verizon Wireless’ intellectual property a personal, non-exclusive, non-transferable, perpetual, fully paid-up, royalty-free license to use, copy, modify and creative derivative works of the PPD Extensions solely for the purposes of providing the services and deliverables described in the SOW (including, without limitation, the PPD Software, defined below) to Verizon Wireless.

5.3                                 Respecting the G17 Extension, for a period of twelve (12) months from the Effective Date of this SOW, Verizon Wireless hereby grants Starent a limited, non-exclusive,  non-transferable (except in connection with a merger, consolidation, reorganization or sale of all or substantially all assets of Starent) fully paid-up, royalty-free license to use, copy, modify and create derivative works of the G17 Extension in the United States solely for the purposes of (i) internally developing Starent products, and (ii) providing the services and deliverables described in the SOW to Verizon Wireless (the “Limited U.S. Period”). Upon expiration of said Limited U.S. Period, Verizon Wireless grants Starent, a non-exclusive, transferable, perpetual, irrevocable, fully paid-up, royalty-free license, with the right to sublicense for any purpose, to (A) use, copy, modify and create derivative works of the G17 Extension in the United States to develop, sell, distribute, market, and support products containing the G17 Extension (and/or derivative works or portions thereof) and (B) make, have made, use, import, offer to sell, sell and distribute such products. Notwithstanding the foregoing, as of the Effective Date of this Addendum, Verizon Wireless grants Starent, a non-exclusive, transferable, perpetual, irrevocable, fully paid-up, royalty-free license, with the right to sublicense for any purpose, to (A) use, copy, modify and create derivative works of the G17 Extension worldwide (excepting the United States) to develop, sell, distribute, market and support products containing the G17 Extension (and/or derivative works or portions thereof) and (B) make, have made, use, import, offer to sell, sell and distribute such products. Starent hereby covenants and agrees, that it shall not, pursuant to any sale, distribution or sublicense granted or provided by Starent to any third party (a “Third Party”) respecting the G17 Extension or

2

products containing the G17 Extension, commit to, impose or create any covenants, obligations or liabilities of Verizon Wireless to such Third Party, whether or not provided or incurred by Verizon Wireless hereunder or otherwise, including without limitation covenants, obligations or liabilities relating to warranties, indemnification, maintenance or support.

5.4                                 Starent acknowledges that the PPD Extensions are Verizon Wireless Proprietary Information and will maintain their confidentiality in accordance with Section 18 of the Agreement and the license restrictions set forth herein; provided that, notwithstanding anything to the contrary herein, Starent may disclose and distribute the binary code versions of such G17 Extension in connection with its exercise of its license rights set forth in this Section 5 and may place the source code version of such G17 Extension into escrow for its distributors, and customers subject to customary terms, conditions and restrictions on use and disclosure of any released code.

6.                                      PPD SOFTWARE

6.1                                 Subject to Verizon Wireless’s ownership rights in the PPD Extensions, Starent shall own all right, title and interest in and to all computer programs and related documentation, including all intellectual property rights therein, conceived, created or developed by Starent prior to or in connection with the SOW, including without limitation (a) all computer programs containing or referencing the PPD Extensions and (b) any other elements to be delivered by Starent under the SOW (such as, without limitation, features standardized in TIA-835-C or any other standard defined by official SDOs) (collectively, in form and substance as such computer programs and documents are delivered by Starent to Verizon Wireless pursuant to the SOW, and excluding the PPD Extensions, the PPD Software”). Verizon Wireless shall have no license rights to the PPD Software under the Agreement; all license rights to the PPD Software are set forth in this Addendum.

6.2                                 Subject to the terms and conditions herein (including payment of all fees set forth in Section 7.1 below), Starent hereby grants Verizon Wireless a non-exclusive, non-transferable, perpetual, irrevocable, fully paid-up, royalty-free license to install, execute, copy and use the PPD Software (including the use of the prepaid feature of the PPD Software for unlimited data (PPP) sessions) in object code form (a) solely for Verizon Wireless business purposes, (b) solely to operate with Starent’s EVDO and/or 1xRTT PDSN and/or HA software, and (c) solely on all current and future PDSNs and HAs that are or will be deployed in the Verizon Wireless network within the United States (excluding its territories and possessions). This license shall cover PDSNs acquired by Verizon Wireless directly from Starent, as well as PDSNs acquired from third parties, including as part of an acquisition (whether through stock purchase, asset purchase, merger or otherwise) of another carrier; provided, however, if Verizon Wireless acquires a carrier, including the assets of such carrier, with whom Starent, as of the date of such acquisition, has entered into an agreement to license the PPD Software to such carrier for use on that carrier’s PDSNs, then such acquisition by Verizon Wireless shall not affect that license agreement, and Verizon Wireless will acquire such PDSNs subject to the terms and conditions of said license agreement. Notwithstanding anything to the contrary

3

herein, no license rights are provided hereunder to Starent’s EVDO and/or 1xRTT PDSN and/or HA software, without limitation, which must be licensed separately pursuant to the Agreement.

7.                                      PRICING

7.1                                 Cost:  Verizon Wireless shall pay Starent [**] U.S. Dollars ($[**]) as full consideration for the services and deliverables described in the SOW, which is due in full upon Acceptance of the deliverables described in the SOW using the same acceptance process and payment terms as applied to other products delivered pursuant to the Agreement to the extent applicable. Notwithstanding the foregoing, Starent agrees to complete delivery of the PPD Software, containing the launch-affecting fixes identified in preliminary testing, as promptly as possible, but in no event shall delivery be later than July 27, 2005. Verizon Wireless agrees to begin acceptance testing promptly upon delivery of the PPD Software and to use commercially reasonable efforts to complete acceptance testing as promptly as possible, but in any event acceptance testing shall be completed by August 31, 2005. Upon completion of Acceptance testing, Verizon Wireless shall provide notice of Acceptance or rejection of the PPD Software. Upon Acceptance, Starent shall invoice Verizon Wireless pursuant to the billing procedures set forth in the Agreement. Notwithstanding Acceptance of the PPD Software, Starent will continue to correct all errors in the PPD Software, including providing the non-launch-affecting fixes identified in preliminary testing, and will deliver such correction to Verizon Wireless as promptly as possible. Verizon Wireless shall have the right to test such correction according to the Acceptance provisions of the Agreement.

The license to the PPD Software does not include any additional hardware for capacity, or anything not explicitly described as licensed or transferred in this Addendum. For purposes of clarity, subject to the terms and conditions of Section 6.2, Verizon Wireless may deploy the PPD Software on the current and future PDSNs and HAs that are or will be deployed in Verizon Wireless network within the United States at no additional cost to Verizon Wireless.

7.2                                 Maintenance and Support: In addition to the cost of the solution, Verizon Wireless will pay annual maintenance and support fees for Starent’s standard maintenance and support of the PPD Software to the same extent that Starent currently provides maintenance and support of its other Software products under the Agreement. Annual maintenance and support services will begin upon delivery of the deliverables at an annual rate of [**] percent ([**]%) of the cost for the deliverables, or [**] dollars ($[**]) per annum. The term of the initial annual maintenance and support period will be May 1, 2005 to April 30, 2006. Thereafter, maintenance and support will renew at this rate for two consecutive annual renewal periods. Beginning with the fourth year, annual maintenance and support fees for the deliverables shall be provided at the rate of [**] percent ([**]%) of the cost of this solution, or [**] dollars ($[**]).

4

8.                                      WARRANTY/ DISCLAIMER/LIMITATION OF LIABILITY

The PPD Software is warranted by Starent to the same extent, and subject to the same limitations, as Starent warrants Software under Exhibit B to the Agreement. THE PPD EXTENSIONS ARE PROVIDED “AS IS” WITHOUT ANY WARRANTY WHATSOEVER. STARENT NETWORKS (EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM) AND VERIZON WIRELESS HEREBY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN OR QUALITY OF THE PPD EXTENSIONS.

SECTION 33 OF THE AGREEMENT WITH RESPECT TO THE LIMITATION OF LIABILITY IS SPECIFICALLY INCORPORATED HEREIN AND SHALL GOVERN WITH RESPECT TO THE ACTIVITIES AND DELIVERABLES CONTEMPLATED BY THIS ADDENDUM AND THE SOW.

9.                                      TERMINATION, INJUNCTIVE RELIEF

Verizon Wireless reserves the right to terminate the licenses granted herein to Starent without liability if Starent materially breaches its obligations herein and does not remedy such material breach within thirty (30) days of its receipt of written notice specifying such breach from Verizon Wireless; provided, however, that any end user licenses granted by Starent or its distributors prior to the effective date of such termination shall continue in perpetuity. Starent also agrees that the copying, use or distribution of the PPD Extensions in a manner inconsistent with the provisions of this Addendum will cause irreparable injury to Verizon Wireless for which Verizon Wireless will not have an adequate remedy at law, and therefore Verizon Wireless shall be entitled to seek preliminary and permanent injunctive relief, in addition to any other legal or equitable remedies.

10.                               SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have caused this Addendum No. 1 to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP d/b/a		STARENT NETWORKS CORPORATION
Verizon Wireless

By:	/s/ Kyle Malady	By:	/s/ Jeff Basile

Name: Kyle Malady		Name:	Jeff Basile

Title: Staff V.P. — Technology Development		Title:	Corporate Controller

Date:	8/23/05	Date:	8/5/05

5

Exhibit A – Prepaid Packet Data

Statement of Work

Executive Summary

Starent Networks is pleased to present the following Statement of Work (SOW) for the Prepaid Packet Data solution. Starent Networks will deliver the solution for the EVDO and 1xRTT Packet Data Service Nodes (PDSN’s) and Home Agents (HA’s) according to the schedule below. The following items are included in this document.

•                  Overview of the Solution

•                  Descriptions of the Deliverables

•                  Timeframes for Delivery

•                  Compliance Statements

•                  Performance Impacts

This document clearly defines the deliverables and timeframes for providing the Verizon Wireless Prepaid Packet Data solution from Starent Networks. In order to properly set expectations and deliver according to those expectations, this document serves as the defining entity of what Starent Networks will provide Verizon Wireless concerning the Prepaid Packet Data solution. Both parties must approve any changes to this document and expectations must be properly adjusted according to those changes.

In this document the Verizon proprietary requirements and extensions to the TIA-835-C standard has been identified by double-underline. The intellectual property that would be licensed to Starent has been identified by using italics and double-underlining.

Overview of the Solution

The Starent Networks’ Prepaid Packet Data solution for Verizon Wireless includes the capabilities of providing time and volume based quotas as described in the TIA-835-C standards. This solution allows Verizon Wireless customers to prepay for data services, thus expanding the base of data subscribers in the network. The capabilities are inline with the required functions from Verizon Wireless unless otherwise noted in the compliance statements.

Descriptions of the Deliverables

Per the request of Verizon Wireless, the pricing for Phase 1 and Phase 2 are bundled together. The Prepaid Packed Data solution is implemented on both the PDSN’s and the HA’s. The solution will be enabled enterprise wide for HA’s, 1xRTT PDSN’s, and EVDO PDSN’s. The Prepaid Packet Data solution is summarized in the following items:

1

Time-based Accounting

Starent will support the ability to meter packet data service by minutes of use (TIA-835-C based duration prepaid accounting). Service instances will be based on DurationQuota and DurationThreshold. On session close, Starent will report the time used till ‘last user activity’ based on G17 at the PDSN and based on Mobile IP session duration including the reception of Mobile IP messages at the HA.

Volume-based Accounting

Starent will support the ability to meter packet data service by octets used (TIA-835-C based volume prepaid accounting). Service instances will be based on VolumeQuota and VolumeThreshold. Volume based prepaid accounting will be supported for sessions that need VZW-PTT classification.

VZW-PTT Classification

Starent will support the ability to classify sessions as VZW-PTT or non-VZW-PTT by examining packet addresses, checking local tables, and sending Access-Request via VzW PolicyType VSA. On session close, PDSN will report the time used until the ‘last user activity’ as per the call flows below:

2

Confidential Materials omitted and filed separately with the

 Securities and Exchange Commission.

[**]

3

Confidential Materials omitted and filed separately with the

 Securities and Exchange Commission.

[**]

4

Confidential Materials omitted and filed separately with the

 Securities and Exchange Commission.

[**]

5

Confidential Materials omitted and filed separately with the

 Securities and Exchange Commission.

[**]

6

Dynamic Authorization Extensions to RADIUS

Dynamic authorization extensions to RADIUS provide support for Disconnect and Change-of-Authorization (CoA) messages. Disconnect messages cause a user session to be terminated immediately, whereas CoA messages modify session authorization attributes such as data filters. Starent will support Dynamic Authorization Extensions to RADIUS based on RFC3576.

Prepaid Accounting

Prepaid accounting allows a user to purchase access to the network in advance, based on either volume or duration. When a user connects to a service, the Prepaid Client (PPC) will contact the Prepaid Server and verify that the user has available credits for the service. When a user runs out of credits, service is denied until the user purchases additional credits. Standards-based TIA-835C Prepaid accounting will be supported in the Starent PDSN and HA. This includes the following components of TIA-835-C Prepaid according to chapter 6:

•                  RADIUS pre-paid interface

•                  Dynamic RADIUS extensions

•                  Destination-based address lists

•                  Support for time and volume accounting

Extensions of TIA-835-C Prepaid, specifically for classification of VZW-PTT traffic will also be supported. The ability to recognize VZW-PTT traffic is based on proprietary extensions for classifying VZW-PTT servers based on destination addresses. Through this recognition ability, traffic classified as VZW-PTT can be charged at a different rate from normal prepaid data traffic, allowing Verizon Wireless to provide different billing plans for VZW-PTT and non-VZW-PTT traffic.

Timeframes for Delivery

Prepaid data software was delivered on June 20, 2005 to Verizon Wireless. Fixes identified in preliminary testing shall be delivered on already agreed dates prior to July 27th, 2005. Verizon Wireless Acceptance testing is targeted to start on July 27*. 2005 and conclude on August 31st 2005.

Compliance Statements

The following compliance statements indicate exactly what Starent Networks will comply to based on the requirements provided by Verizon Wireless. Anything not included in this list is not included in the delivery and not considered to be within the scope of the project. Items identified as non-compliant are highlighted and may include additional development fees upon implementation of the functionality.

7

4.1                               Overall Verizon Wireless Data Prepaid Product Requirements

Starent Networks has read and understand the general requirements. Specific compliance is noted in the following sections that directly apply to the ST16 unless otherwise noted in this section.

•                  PPD solution shall have the ability to bill packet data service by minutes of use (TIA-835-C based duration prepaid accounting with Verizon Wireless specific modifications) or octets used (TIA-835-C based volume prepaid accounting). PPD solution shall have activation and re-charge capabilities that are consistent with VzW’s existing directional prepaid product.

•                  PPD solution shall use SMS-based (Short Message Service) notification mechanism that’s effective, All notification shall be free of charge.

•                  PPD solution shall prevent billing “leakage” and customer double-billing.

•                  PPD solution shall work in both Simple IP and Mobile IP environments.

•                  PPD solution shall be capable of differentiating whether a data session setup by a prepaid-VZW-PTT subscriber is being used for the VZW-PTT application or non-VZW-PTT applications. Prepaid accounting shall only be used in the case that the session is identified as being used for non- VZW-PTT applications.

•                  NONCOMPLIANT IN INITIAL RELEASE - Support for TIA-835-C defined tariff switching is highly desired.

•                  Support for TIA-835-C defined remote address accounting, i.e. not account for the number of octets going to and from specified remote addresses is highly desired.

•                  NONCOMPLIANT IN INITIAL RELEASE - Support for IPv6 is highly desired.

•                  PPD solution need not support concurrent volume and duration based billing.

•                  NONCOMPLIANT IN INITIAL RELEASE - Currently, VzW’s network does, not provide support for auxiliary service instances. The PPD solution shall work with this restriction. TIA-835-C prepaid support for auxiliary service instances is highly desired.

•                  Roaming for prepaid is out of scope

4.2                               Requirements for Prepaid Capable PDSN

4.2.1                     General Requirements

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission.

8

[**]

The Information below was provided by Starent:

Performance and Capacity Issues

The following performance impact estimations are based on the assumption that the initial quota assigned from SurePayfor an undetermined session will have either Tmax or Vmax, or at least Low-Quota value.

1.                                      Performance impact for postpaid subscribers

CPS: [**]%
Throughput: [**]%

2.                                      Performance impact for prepaid subscribers which do not have VZW- PTT capability thus no local policies need to be applied

CPS: [**]%
Throughput: [**]%

3.                                      Performance impact for prepaid customer which have VZW-PTT capability and local policy needs to be applied:

3.1                               Performance impact if local policy is ‘VZW-PTT:

3.1.1                     Performance impact if session classified as ‘non-VZW-PTT’:

CPS: [**]%*
Throughput: [**]%

* [**]% when the VzW-PT attribute is received during the initial Access-Accept with a quota assigned for VZW-PTT session, but the user initiates non-VZW- PTT traffic. An additional Access-Request needs to be sent to fetch the quote for non-VZW-PTT traffic.

3.1.2                     Performance impact if session classified as ‘VZW-PTT’:

CPS: [**]%
Throughput: [**]%

9

3.1.3                     Performance impact if session classified as ‘undetermined’:

CPS: [**]%*
Throughput: >[**]%**

* [**]% CPS impact when the VzW-PT attribute is received during the initial Access-Accept with a quota assigned for VZW-PTT session, but the user initiates undermined traffic. An additional Access-Request needs to be sent to fetch the quote for the undermined traffic.

** >[**]% impact on throughput due to dual table (VZW-PTT and UCA) lookups for each packet.

3.2                               Performance impact if local policy is ‘VZW-PTT with filtering:

3.2.1                     Performance impact if session classified as ‘non-VZW-PTT’:

CPS: [**]%*
Throughput: [**]%**

* [**]% when the VzW-PT attribute is received during the initial Access-Accept with a quota assigned for VZW-PTT session, but the user initiates non-VZW- PTT traffic. An additional Access-Request needs to be sent to fetch the quote for non-VZW-PTT traffic.

** [**]% throughput impact due to filtering.

3.2.2                     Performance impact if session classified as ‘VZW-PTT’:

CPS: [**]%
Throughput:-[**]%*

* [**]% throughput impact due to filtering.

3.2.3                     Performance impact if session classified as ‘undetermined’:

CPS: [**]%
Throughput: >[**]%

* [**]% CPS impact when the VzW-PT attribute is received during the initial Access-Accept with a quota assigned for VZW-PTT session, but the user initiates undermined traffic. An additional Access-Request needs to be sent to fetch the quote for the undermined traffic.

** >[**]% impact on throughput due to dual table (VZW-PTT and UCA) lookups for each packet.

In general, after the implementation of prepaid capability, the performance impacts are expected for ST16 in the areas of call rates and forwarding throughput. The call rates are expressed as Call Events per Sec (CPS) and include make + break subscriber session transaction with all required RADIUS messages. The throughput is impact is estimated for 512 byte packets.

10

The provided performance impacts are estimates only; when the implementation is completed and tested, the actual performance impacts may have to be revised.

Addendum:

Scenario:

There is an ongoing prepaid session at the PDSN/HA (PPC). The PPC sends an online Access-Request to the AAA/SurePay due to “Threshold Reached”. While the PPC is waiting for an Access-Accept from the AAA/SurePay, the user’s session gets terminated due to any appropriate reason.

Desired Behavior:

The PPC cancels the pending online Access-Request transaction. The PPC will immediately send the final online Access-Request to the AAA/SurePay to return whatever quota was left unused at the time of session termination. If the PPC receives the online Access-Accept in response to the cancelled transaction, it ignores it (silently discards). The PPC will perform the normal transaction including retries if needed for the final online Access-Request.

The PPC always uses the last successfully received Quota ID in the online Access-Requests. In this scenario the final online Access-Request will contain the Quota ID that the PPC received in the last successfully processed online Access-Accept from AAA/SurePay. Note that the Quota ID in the final online Access-Request and the one in the cancelled online Access-Request will be the same.

The AAA/SurePay should ignore the Quota ID in a final online Access-Request with update code in PPAQ set to [**].

11

Network Standard
NUMBER NSTD196	DATE ISSUED 10/31/03	LAST MODIFIED 7/13/04	COMPLY BY DATE 7/13/04	REVIEW DATE 1/13/04

CLASSIFICATION Company Confidential			DOCUMENT CUSTODIAN Director, Network Compliance

STATUS ACTIVE			DOCUMENT TITLE Vendor Information Security Standard: Technical Product Requirements

As with all Network documentation, this standard is subject to change as the needs of the business change. For this reason, it is imperative that users obtain this document from the Network Intranet Web site when the need for the information arises. This is the only way to ensure that you are receiving the most current information. If you need to update yourself on its contents, return to the web site and obtain the current version. This document may be downloaded for future use only as a contingency against network/server failures.

Section 1.                                          Purpose

This standard states the baseline technical Information Security controls that should be implemented in all vendor products deployed on Network Department networks.

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission.

[**]

12

Development Guidelines and Requirements for
Vendors of SNMP Managed Devices

Author:  Paul Varner

Date:  14 April 2003

Release:  1.0

Verizon Wireless

Network Support Systems

500 West Dove Road

Southlake, TX 76092

13

Development Guidelines and Requirements for
Vendors of SNMP Managed Devices

Abstract:

This document provides guidelines and requirements for the development of MIBS for devices managed by the Simple Network Management Protocol

Information in this document reflects the most current facts available at the time of publishing. However, all documentation is subject to change. It is the reader’s responsibility to check with the publishing author(s) or department(s) to verify the present status of this and all documents and to request the most recent issue.

Release Notes

Release Number	Contributor	Contribution	Date

1.0	Paul Varner	Initial Release	14 April 2003

i

Table of Contents

1.	Introduction	1

1.1	Purpose	1
1.2	Intended Audience	1
1.3	Overview	1

2.	MIB Development Guidelines	1

2.1	Read and Understand the Internet RFC’s	1
2.2	Ensure that MIB developers understand MIB writing	1
2.3	Use a MIB compiler with strict syntax checking	1
2.4	Define traps for very specific events	1
2.5	Polling versus Traps	1
2.6	Delivery of MIB flies	1

3.	Requirements	2

3.1	Communications Requirements	2
3.2	General Protocol Requirements	2
3.3	Traps	2
3.4	Generic Traps	2
3.5	Sets and Gets	2

ii

1.                                       Introduction

[**]

1.1                                 Purpose

[**]

1.2                                 Intended Audience

[**]

1.3                                 Overview

[**]

2.                                       MIB Developemnt Guidelines

[**]

2.1                                 Read and Understand the Internet RFC’s

[**]

2.2.                              Ensure that MIB develops understand MIB writing

[**]

2.3                                 Use a MIB compiler with strict syntax checking

[**]

2.4                                 Define traps for very specific events

[**]

2.5                                 Polling versus Traps

[**]

2.6                                 Delivery of MIB files

[**]

1

3                                          Requirements

[**]

3.1                                 Communications Requirements

[**]

3.2                                 General Protocal Requirements

[**]

3.3                                 Traps

[**]

3.4                                 Generic Traps

[**]

3.5                                 Sets and Gets

[**]

2

ADDENDUM NO. 2

TO THE GENERAL PURCHASE AGREEMENT

This Addendum No. 2 to the General Purchase Agreement (“Agreement”) is made by and between Starent Networks, Corp. (“Starent”), and Cellco Partnership d/b/a Verizon Wireless. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

In consideration of the mutual covenants and agreements contained herein, and other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

ARTICLE 1

IPSec Enterprise License. Notwithstanding any provision in the Agreement to the contrary, in exchange for a non-refundable license fee payment of $[**], the receipt of which is acknowledged by Starent, Starent hereby grants Verizon Wireless a non-exclusive, non-transferable, non-assignable (except to an Affiliate), perpetual worldwide license to use an unlimited number of copies of Starent’s IPSec Encryption, IK Sessions software (“IPSec”) on Starent Home Agents operating on Products purchased by Verizon Wireless pursuant to the Agreement (“Designated System”) only (i.e., obtained by Verizon Wireless pursuant to the Agreement), commencing retroactively to the date of invoice for the IPSec Enterprise License. IPSec may not be used by Verizon Wireless on any hardware other than the Designated System without the prior written consent of Starent on a case by case basis. Verizon Wireless may deploy an unlimited number of copies of IPSec on the Designated Systems (to the extent necessary to serve traffic on those Designated Systems, as determined by Verizon Wireless). The IPSec provided to Verizon Wireless shall constitute Software under the Agreement and all the terms of the Agreement shall apply thereto.

ARTICLE 2

HA SR Enterprise License. Notwithstanding any provision in the Agreement to the contrary, in exchange for a non-refundable license fee payment of $[**], the receipt of which is acknowledged by Starent, Starent hereby grants Verizon Wireless a non-exclusive, non-transferable, non-assignable (except to an Affiliate), perpetual worldwide license to use Starent’s HA Session Recovery, IK Sessions software (“HA SR”) on Starent Home Agents operating on Products purchased by Verizon Wireless pursuant to the Agreement (“Designated System”) only, commencing retroactively to the date of invoice for the HA SR Enterprise License. HA SR may not be used by Verizon Wireless on any hardware other than the Designated System without Starent’s prior written consent on a case by case basis. Verizon Wireless may deploy an unlimited number of copies of HA SR on the Designated Systems (to the extent necessary to serve traffic on those Designated Systems, as determined by Verizon Wireless). The HA SR provided to Verizon Wireless shall constitute Software under the Agreement and all the terms of the Agreement shall apply thereto.

3

ARTICLE 3

Failover License. In addition to the terms set forth in Section 5.1 of the Agreement, for each Software license purchased by Verizon Wireless under the Agreement (other than the enterprise licenses granted under this Addendum No. 2 for which no additional licenses are required for this purpose) and in use in a Verizon Wireless production environment, Starent shall provide a duplicate copy free of charge for use only as a cold spare back-up copy on the system on which it is installed, solely in order to provide emergency back-up to the production copy of Starent’s proprietary Software purchased for the duration of such emergency and for no other purpose. For the avoidance of doubt, the maximum number of Software licenses granted by Starent and in use at any given time by Verizon Wireless will be equal to the number actually purchased by Verizon Wireless.

ARTICLE 4

HAGR Enterprise License. Notwithstanding any provision in the Agreement to the contrary, in exchange for a non-refundable license fee payment of $[**], the receipt of which is acknowledged by Starent, Starent hereby grants Verizon Wireless a non-exclusive, non-transferable, non-assignable (except to an Affiliate), perpetual, worldwide license to use an unlimited number of copies of Starent’s HA Geographic Redundancy, IK Sessions software (“HAGR”) on Starent Home Agents operating on Products purchased by Verizon Wireless pursuant to the Agreement (“Designated System”) only, commencing retroactively to the date of invoice for the HAGR Enterprise License. HAGR may not be used by Verizon Wireless on any hardware other than the Designated System without the prior written consent of Starent on a case by case basis. Verizon Wireless may deploy an unlimited number of copies of HAGR on the Designated Systems (to the extent necessary to serve traffic on those Designated Systems, as determined by Verizon Wireless). The HAGR provided to Verizon Wireless shall constitute Software under the Agreement and all the terms of the Agreement shall apply thereto.

HAGR Patent Rights. Notwithstanding any provision in the Agreement to the contrary, the parties acknowledge and agree that the patented or patentable concepts, methods, techniques, processes, know-how, adaptations, ideas, inventions, discoveries, and improvements (the “HAGR Innovation”) underlying the HA Geographic Redundancy, IK Sessions software, but not the not the tangible embodiments of such HAGR Innovation (including, but not limited to HAGR as defined above) shall be jointly owned by Verizon Wireless and Starent, without right of accounting or the sharing of revenues of any kind such that each of the Parties shall have the right to independently use such Innovation for any purpose without compensation of any kind to the other Party.

ARTICLE 5

PDSN SR Enterprise License. Notwithstanding any provision in the Agreement to the contrary, in exchange for a non-refundable license fee payment of $[**], the receipt of which is acknowledged by Starent, Starent hereby grants Verizon Wireless a non-exclusive, non-transferable, non-assignable (except to an Affiliate), perpetual, worldwide license to use Starent’s PDSN Session Recovery, IK Sessions software (“PDSN SR”) on Starent PDSN Products purchased under the Agreement (“Designated System”) only, commencing retroactively

4

to the date of invoice for the PDSN SR Enterprise License. PDSN SR may not be used by Verizon Wireless on any hardware other than the Designated System without the prior written consent of Starent on a case by case basis. Verizon Wireless may deploy an unlimited number of copies of PDSN SRon the Designated Systems (to the extent necessary to serve traffic on those Designated Systems, as determined by Verizon Wireless). The PDSN SR provided to Verizon Wireless shall constitute Software under the Agreement and all the terms of the Agreement shall apply thereto.

Except as expressly provided herein, the terms of the Agreement are hereby ratified and confirmed and remain in full force and effect.

IN WITNESS WHEREOF, this Addendum No. 2 has been executed by a duly authorized representative of each party.

Starent Networks, Corp.		Cellco Partnership d/b/a Verizon Wireless

Name:	Jeff Basile	Name:	Edward A. Salas

Signature:	/s/ Jeff Basile	Signature:	/s/ Edward A. Salas

Title:	Asst Secretary	Title:	Staff V.P. — Network Planning

Date:	06/28/2006	Date:	7/18/2006

5